                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-05151
                                  ---------------------------------------------

                          J.P. Morgan Mutual Fund Group
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           522 Fifth Avenue,  New York, NY                      10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

             Stephen M. Benham, 522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-480-4111
                                                   ----------------------------

Date of fiscal year end:  August 31, 2005
                        --------------------------
Date of reporting period: September 1, 2004 through February 28, 2005
                         ----------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED FEBRUARY 28, 2005


JPMORGAN FUNDS


INCOME FUNDS


BOND FUND
ENHANCED INCOME FUND
EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which, we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1

Fund Commentaries:

Bond Fund                                                                      3

Enhanced Income Fund                                                           6

Emerging Markets Debt Fund                                                     9

Global Strategic Income Fund                                                  12

Short Term Bond Fund                                                          15

Short Term Bond Fund II                                                       18

Portfolio of Investments                                                      21

Financial Statements                                                          74

Notes to Financial Statements                                                 85

Financial Highlights                                                         108

HIGHLIGHTS

- While U.S. economy continued to expand with increased business and consumer spending and higher GDP, international growth lagged.

- Inflation remained tame as the Fed raised short-term rates, although higher commodity prices hinted at an increased inflation rate.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.


JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN INCOME FUNDS

PRESIDENT'S LETTER  MARCH 7, 2005

[PHOTO OF GEORGE C.W. GATCH]

"Economic data released in January and February suggested that economic growth would remain firm through the end of the first quarter. Businesses appeared likely to make a strong contribution to the economic expansion despite the expiration of some tax incentives."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Fixed Income Funds for the six-month period ended February 28, 2005. Inside you'll find in-depth information on some of our fixed income funds along with an update from the portfolio management team.

DESPITE SOFT SPOT, U.S. ECONOMY CONTINUES TO GROW

The U.S. economy softened early in the period, largely in response to higher oil prices. However, by the fourth quarter, it had strengthened again. Driven by increased consumer and capital spending, the U.S. gross domestic product grew at 3.8%. Housing market activity, including sales, new housing starts and permits, was stronger than expected. Meanwhile, the international growth environment experienced some deterioration. Inflation was well behaved, trending near 1.5%.

Economic data released in January and February suggested that economic growth would remain firm through the end of the first quarter. Businesses appeared likely to make a strong contribution to the economic expansion despite the expiration of some tax incentives. Core capital goods orders -- an important forward-looking indicator of business investment -- increased by 4.4% in January after a gain of 3.4% in December. Although the trade deficit seemed to be acting as a drag on the economy, domestic demand for goods and services was strong. The job picture continued to be mixed. While 124,000 new jobs were added to the payrolls in January, unemployment was 5.2%.

FEDERAL RESERVE MAINTAINS PATTERN OF MEASURED INTEREST-RATE INCREASES

Over the course of the period, the Federal Reserve Board (the Fed) maintained a steady pattern of interest-rate increases. In November and again in December, it raised short-term interest rates by a quarter of a percent. The Fed also reaffirmed its intent to raise rates at a measured pace and to "respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability."

In early 2005, investors began to speculate that such a response would come sooner rather than later. Although inflation grew by a modest 1.6% in 2004, economic data released in February hinted that it could be on the rise. If companies began to pass on higher commodity prices to consumers or consumer expectations changed, the Fed might begin to tighten interest rates more aggressively.

Adding to concern was the flattening yield curve. Although short-term rates had risen over the period, longer-term interest rates remained low, which was counter to the Fed's intended policy actions. However, the Fed did not drop its "measured pace" rhetoric during the period and, following a quarter-of-a percent increase in February, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%.

In this challenging environment, rest assured that your portfolio managers will continue working hard on your behalf. As they look for opportunities to obtain the highest possible yields, they will also stay focused on the preservation of your principal.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.


Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND FUND

AS OF FEBRUARY 28, 2005                                              (Unaudited)

FUND FACTS

Fund Inception                                    7/26/1993
Fiscal Year End                                   AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                          $836
Primary Benchmark               LEHMAN AGGREGATE BOND INDEX
Average Credit Quality                                   AA
Duration                                          5.1 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 2.71% (Institutional Shares) for the six-month period ending February 28, 2005. This compares to the 1.26% return of its benchmark, the Lehman Aggregate Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Although our residential mortgage security selection enhanced performance, our mortgage sector weighting was a modest negative. Our duration and yield-curve positioning was also a positive, as was our positioning in investment-grade corporate bonds. Also adding to performance were our international positions and our allocation to securities that were below investment grade, such as high-yield and emerging markets debt.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economy continued to expand following an oil-induced soft spot earlier in 2004. Business spending increased while consumer spending and the housing market remained robust. These positive developments offset deterioration in the international growth environment and the associated negative impact on net exports. Fourth-quarter gross domestic product grew at 3.8% versus 4.0% during the third quarter. Data from the first quarter of 2005 suggested that firm growth would continue. Although inflation remained tame, higher commodity prices hinted that the inflation rate could increase. In addition, the employment picture remained mixed, while unemployment fell in January to 5.2%, the lowest level in more than three years, it rose to 5.4% in February.

   Pledging to "respond to changes in economic prospects," the Federal Reserve Board continued to raise short-term rates at a measured pace, tightening by a quarter of a percent each in November, December, and February. By the end of the period, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%. Short-term rates rose over the period on expectations of Fed tightening. However, rates for longer-term maturities moved lower, contributing to significant flattening of the yield curve between two- and 30-year maturities.

   We managed duration based on our belief that the Fed would tighten less aggressively than market expectations. Because we expected that short-term rates would rise more quickly than long-term rates, we implemented curve-flattening trades. After spreads tightened, we actively traded residential mortgages around a neutral position. Mortgage security selection focused on coupon selection. We took advantage of opportunities to purchase both asset-backed and commercial-backed securities at attractive prices.

   Despite strong fundamentals, we reduced the Fund's allocation to investment-grade corporate bonds, maintaining a modest overweight to attractive BBB names, European Tier 1 and Asian bank paper, telecom, insurance, and natural gas credits. We also reduced our exposure to the markets in high-yield and emerging markets debt as spreads in both tightened substantially. In the emerging markets, we focused on fundamentally strong countries. We maintained a Eurozone curve-steepener position and added an outright long Euro/short U.S. dollar position in five-year maturities.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Residential Mortgage Backed Securities    35.9%
Corporate Notes & Bonds                   28.1%
Asset Backed Securities                   18.6%
Foreign Government Securities              6.8%
Money Market Fund                          2.9%
Private Placements                         1.9%
Commercial Mortgage Backed Securities      1.7%
Commercial Paper                           1.5%
U.S. Treasury Securities                   1.4%
U.S. Government Agency Securities          1.0%
Other (Less than 1%)                       0.2%

                                             SEMI-ANNUAL REPORT FEBRUARY 28 2005

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                    1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                    ---------------------------------------
CLASS A SHARES
      Without Sales Charge           3.70%      5.68%      7.18%      6.86%
         With Sales Charge*         (1.01%)     4.05%      6.20%      6.37%
CLASS B SHARES
              Without CDSC           3.04%      4.64%      6.47%      6.50%
                 With CDSC**        (1.83%)     3.73%      6.15%      6.50%
CLASS C SHARES
              Without CDSC           2.93%      4.81%      6.58%      6.55%
                 With CDSC***        1.95%      4.81%      6.58%      6.55%
INSTITUTIONAL SHARES                 4.08%      5.71%      7.30%      7.01%
SELECT SHARES                        3.86%      5.53%      7.10%      6.82%
ULTRA SHARES                         4.09%      5.82%      7.41%      7.10%

  *  Sales Charge for Class A Shares is 4.50%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and 0% for the ten year period.
***  Assumes 1% CDSC for the one year period and 0% thereafter.

[CHART]

TEN-YEAR PERFORMANCE (2/28/95 TO 2/28/05)

                    JPMORGAN BOND FUND        LEHMAN AGGREGATE      LIPPER INTERMEDIATE INVESTMENT
                  (INSTITUTIONAL SHARES)         BOND INDEX             GRADE DEBT FUNDS INDEX
 2/28/1995             $  3,000,000                $  3,000,000                $  3,000,000
 3/31/1995             $  3,024,000                $  3,018,300                $  3,019,800
 4/30/1995             $  3,067,243                $  3,060,556                $  3,059,359
 5/31/1995             $  3,194,534                $  3,179,000                $  3,166,743
 6/30/1995             $  3,214,659                $  3,202,206                $  3,186,693
 7/31/1995             $  3,202,444                $  3,195,162                $  3,179,683
 8/31/1995             $  3,242,474                $  3,233,823                $  3,216,885
 9/30/1995             $  3,275,872                $  3,265,191                $  3,247,445
10/31/1995             $  3,323,372                $  3,307,639                $  3,289,987
11/30/1995             $  3,370,231                $  3,357,253                $  3,339,008
12/31/1995             $  3,416,404                $  3,404,255                $  3,383,750
 1/31/1996             $  3,439,977                $  3,426,723                $  3,406,083
 2/29/1996             $  3,375,305                $  3,367,098                $  3,346,817
 3/31/1996             $  3,355,391                $  3,343,528                $  3,323,724
 4/30/1996             $  3,331,903                $  3,324,804                $  3,304,447
 5/31/1996             $  3,322,574                $  3,318,155                $  3,299,490
 6/30/1996             $  3,364,438                $  3,362,618                $  3,337,764
 7/31/1996             $  3,368,476                $  3,371,697                $  3,347,110
 8/31/1996             $  3,365,107                $  3,365,965                $  3,343,763
 9/30/1996             $  3,421,304                $  3,424,533                $  3,399,604
10/31/1996             $  3,496,573                $  3,500,558                $  3,471,335
11/30/1996             $  3,550,420                $  3,560,417                $  3,531,389
12/31/1996             $  3,528,763                $  3,527,305                $  3,499,960
 1/31/1997             $  3,544,289                $  3,538,240                $  3,510,810
 2/28/1997             $  3,555,985                $  3,547,086                $  3,519,587
 3/31/1997             $  3,516,514                $  3,507,713                $  3,481,927
 4/30/1997             $  3,565,394                $  3,560,329                $  3,529,630
 5/31/1997             $  3,599,978                $  3,594,152                $  3,561,043
 6/30/1997             $  3,645,698                $  3,636,922                $  3,603,064
 7/31/1997             $  3,740,486                $  3,735,119                $  3,698,545
 8/31/1997             $  3,708,692                $  3,703,371                $  3,664,888
 9/30/1997             $  3,763,209                $  3,758,180                $  3,717,662
10/31/1997             $  3,803,099                $  3,812,674                $  3,762,274
11/30/1997             $  3,816,791                $  3,830,212                $  3,773,185
12/31/1997             $  3,856,103                $  3,868,897                $  3,807,521
 1/31/1998             $  3,900,449                $  3,918,419                $  3,858,161
 2/28/1998             $  3,902,009                $  3,915,285                $  3,852,760
 3/31/1998             $  3,923,080                $  3,928,597                $  3,867,015
 4/30/1998             $  3,940,341                $  3,949,025                $  3,885,190
 5/31/1998             $  3,977,380                $  3,986,541                $  3,920,156
 6/30/1998             $  4,005,620                $  4,020,427                $  3,951,518
 7/31/1998             $  4,013,631                $  4,028,870                $  3,959,421
 8/31/1998             $  4,058,182                $  4,094,540                $  4,012,873
 9/30/1998             $  4,147,057                $  4,190,352                $  4,102,761
10/31/1998             $  4,114,710                $  4,168,143                $  4,069,529
11/30/1998             $  4,135,283                $  4,191,902                $  4,089,877
12/31/1998             $  4,147,275                $  4,204,478                $  4,107,463
 1/31/1999             $  4,171,744                $  4,234,329                $  4,132,929
 2/28/1999             $  4,095,401                $  4,160,229                $  4,059,363
 3/31/1999             $  4,132,670                $  4,183,110                $  4,091,432
 4/30/1999             $  4,153,333                $  4,196,496                $  4,105,343
 5/31/1999             $  4,101,832                $  4,159,567                $  4,063,469
 6/30/1999             $  4,074,759                $  4,146,256                $  4,049,653
 7/31/1999             $  4,060,498                $  4,128,842                $  4,035,479
 8/31/1999             $  4,053,595                $  4,126,777                $  4,031,040
 9/30/1999             $  4,090,483                $  4,174,648                $  4,075,381
10/31/1999             $  4,115,435                $  4,190,094                $  4,081,494
11/30/1999             $  4,127,781                $  4,189,675                $  4,086,392
12/31/1999             $  4,123,653                $  4,169,565                $  4,067,595
 1/31/2000             $  4,106,334                $  4,155,805                $  4,052,951
 2/29/2000             $  4,154,789                $  4,206,090                $  4,097,129
 3/31/2000             $  4,204,231                $  4,261,611                $  4,147,523
 4/30/2000             $  4,176,483                $  4,249,252                $  4,121,809
 5/31/2000             $  4,167,294                $  4,247,127                $  4,114,389
 6/30/2000             $  4,248,557                $  4,335,468                $  4,201,614
 7/31/2000             $  4,271,924                $  4,374,920                $  4,237,328
 8/31/2000             $  4,345,828                $  4,438,357                $  4,296,227
 9/30/2000             $  4,373,207                $  4,466,318                $  4,324,582
10/31/2000             $  4,396,385                $  4,495,796                $  4,339,718
11/30/2000             $  4,470,684                $  4,569,527                $  4,408,720
12/31/2000             $  4,574,850                $  4,654,520                $  4,497,776
 1/31/2001             $  4,661,315                $  4,730,389                $  4,576,937
 2/28/2001             $  4,694,877                $  4,771,544                $  4,620,875
 3/31/2001             $  4,706,144                $  4,795,401                $  4,638,897
 4/30/2001             $  4,663,318                $  4,775,261                $  4,613,847
 5/31/2001             $  4,696,894                $  4,803,912                $  4,642,453
 6/30/2001             $  4,709,576                $  4,822,167                $  4,659,630
 7/31/2001             $  4,800,000                $  4,930,184                $  4,772,859
 8/31/2001             $  4,856,160                $  4,986,881                $  4,825,360
 9/30/2001             $  4,872,185                $  5,044,728                $  4,862,515
10/31/2001             $  4,987,169                $  5,150,163                $  4,961,711
11/30/2001             $  4,927,821                $  5,079,091                $  4,899,193
12/31/2001             $  4,908,110                $  5,046,585                $  4,867,838
 1/31/2002             $  4,956,210                $  5,087,462                $  4,902,887
 2/28/2002             $  5,001,807                $  5,136,811                $  4,950,445
 3/31/2002             $  4,937,283                $  5,051,540                $  4,864,307
 4/30/2002             $  5,015,292                $  5,149,539                $  4,951,864
 5/31/2002             $  5,042,877                $  5,193,310                $  4,992,470
 6/30/2002             $  5,048,424                $  5,238,492                $  4,989,474
 7/31/2002             $  5,074,676                $  5,301,878                $  5,009,432
 8/31/2002             $  5,172,617                $  5,391,480                $  5,106,114
 9/30/2002             $  5,243,999                $  5,478,822                $  5,161,771
10/31/2002             $  5,217,254                $  5,453,619                $  5,142,156
11/30/2002             $  5,239,167                $  5,451,983                $  5,166,838
12/31/2002             $  5,343,426                $  5,564,839                $  5,272,242
 1/31/2003             $  5,357,319                $  5,569,847                $  5,288,586
 2/28/2003             $  5,435,000                $  5,646,711                $  5,364,213
 3/31/2003             $  5,429,022                $  5,642,194                $  5,364,749
 4/30/2003             $  5,496,885                $  5,689,024                $  5,427,517
 5/31/2003             $  5,591,431                $  5,794,840                $  5,528,469
 6/30/2003             $  5,584,721                $  5,783,250                $  5,527,363
 7/31/2003             $  5,337,877                $  5,588,933                $  5,341,091
 8/31/2003             $  5,379,512                $  5,625,820                $  5,381,683
 9/30/2003             $  5,542,511                $  5,774,904                $  5,526,450
10/31/2003             $  5,479,327                $  5,721,198                $  5,485,555
11/30/2003             $  5,506,175                $  5,734,929                $  5,499,817
12/31/2003             $  5,578,306                $  5,793,425                $  5,555,915
 1/31/2004             $  5,627,953                $  5,839,772                $  5,600,362
 2/29/2004             $  5,678,042                $  5,902,842                $  5,654,686
 3/31/2004             $  5,729,144                $  5,947,113                $  5,695,400
 4/30/2004             $  5,580,187                $  5,792,488                $  5,558,710
 5/31/2004             $  5,538,893                $  5,769,318                $  5,531,472
 6/30/2004             $  5,566,034                $  5,801,626                $  5,557,470
 7/31/2004             $  5,622,807                $  5,859,063                $  5,609,711
 8/31/2004             $  5,754,381                $  5,970,971                $  5,710,685
 9/30/2004             $  5,782,578                $  5,987,092                $  5,725,533
10/31/2004             $  5,839,825                $  6,037,384                $  5,770,765
11/30/2004             $  5,803,618                $  5,989,085                $  5,734,409
12/31/2004             $  5,868,038                $  6,044,184                $  5,794,047
 1/31/2005             $  5,903,833                $  6,082,263                $  5,825,335
 2/28/2005             $  5,909,394                $  6,046,377                $  5,800,868

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 7/26/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are similar to the expenses of the Select Shares.

Returns for the Ultra Shares prior to 9/10/01 (offering date of the Ultra Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund-Ultra, which are lower than the expenses of the Ultra Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are lower than the expenses of the Class A and B Shares.

Returns for the Class C Shares prior to 3/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Bond Fund, Lehman Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from February 28, 1995 to February 28, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage backed securities. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN ENHANCED INCOME FUND

AS OF FEBRUARY 28, 2005                                              (Unaudited)

FUND FACTS

Fund Inception                                   11/30/2001
Fiscal Year End                                   AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                          $208
Primary Benchmark                       3 MONTH LIBOR INDEX
Average Credit Quality                                  AA-
Duration                                          0.4 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Enhanced Income Fund, which seeks high current income consistent with principal preservation, returned 1.03% (Institutional Shares) for the six-month period ended February 28, 2005. This compares to the 1.05% return of its benchmark, the 3 Month LIBOR Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Contributing significantly to performance were our allocations to collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). Our duration positioning detracted slightly from performance when interest rates rose sharply during the fourth quarter. Selective purchases of corporate securities added to performance as spreads continued to tighten.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economy continued to expand following an oil-induced soft spot earlier in 2004. Business spending increased while consumer spending and the housing market remained robust. These positive developments offset deterioration in the international growth environment and the associated negative impact on net exports. Fourth-quarter gross domestic product grew at 3.8% versus 4.0% during the third quarter. Data from the first quarter of 2005 suggested that firm growth would continue. Although inflation remained tame, higher commodity prices hinted that the inflation rate could increase. In addition, the employment picture remained mixed, while unemployment fell in January to 5.2%, the lowest level in more than three years, it rose to 5.4% in February.

   Pledging to "respond to changes in economic prospects," the Federal Reserve Board continued to raise short-term rates at a measured pace, tightening by a quarter of a percent each in November, December, and February. By the end of the period, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%. Short-term rates rose over the period on expectations of Fed tightening. However, rates for longer-term maturities moved lower, contributing to significant flattening of the yield curve between two- and 30-year maturities.

   We continued to selectively add corporate bonds and ABS. Early in the period, we sold high-quality, fixed-rate corporate issues in the one- to three-year area of the curve and purchased lower credit-quality names. As interest rates declined early in the fourth quarter, we reduced our duration position. We extended again after the strong October employment report. Since late 2004, we maintained a neutral position, tactically trading duration as the market reacted to economic data. Later in the period, we purchased floating-rate CMOs at attractive prices. We also added floating-rate, home equity loan ABS because they offered yields that would increase as interest rates increased. We maintained our allocation to corporate securities, but have swapped out of more expensive issues into those with higher yields.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Corporate Notes & Bonds                   45.1%
Asset Backed Securities                   28.4%
Residential Mortgage Backed Securities    15.7%
Commercial Mortgage Backed Securities      4.2%
Certificates of Deposit                    2.2%
Money Market Fund                          1.8%
Other (Less than 1%)                       2.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                                                        SINCE
                                                                    INCEPTION
                               1 YEAR            3 YEARS           (11/30/01)
                               ----------------------------------------------
INSTITUTIONAL SHARES             1.69%              1.52%                1.55%

[CHART]

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/28/05)

               JPMORGAN ENHANCED INCOME FUND
                  (INSTITUTIONAL SHARES)            3 MONTH LIBOR INDEX
11/30/2001             $ 3,014,422                      $ 3,014,724
 3/31/2002             $ 3,020,451                      $ 3,019,547
 4/30/2002             $ 3,032,231                      $ 3,024,681
 5/31/2002             $ 3,037,992                      $ 3,029,520
 6/30/2002             $ 3,043,764                      $ 3,034,367
 7/31/2002             $ 3,044,069                      $ 3,039,222
 8/31/2002             $ 3,047,722                      $ 3,044,085
 9/30/2002             $ 3,051,684                      $ 3,048,651
10/31/2002             $ 3,055,651                      $ 3,053,529
11/30/2002             $ 3,061,762                      $ 3,058,415
12/31/2002             $ 3,061,150                      $ 3,062,391
 1/31/2003             $ 3,069,415                      $ 3,066,066
 2/28/2003             $ 3,071,256                      $ 3,069,132
 3/31/2003             $ 3,074,635                      $ 3,072,815
 4/30/2003             $ 3,081,092                      $ 3,075,887
 5/31/2003             $ 3,090,643                      $ 3,079,271
 6/30/2003             $ 3,090,334                      $ 3,082,966
 7/31/2003             $ 3,073,955                      $ 3,086,049
 8/31/2003             $ 3,082,255                      $ 3,088,826
 9/30/2003             $ 3,089,960                      $ 3,091,606
10/31/2003             $ 3,084,399                      $ 3,094,698
11/30/2003             $ 3,087,791                      $ 3,097,793
12/31/2003             $ 3,091,497                      $ 3,100,890
 1/31/2004             $ 3,095,206                      $ 3,103,991
 2/29/2004             $ 3,101,706                      $ 3,106,785
 3/31/2004             $ 3,105,118                      $ 3,109,892
 4/30/2004             $ 3,105,429                      $ 3,112,691
 5/31/2004             $ 3,106,050                      $ 3,115,803
 6/30/2004             $ 3,109,777                      $ 3,118,607
 7/31/2004             $ 3,114,131                      $ 3,122,662
 8/31/2004             $ 3,121,639                      $ 3,126,721
 9/30/2004             $ 3,126,599                      $ 3,130,786
10/31/2004             $ 3,128,788                      $ 3,135,795
11/30/2004             $ 3,134,107                      $ 3,140,812
12/31/2004             $ 3,140,375                      $ 3,146,780
 1/31/2005             $ 3,146,656                      $ 3,147,409
 2/28/2005             $ 3,153,876                      $ 3,148,039

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Enhanced Income Fund and 3 Month LIBOR Index from November 30, 2001 to February 28, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The 3 Month LIBOR Index is an abbreviation for the "London Interbank Offered Rate". Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The benchmark presented is the total return of the 3 Month LIBOR for the period presented.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EMERGING MARKETS DEBT FUND

AS OF FEBRUARY 28, 2005                                              (Unaudited)

FUND FACTS

Fund Inception                                           4/17/1997
Fiscal Year End                                          AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                                  $37
Primary Benchmark               EMERGING MARKETS BOND INDEX GLOBAL
Average Credit Quality                                         BBB
Duration                                                 5.8 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed-income securities of emerging markets issuers, had a total return of 11.32% (Select Shares) for the six-month period ended February 28, 2005. This compares to the 8.03% return from the Emerging Markets Bond Index Global.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The majority of our outperformance came from allocations to Argentina, Venezuela, Mexico and Russia. In Argentina, we held Bodens, an interest-bearing bond that rallied strongly as the country's debt restructuring moved closer to a resolution. Venezuela benefited as oil prices continued to rise. In Mexico, our position in long-duration bonds enhanced performance and, in Russia, the Fund benefited from our switch to higher-yield bonds. Also contributing was the credit upgrade given to both countries by the rating agencies. Our underperformance was limited to Ecuador, where we were underweight during a market rally.

   The Fund positioned into the local currency debt markets of Mexico, Colombia and Uruguay. Local yields in these markets have been very high and the positions also performed well as the U.S. dollar continued to weaken during the period.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: Strong fundamentals, improved credit quality, and sustained inflows supported an ongoing rally in emerging markets debt. Economic indicators suggested that the global economy grew at a medium pace while inflation was well contained. As investors sought higher-yielding investments, prices moved up in both high-yield and emerging markets debt. New issuance continued to be ahead of schedule after several countries pre-financed their 2005 and, in some cases their 2006, funding needs. The environment became more turbulent in January on concerns that the U.S. Federal Reserve Board would raise short-term interest rates more aggressively. Driven by strong demand, the market recovered in February despite the rise in U.S. interest rates, which was sparked by growing signs of inflation. Oil prices climbed to above $50 a barrel with prospects for strong global growth in the future.

   We overweighted Russian debt in the face of strong buyer interest and in anticipation of a credit upgrade. As the recovery continued in Ukraine, we added to our exposure. Once prices rose beyond our estimates of fair value, we reduced our position and shifted our allocations into Peru, where we expect an upgrade in the near future. We decreased our exposure to Colombia and eliminated holdings in the Philippines. We took profits in Brazil as prices rose. We also increased our allocation to Venezuela because it should continue to benefit from high oil prices, and also remains cheap relative to its fundamentals. After reducing Ecuador early in the period, we returned to neutral because of the possibility of a credit upgrade. We invested in more liquid and short-dated securities to give us the flexibility to exit positions should the environment deteriorate.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Foreign Government Securities        93.9%
U.S. Treasury Securities              4.2%
Corporate Notes & Bonds               1.8%
Other (Less than 1%)                  0.1%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                                                                  SINCE
                                                                              INCEPTION
                                     1 YEAR       3 YEARS      5 YEARS        (4/17/97)
                                     --------------------------------------------------
SELECT SHARES                         15.84%        16.38%       13.64%           10.95%

[CHART]

LIFE OF FUND PERFORMANCE (4/17/97 TO 2/28/05)

                JPMORGAN EMERGING MARKETS      EMERGING MARKETS BOND         LIPPER EMERGING MARKETS
                DEBT FUND (SELECT SHARES)           INDEX GLOBAL                DEBT FUNDS INDEX
 4/17/1997             $ 1,000,000                   $ 1,000,000                   $ 1,000,000
 4/30/1997             $ 1,020,000                   $ 1,000,000                   $ 1,000,000
 5/31/1997             $ 1,051,008                   $ 1,033,900                   $ 1,041,100
 6/30/1997             $ 1,068,034                   $ 1,056,542                   $ 1,073,686
 7/31/1997             $ 1,090,036                   $ 1,100,178                   $ 1,119,855
 8/31/1997             $ 1,078,917                   $ 1,094,787                   $ 1,116,047
 9/30/1997             $ 1,105,783                   $ 1,125,222                   $ 1,151,426
10/31/1997             $   986,026                   $ 1,005,948                   $ 1,027,878
11/30/1997             $ 1,034,835                   $ 1,048,601                   $ 1,067,246
12/31/1997             $ 1,053,462                   $ 1,074,291                   $ 1,099,050
 1/31/1998             $ 1,051,144                   $ 1,079,448                   $ 1,096,742
 2/28/1998             $ 1,080,891                   $ 1,107,945                   $ 1,127,122
 3/31/1998             $ 1,107,373                   $ 1,133,096                   $ 1,156,427
 4/30/1998             $ 1,108,481                   $ 1,135,702                   $ 1,157,121
 5/31/1998             $ 1,072,455                   $ 1,101,404                   $ 1,110,026
 6/30/1998             $ 1,033,310                   $ 1,073,538                   $ 1,065,070
 7/31/1998             $ 1,045,090                   $ 1,079,765                   $ 1,073,590
 8/31/1998             $   763,229                   $   784,557                   $   701,591
 9/30/1998             $   808,794                   $   852,343                   $   732,952
10/31/1998             $   862,417                   $   906,807                   $   778,395
11/30/1998             $   914,162                   $   969,014                   $   849,152
12/31/1998             $   885,640                   $   950,312                   $   817,478
 1/31/1999             $   846,141                   $   928,645                   $   793,853
 2/28/1999             $   855,702                   $   937,839                   $   807,428
 3/31/1999             $   920,650                   $ 1,000,018                   $   860,718
 4/30/1999             $ 1,000,286                   $ 1,061,519                   $   922,518
 5/31/1999             $   930,566                   $ 1,006,744                   $   872,148
 6/30/1999             $   974,954                   $ 1,045,403                   $   907,819
 7/31/1999             $   949,995                   $ 1,027,945                   $   894,293
 8/31/1999             $   944,675                   $ 1,028,665                   $   893,309
 9/30/1999             $   977,267                   $ 1,060,965                   $   915,374
10/31/1999             $ 1,019,582                   $ 1,098,523                   $   953,636
11/30/1999             $ 1,050,782                   $ 1,127,963                   $   992,259
12/31/1999             $ 1,115,615                   $ 1,180,188                   $ 1,044,551
 1/31/2000             $ 1,104,459                   $ 1,162,013                   $ 1,035,359
 2/29/2000             $ 1,194,803                   $ 1,224,413                   $ 1,101,829
 3/31/2000             $ 1,237,816                   $ 1,257,717                   $ 1,128,713
 4/30/2000             $ 1,206,376                   $ 1,234,575                   $ 1,099,818
 5/31/2000             $ 1,163,429                   $ 1,206,056                   $ 1,067,264
 6/30/2000             $ 1,229,744                   $ 1,262,259                   $ 1,124,255
 7/31/2000             $ 1,274,015                   $ 1,298,233                   $ 1,157,421
 8/31/2000             $ 1,311,853                   $ 1,339,647                   $ 1,192,491
 9/30/2000             $ 1,281,681                   $ 1,325,178                   $ 1,171,384
10/31/2000             $ 1,254,381                   $ 1,298,277                   $ 1,142,099
11/30/2000             $ 1,232,931                   $ 1,293,084                   $ 1,134,219
12/31/2000             $ 1,285,330                   $ 1,350,239                   $ 1,179,928
 1/31/2001             $ 1,353,324                   $ 1,415,320                   $ 1,244,588
 2/28/2001             $ 1,332,754                   $ 1,396,496                   $ 1,230,399
 3/31/2001             $ 1,305,966                   $ 1,380,856                   $ 1,209,975
 4/30/2001             $ 1,295,257                   $ 1,374,227                   $ 1,201,989
 5/31/2001             $ 1,333,078                   $ 1,407,346                   $ 1,234,803
 6/30/2001             $ 1,361,073                   $ 1,428,879                   $ 1,256,536
 7/31/2001             $ 1,272,059                   $ 1,354,863                   $ 1,203,636
 8/31/2001             $ 1,332,354                   $ 1,415,561                   $ 1,245,642
 9/30/2001             $ 1,270,933                   $ 1,369,272                   $ 1,186,101
10/31/2001             $ 1,278,685                   $ 1,369,956                   $ 1,201,164
11/30/2001             $ 1,307,072                   $ 1,352,421                   $ 1,239,121
12/31/2001             $ 1,346,807                   $ 1,368,515                   $ 1,271,834
 1/31/2002             $ 1,379,535                   $ 1,393,832                   $ 1,297,143
 2/28/2002             $ 1,436,509                   $ 1,446,101                   $ 1,343,840
 3/31/2002             $ 1,444,554                   $ 1,447,692                   $ 1,355,801
 4/30/2002             $ 1,455,966                   $ 1,461,879                   $ 1,371,257
 5/31/2002             $ 1,438,640                   $ 1,454,277                   $ 1,359,875
 6/30/2002             $ 1,344,984                   $ 1,380,982                   $ 1,268,084
 7/31/2002             $ 1,263,344                   $ 1,318,423                   $ 1,192,886
 8/31/2002             $ 1,360,495                   $ 1,414,932                   $ 1,278,178
 9/30/2002             $ 1,307,572                   $ 1,375,738                   $ 1,236,381
10/31/2002             $ 1,404,463                   $ 1,460,346                   $ 1,322,186
11/30/2002             $ 1,452,355                   $ 1,501,820                   $ 1,365,686
12/31/2002             $ 1,500,864                   $ 1,547,926                   $ 1,414,578
 1/31/2003             $ 1,523,527                   $ 1,573,467                   $ 1,445,557
 2/28/2003             $ 1,577,459                   $ 1,623,818                   $ 1,498,320
 3/31/2003             $ 1,617,211                   $ 1,650,123                   $ 1,536,227
 4/30/2003             $ 1,725,403                   $ 1,744,180                   $ 1,636,389
 5/31/2003             $ 1,790,623                   $ 1,816,564                   $ 1,710,027
 6/30/2003             $ 1,778,268                   $ 1,816,564                   $ 1,710,882
 7/31/2003             $ 1,722,252                   $ 1,752,258                   $ 1,661,095
 8/31/2003             $ 1,775,470                   $ 1,794,837                   $ 1,703,453
 9/30/2003             $ 1,832,463                   $ 1,857,836                   $ 1,756,260
10/31/2003             $ 1,854,086                   $ 1,866,940                   $ 1,767,851
11/30/2003             $ 1,883,566                   $ 1,889,903                   $ 1,793,132
12/31/2003             $ 1,944,028                   $ 1,945,466                   $ 1,852,664
 1/31/2004             $ 1,957,442                   $ 1,955,388                   $ 1,864,150
 2/29/2004             $ 1,954,701                   $ 1,962,232                   $ 1,861,540
 3/31/2004             $ 2,007,869                   $ 2,011,092                   $ 1,907,520
 4/30/2004             $ 1,863,504                   $ 1,901,889                   $ 1,810,237
 5/31/2004             $ 1,843,005                   $ 1,873,741                   $ 1,777,653
 6/30/2004             $ 1,873,230                   $ 1,901,285                   $ 1,806,273
 7/31/2004             $ 1,933,361                   $ 1,957,753                   $ 1,859,558
 8/31/2004             $ 2,034,242                   $ 2,038,609                   $ 1,936,916
 9/30/2004             $ 2,073,341                   $ 2,158,071                   $ 1,977,784
10/31/2004             $ 2,117,710                   $ 2,223,892                   $ 2,016,945
11/30/2004             $ 2,149,476                   $ 2,406,696                   $ 2,048,207
12/31/2004             $ 2,220,838                   $ 2,531,363                   $ 2,106,786
 1/31/2005             $ 2,240,382                   $ 2,540,476                   $ 2,123,008
 2/28/2005             $ 2,264,346                   $ 2,752,352                   $ 2,145,724

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 4/17/97.

The mountain chart illustrates comparative performance for $1,000,000 invested in the Select Shares of the JPMorgan Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to February 28, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Shares have a minimum investment of $1,000,000 and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

AS OF FEBRUARY 28, 2005                                              (UNAUDITED)

FUND FACTS

FUND INCEPTION                                    3/17/1997
Fiscal Year End                                   AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                           $46
Primary Benchmark               LEHMAN AGGREGATE BOND INDEX
Average Credit Quality                                    A
Duration                                          4.5 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 3.94% (Institutional Shares) for the six-month period ended February 28, 2005. This compares to the 1.26% return of the Lehman Aggregate Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The strongest contributors to performance were our holdings in high-yield and emerging markets debt. Although our residential mortgage security selection enhanced performance, our mortgage sector weighting was a modest negative. Our international positions and our investment-grade, corporate-bond security selection were positive.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economy continued to expand following an oil-induced soft spot earlier in 2004. Business spending increased while consumer spending and the housing market remained robust. These positive developments offset deterioration in the international growth environment and the associated negative impact on net exports. Fourth-quarter gross domestic product grew at 3.8% versus 4.0% during the third quarter. Data from the first quarter of 2005 suggested that firm growth would continue. Although inflation remained tame, higher commodity prices hinted that the inflation rate could increase. In addition, the employment picture remained mixed, while unemployment fell in January to 5.2%, the lowest level in more than three years, it rose to 5.4% in February.

   Pledging to "respond to changes in economic prospects," the Federal Reserve Board continued to raise short-term rates at a measured pace, tightening by a quarter of a percent each in November, December, and February. By the end of the period, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%. Short-term rates rose over the period on expectations of Fed tightening. However, rates for longer-term maturities moved lower, contributing to significant flattening of the yield curve between two- and 30-year maturities.

   Consistent with the Fund's strategy, we maintained a strategic underweight to the mortgage sector, making purchases based on coupon selection. Despite strong fundamentals, we took advantage of rich valuations to reduce our allocation to investment-grade corporate bonds, but continued to focus on attractive BBB names. We maintained a significant weighting in high-yield and emerging markets debt, but reduced our exposure as spreads tightened substantially in both markets. In the emerging markets, we concentrated on fundamentally strong countries. We maintained a Eurozone curve-steepener position and added an outright long Euro/short U.S. dollar position in five-year maturities.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Corporate Notes & Bonds                   32.6%
Foreign Government Securities             20.5%
Residential Mortgage Backed Securities    19.3%
Money Market Fund                          9.5%
Commercial Paper                           6.8%
Private Placements                         4.8%
U.S. Treasury Securities                   2.7%
Asset Backed Securities                    1.6%
Other (Less than 1%)                       2.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                                                                    SINCE
                                                                                INCEPTION
                                            1 YEAR      3 YEARS     5 YEARS     (3/17/97)
                                            ---------------------------------------------
CLASS A SHARES
      Without sales charge                    5.76%        6.33%       5.96%         5.41%
         With slaes charge*                   1.01%        4.70%       4.99%         4.81%
CLASS B SHARES
              Without CDSC                    5.75%        6.32%       5.95%         5.41%
                 With CDSC**                  0.75%        5.43%       5.64%         5.41%
CLASS C SHARES
              Without CDSC                    5.75%        6.32%       5.95%         5.41%
                 With CDSC***                 4.75%        6.32%       5.95%         5.41%
CLASS M SHARES
              Without CDSC                    5.75%        6.32%       5.95%         5.41%
                 With CDSC****                2.61%        5.27%       5.31%         5.01%
INSTITUTIONAL SHARES                          6.27%        6.92%       6.53%         5.89%
SELECT SHARES                                 6.02%        6.55%       6.18%         5.55%

  *  Sales Charge for Class A Shares is 4.50%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSC for the five year period and since inception.
***  Assumes 1% CDSC for the one year and 0% thereafter.
**** Sales charge on Class M shares is 3.0%.

[CHART]

LIFE OF FUND PERFORMANCE (3/17/97 TO 2/28/05)

                  JPMORGAN GLOBAL STRATEGIC             LEHMAN AGGREGATE         LIPPER MULTI-SECTOR
             INCOME FUND (INSTITUTIONAL SHARES)            BOND INDEX            INCOME FUNDS INDEX
 3/17/1997               $ 3,000,000                       $ 3,000,000               $ 3,000,000
 3/31/1997               $ 2,967,900                       $ 3,000,000               $ 3,000,000
 4/30/1997               $ 3,018,651                       $ 3,045,000               $ 3,026,700
 5/31/1997               $ 3,069,968                       $ 3,073,928               $ 3,076,943
 6/30/1997               $ 3,114,483                       $ 3,110,507               $ 3,120,636
 7/31/1997               $ 3,200,131                       $ 3,194,491               $ 3,192,098
 8/31/1997               $ 3,179,010                       $ 3,167,338               $ 3,172,946
 9/30/1997               $ 3,242,590                       $ 3,214,214               $ 3,237,039
10/31/1997               $ 3,184,548                       $ 3,260,820               $ 3,222,149
11/30/1997               $ 3,222,444                       $ 3,275,820               $ 3,235,360
12/31/1997               $ 3,256,602                       $ 3,308,906               $ 3,267,713
 1/31/1998               $ 3,296,658                       $ 3,351,260               $ 3,309,213
 2/28/1998               $ 3,327,976                       $ 3,348,579               $ 3,325,098
 3/31/1998               $ 3,358,927                       $ 3,359,964               $ 3,361,341
 4/30/1998               $ 3,365,980                       $ 3,377,436               $ 3,371,089
 5/31/1998               $ 3,369,683                       $ 3,409,522               $ 3,364,010
 6/30/1998               $ 3,365,302                       $ 3,438,503               $ 3,355,600
 7/31/1998               $ 3,381,456                       $ 3,445,723               $ 3,368,686
 8/31/1998               $ 3,260,400                       $ 3,501,889               $ 3,169,597
 9/30/1998               $ 3,316,479                       $ 3,583,833               $ 3,224,114
10/31/1998               $ 3,276,681                       $ 3,564,839               $ 3,199,289
11/30/1998               $ 3,327,142                       $ 3,585,158               $ 3,312,223
12/31/1998               $ 3,341,116                       $ 3,595,914               $ 3,304,605
 1/31/1999               $ 3,366,508                       $ 3,621,445               $ 3,322,120
 2/28/1999               $ 3,322,744                       $ 3,558,069               $ 3,277,603
 3/31/1999               $ 3,368,597                       $ 3,577,639               $ 3,318,573
 4/30/1999               $ 3,422,495                       $ 3,589,087               $ 3,376,980
 5/31/1999               $ 3,351,307                       $ 3,557,503               $ 3,306,401
 6/30/1999               $ 3,341,253                       $ 3,546,119               $ 3,302,764
 7/31/1999               $ 3,331,564                       $ 3,531,226               $ 3,295,168
 8/31/1999               $ 3,315,239                       $ 3,529,460               $ 3,271,443
 9/30/1999               $ 3,338,446                       $ 3,570,402               $ 3,285,183
10/31/1999               $ 3,361,815                       $ 3,583,612               $ 3,289,454
11/30/1999               $ 3,392,407                       $ 3,583,254               $ 3,311,164
12/31/1999               $ 3,424,296                       $ 3,566,054               $ 3,339,640
 1/31/2000               $ 3,390,738                       $ 3,554,286               $ 3,308,247
 2/29/2000               $ 3,448,719                       $ 3,597,293               $ 3,351,916
 3/31/2000               $ 3,474,930                       $ 3,644,777               $ 3,350,911
 4/30/2000               $ 3,451,648                       $ 3,634,207               $ 3,303,663
 5/31/2000               $ 3,424,380                       $ 3,632,390               $ 3,262,367
 6/30/2000               $ 3,501,771                       $ 3,707,944               $ 3,345,557
 7/31/2000               $ 3,534,687                       $ 3,741,686               $ 3,356,263
 8/31/2000               $ 3,586,647                       $ 3,795,941               $ 3,383,784
 9/30/2000               $ 3,592,027                       $ 3,819,855               $ 3,353,669
10/31/2000               $ 3,594,182                       $ 3,845,066               $ 3,283,242
11/30/2000               $ 3,607,481                       $ 3,908,125               $ 3,244,499
12/31/2000               $ 3,696,946                       $ 3,980,816               $ 3,327,234
 1/31/2001               $ 3,804,527                       $ 4,045,704               $ 3,442,024
 2/28/2001               $ 3,810,995                       $ 4,080,901               $ 3,449,596
 3/31/2001               $ 3,786,986                       $ 4,101,306               $ 3,390,263
 4/30/2001               $ 3,761,992                       $ 4,084,080               $ 3,361,107
 5/31/2001               $ 3,793,969                       $ 4,108,585               $ 3,390,685
 6/30/2001               $ 3,776,137                       $ 4,124,198               $ 3,359,490
 7/31/2001               $ 3,796,906                       $ 4,216,580               $ 3,392,749
 8/31/2001               $ 3,850,442                       $ 4,265,070               $ 3,437,873
 9/30/2001               $ 3,722,992                       $ 4,314,545               $ 3,331,299
10/31/2001               $ 3,804,898                       $ 4,404,719               $ 3,412,916
11/30/2001               $ 3,869,582                       $ 4,343,934               $ 3,445,680
12/31/2001               $ 3,844,429                       $ 4,316,133               $ 3,439,133
 1/31/2002               $ 3,867,111                       $ 4,351,093               $ 3,457,704
 2/28/2002               $ 3,870,979                       $ 4,393,299               $ 3,469,806
 3/31/2002               $ 3,862,075                       $ 4,320,370               $ 3,472,929
 4/30/2002               $ 3,899,151                       $ 4,404,185               $ 3,527,107
 5/31/2002               $ 3,901,101                       $ 4,441,621               $ 3,537,335
 6/30/2002               $ 3,839,073                       $ 4,480,263               $ 3,469,418
 7/31/2002               $ 3,799,915                       $ 4,534,474               $ 3,424,663
 8/31/2002               $ 3,877,433                       $ 4,611,107               $ 3,488,704
 9/30/2002               $ 3,878,596                       $ 4,685,807               $ 3,494,635
10/31/2002               $ 3,902,644                       $ 4,664,252               $ 3,505,818
11/30/2002               $ 3,975,233                       $ 4,662,853               $ 3,589,256
12/31/2002               $ 4,030,091                       $ 4,759,374               $ 3,662,477
 1/31/2003               $ 4,053,465                       $ 4,763,657               $ 3,709,723
 2/28/2003               $ 4,107,782                       $ 4,829,396               $ 3,769,821
 3/31/2003               $ 4,141,466                       $ 4,825,532               $ 3,808,650
 4/30/2003               $ 4,238,790                       $ 4,865,584               $ 3,934,716
 5/31/2003               $ 4,294,318                       $ 4,956,084               $ 4,023,247
 6/30/2003               $ 4,301,619                       $ 4,946,172               $ 4,053,421
 7/31/2003               $ 4,178,592                       $ 4,779,981               $ 3,956,950
 8/31/2003               $ 4,220,796                       $ 4,811,528               $ 3,989,001
 9/30/2003               $ 4,318,719                       $ 4,939,034               $ 4,105,081
10/31/2003               $ 4,308,786                       $ 4,893,101               $ 4,123,144
11/30/2003               $ 4,332,053                       $ 4,904,844               $ 4,165,200
12/31/2003               $ 4,395,301                       $ 4,954,874               $ 4,254,335
 1/31/2004               $ 4,430,463                       $ 4,994,513               $ 4,295,177
 2/29/2004               $ 4,452,173                       $ 5,048,453               $ 4,306,344
 3/31/2004               $ 4,489,571                       $ 5,086,317               $ 4,340,795
 4/30/2004               $ 4,423,574                       $ 4,954,073               $ 4,247,034
 5/31/2004               $ 4,387,743                       $ 4,934,256               $ 4,204,563
 6/30/2004               $ 4,415,825                       $ 4,961,888               $ 4,238,620
 7/31/2004               $ 4,473,672                       $ 5,011,011               $ 4,280,583
 8/31/2004               $ 4,551,514                       $ 5,106,721               $ 4,364,054
 9/30/2004               $ 4,588,381                       $ 5,120,509               $ 4,419,914
10/31/2004               $ 4,642,524                       $ 5,163,522               $ 4,505,660
11/30/2004               $ 4,649,488                       $ 5,122,213               $ 4,558,827
12/31/2004               $ 4,696,448                       $ 5,169,338               $ 4,621,739
 1/31/2005               $ 4,726,975                       $ 5,201,905               $ 4,618,966
 2/28/2005               $ 4,732,594                       $ 5,171,213               $ 4,646,679

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 3/17/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Global Strategic Income Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are lower than the expenses of the Class A Shares.

Returns for Class B, Class C and M Class Shares prior to 2/19/05 (offering date of Class B, Class C and M Class shares) are calculated using the historical expenses of Class A shares, which are lower than Class B, Class C and M Class shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Global Strategic Income Fund, Lehman Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to February 28, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SHORT TERM BOND FUND

AS OF FEBRUARY 28, 2005                                              (Unaudited)

FUND FACTS

Fund Inception                                             9/13/1993
Fiscal Year End                                            AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                                   $717
Primary Benchmark              MERRILL LYNCH 1-3 YEAR TREASURY INDEX
Average Credit Quality                                            A+
Duration                                                   1.9 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Short Term Bond Fund, which seeks to provide high total return consistent with low volatility of principal, returned 0.39% (Institutional Shares) for the six-month period ended February 28, 2005. This compares to the (0.33%) return of its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Contributing to performance were our allocations to collateralized mortgage obligations (CMOs) and asset-backed securities. Our duration positioning detracted slightly when interest rates rose during the fourth quarter. Purchases of corporate securities added to performance as spreads tightened. Our 10-year U.S. Treasury Inflation-Protected Securities (TIPS) trade contributed to performance. However, the TIPS curve steepener detracted as did our short position in Japan as yields remained low. Also detracting was our Eurozone curve-steepener position. However, both our five-year Eurozone versus U.S. spread trade and curve-flattener position contributed.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economy continued to expand following an oil-induced soft spot.
   Business spending increased while consumer spending and the housing market remained robust. These positive developments offset deterioration in the international growth environment and the associated negative impact on net exports. Fourth-quarter gross domestic product grew at 3.8% versus 4.0% during the third quarter. Data from the first quarter of 2005 suggested that firm growth would continue. Although inflation remained tame, higher commodity prices hinted that the inflation rate could increase. In addition, the employment picture remained mixed, while unemployment fell in January to 5.2%, the lowest level in more than three years, it rose to 5.4% in February.

   Pledging to "respond to changes in economic prospects," the Federal Reserve Board continued to raise short-term rates at a measured pace, tightening by a quarter of a percent each in November, December, and February. By the end of the period, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%. Short-term rates rose over the period on expectations of Fed tightening. However, rates for longer-term maturities moved lower, contributing to significant flattening of the yield curve between two- and 30-year maturities.

   Throughout the period, we traded duration as the market reacted to economic data. We selectively increased our exposure to corporate and asset-backed securities. Early in the period, we sold high-quality, fixed-rate corporate issues in the one- to three-year area of the curve and bought lower credit-quality names. We reduced our allocations to sovereigns and supranationals, and added agencies and CMOs. Because their yields will increase as interest rates increase, we added floating-rate home equity loan asset-backed securities. We purchased two- and four-year CMOs at attractive prices. We swapped out of more expensive corporate issues into those with higher yields. We purchased 10-year TIPS, and implemented a curve-steepener position in two- and 10-year TIPS.

   We removed our long 10-year Canada/short U.S position, and the curve-steepener position in the Eurozone. Because of disappointing economic data, we removed our short-duration position in Japanese government bonds. We implemented a long five-year Eurozone/short U.S. spread trade and then removed it as spreads reached our target.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Corporate Notes & Bonds                   44.1%
Asset Backed Securities                   12.8%
Residential Mortgage Backed Securities    12.5%
Commercial Mortgage Backed Securities     10.1%
Money Market Fund                          8.1%
Foreign Government Securities              6.2%
Certificates of Deposit                    2.0%
Preferred Stocks                           1.0%
Other (Less than 1%)                       3.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ------------------------------------------------
CLASS A SHARES
         Without Sales Charge            0.51%         2.35%         4.25%         5.04%
            With Sales Charge*          (2.54%)        1.30%         3.61%         4.72%
INSTITUTIONAL SHARES                     0.96%         2.78%         4.66%         5.37%
SELECT SHARES                            0.70%         2.51%         4.38%         5.11%

*    Sales Charge for Class A Shares is 3.00%.

[CHART]

TEN-YEAR PERFORMANCE (2/28/95 TO 2/28/05)

                 JPMORGAN SHORT TERM BOND FUND     MERRILL LYNCH 1-3 YEAR      LIPPER SHORT-TERM INVESTMENT
                    (INSTITUTIONAL SHARES)             TREASURY INDEX             GRADE DEBT FUNDS INDEX
 2/28/1995               $ 3,000,000                     $ 3,000,000                    $ 3,000,000
 3/31/1995               $ 3,018,900                     $ 3,016,800                    $ 3,016,500
 4/30/1995               $ 3,047,278                     $ 3,043,650                    $ 3,042,442
 5/31/1995               $ 3,104,262                     $ 3,096,913                    $ 3,098,119
 6/30/1995               $ 3,120,093                     $ 3,113,637                    $ 3,117,327
 7/31/1995               $ 3,126,334                     $ 3,126,403                    $ 3,127,302
 8/31/1995               $ 3,148,218                     $ 3,145,161                    $ 3,148,255
 9/30/1995               $ 3,166,793                     $ 3,160,572                    $ 3,163,367
10/31/1995               $ 3,188,643                     $ 3,187,121                    $ 3,193,103
11/30/1995               $ 3,217,022                     $ 3,215,168                    $ 3,219,925
12/31/1995               $ 3,242,437                     $ 3,239,925                    $ 3,242,142
 1/31/1996               $ 3,270,322                     $ 3,267,464                    $ 3,271,321
 2/29/1996               $ 3,248,411                     $ 3,253,741                    $ 3,259,218
 3/31/1996               $ 3,253,608                     $ 3,250,812                    $ 3,244,877
 4/30/1996               $ 3,255,235                     $ 3,253,413                    $ 3,247,148
 5/31/1996               $ 3,266,303                     $ 3,260,245                    $ 3,253,643
 6/30/1996               $ 3,288,513                     $ 3,283,719                    $ 3,277,069
 7/31/1996               $ 3,297,392                     $ 3,296,525                    $ 3,290,505
 8/31/1996               $ 3,309,923                     $ 3,307,734                    $ 3,302,022
 9/30/1996               $ 3,339,712                     $ 3,337,834                    $ 3,333,721
10/31/1996               $ 3,380,122                     $ 3,375,551                    $ 3,369,392
11/30/1996               $ 3,406,825                     $ 3,401,543                    $ 3,397,358
12/31/1996               $ 3,407,847                     $ 3,401,543                    $ 3,398,717
 1/31/1997               $ 3,425,227                     $ 3,417,530                    $ 3,416,050
 2/28/1997               $ 3,435,503                     $ 3,425,391                    $ 3,427,665
 3/31/1997               $ 3,435,847                     $ 3,424,021                    $ 3,424,237
 4/30/1997               $ 3,460,241                     $ 3,452,098                    $ 3,451,631
 5/31/1997               $ 3,485,155                     $ 3,475,572                    $ 3,474,757
 6/30/1997               $ 3,506,763                     $ 3,499,553                    $ 3,499,080
 7/31/1997               $ 3,543,233                     $ 3,538,048                    $ 3,538,970
 8/31/1997               $ 3,547,131                     $ 3,541,233                    $ 3,541,447
 9/30/1997               $ 3,576,572                     $ 3,568,146                    $ 3,569,070
10/31/1997               $ 3,591,594                     $ 3,594,550                    $ 3,590,842
11/30/1997               $ 3,599,495                     $ 3,603,177                    $ 3,599,819
12/31/1997               $ 3,625,411                     $ 3,627,679                    $ 3,621,418
 1/31/1998               $ 3,666,016                     $ 3,662,867                    $ 3,652,924
 2/28/1998               $ 3,669,682                     $ 3,666,164                    $ 3,658,038
 3/31/1998               $ 3,684,361                     $ 3,681,195                    $ 3,673,036
 4/30/1998               $ 3,703,151                     $ 3,698,497                    $ 3,690,299
 5/31/1998               $ 3,725,000                     $ 3,718,099                    $ 3,710,227
 6/30/1998               $ 3,739,527                     $ 3,737,433                    $ 3,726,923
 7/31/1998               $ 3,761,964                     $ 3,754,999                    $ 3,743,321
 8/31/1998               $ 3,788,298                     $ 3,802,312                    $ 3,768,776
 9/30/1998               $ 3,855,730                     $ 3,852,502                    $ 3,808,725
10/31/1998               $ 3,857,272                     $ 3,871,380                    $ 3,803,774
11/30/1998               $ 3,862,286                     $ 3,867,895                    $ 3,813,663
12/31/1998               $ 3,880,825                     $ 3,881,433                    $ 3,830,062
 1/31/1999               $ 3,902,558                     $ 3,895,406                    $ 3,849,213
 2/28/1999               $ 3,884,997                     $ 3,877,487                    $ 3,836,510
 3/31/1999               $ 3,915,300                     $ 3,904,242                    $ 3,866,435
 4/30/1999               $ 3,929,395                     $ 3,916,735                    $ 3,880,354
 5/31/1999               $ 3,915,642                     $ 3,914,385                    $ 3,875,310
 6/30/1999               $ 3,909,377                     $ 3,926,520                    $ 3,882,673
 7/31/1999               $ 3,915,241                     $ 3,939,085                    $ 3,886,944
 8/31/1999               $ 3,929,336                     $ 3,950,508                    $ 3,894,718
 9/30/1999               $ 3,959,199                     $ 3,976,187                    $ 3,920,423
10/31/1999               $ 3,973,848                     $ 3,986,922                    $ 3,929,048
11/30/1999               $ 3,993,319                     $ 3,994,497                    $ 3,942,013
12/31/1999               $ 4,005,299                     $ 4,000,090                    $ 3,950,292
 1/31/2000               $ 4,008,904                     $ 3,998,490                    $ 3,951,872
 2/29/2000               $ 4,028,949                     $ 4,025,280                    $ 3,977,559
 3/31/2000               $ 4,037,409                     $ 4,050,236                    $ 3,998,242
 4/30/2000               $ 4,058,404                     $ 4,060,767                    $ 3,999,042
 5/31/2000               $ 4,075,855                     $ 4,077,416                    $ 4,013,039
 6/30/2000               $ 4,097,457                     $ 4,119,821                    $ 4,057,583
 7/31/2000               $ 4,124,091                     $ 4,145,776                    $ 4,082,740
 8/31/2000               $ 4,142,237                     $ 4,176,455                    $ 4,112,544
 9/30/2000               $ 4,177,031                     $ 4,206,525                    $ 4,147,501
10/31/2000               $ 4,191,233                     $ 4,229,240                    $ 4,159,943
11/30/2000               $ 4,244,462                     $ 4,269,418                    $ 4,197,799
12/31/2000               $ 4,294,122                     $ 4,320,224                    $ 4,242,296
 1/31/2001               $ 4,330,622                     $ 4,374,227                    $ 4,302,536
 2/28/2001               $ 4,364,834                     $ 4,402,660                    $ 4,332,654
 3/31/2001               $ 4,395,825                     $ 4,439,202                    $ 4,363,849
 4/30/2001               $ 4,394,506                     $ 4,451,188                    $ 4,374,322
 5/31/2001               $ 4,419,994                     $ 4,476,114                    $ 4,401,443
 6/30/2001               $ 4,439,884                     $ 4,491,333                    $ 4,419,489
 7/31/2001               $ 4,495,382                     $ 4,541,636                    $ 4,473,849
 8/31/2001               $ 4,527,749                     $ 4,567,977                    $ 4,502,929
 9/30/2001               $ 4,591,138                     $ 4,643,349                    $ 4,545,707
10/31/2001               $ 4,639,804                     $ 4,686,997                    $ 4,580,254
11/30/2001               $ 4,617,069                     $ 4,676,685                    $ 4,557,811
12/31/2001               $ 4,620,762                     $ 4,678,556                    $ 4,553,253
 1/31/2002               $ 4,640,170                     $ 4,687,913                    $ 4,566,457
 2/28/2002               $ 4,659,194                     $ 4,710,415                    $ 4,579,700
 3/31/2002               $ 4,631,239                     $ 4,678,384                    $ 4,559,091
 4/30/2002               $ 4,691,445                     $ 4,730,782                    $ 4,595,564
 5/31/2002               $ 4,708,804                     $ 4,749,705                    $ 4,621,299
 6/30/2002               $ 4,736,115                     $ 4,789,603                    $ 4,626,383
 7/31/2002               $ 4,787,265                     $ 4,848,036                    $ 4,640,262
 8/31/2002               $ 4,804,977                     $ 4,864,519                    $ 4,669,496
 9/30/2002               $ 4,846,300                     $ 4,904,895                    $ 4,699,847
10/31/2002               $ 4,862,778                     $ 4,916,176                    $ 4,702,667
11/30/2002               $ 4,846,731                     $ 4,901,427                    $ 4,704,548
12/31/2002               $ 4,878,719                     $ 4,947,501                    $ 4,751,594
 1/31/2003               $ 4,899,210                     $ 4,947,006                    $ 4,759,196
 2/28/2003               $ 4,924,196                     $ 4,967,783                    $ 4,787,751
 3/31/2003               $ 4,932,074                     $ 4,976,725                    $ 4,794,933
 4/30/2003               $ 4,949,337                     $ 4,986,181                    $ 4,815,551
 5/31/2003               $ 4,972,103                     $ 5,005,129                    $ 4,843,000
 6/30/2003               $ 4,973,595                     $ 5,012,636                    $ 4,851,717
 7/31/2003               $ 4,910,430                     $ 4,985,568                    $ 4,809,022
 8/31/2003               $ 4,922,215                     $ 4,989,058                    $ 4,813,350
 9/30/2003               $ 4,972,914                     $ 5,034,458                    $ 4,863,409
10/31/2003               $ 4,942,580                     $ 5,015,831                    $ 4,851,737
11/30/2003               $ 4,941,591                     $ 5,013,323                    $ 4,852,707
12/31/2003               $ 4,971,735                     $ 5,042,400                    $ 4,876,971
 1/31/2004               $ 4,986,650                     $ 5,052,485                    $ 4,892,577
 2/29/2004               $ 5,011,085                     $ 5,076,737                    $ 4,915,083
 3/31/2004               $ 5,026,118                     $ 5,092,475                    $ 4,931,794
 4/30/2004               $ 4,979,375                     $ 5,043,587                    $ 4,887,901
 5/31/2004               $ 4,973,898                     $ 5,039,048                    $ 4,878,126
 6/30/2004               $ 4,974,395                     $ 5,038,544                    $ 4,881,540
 7/31/2004               $ 5,001,754                     $ 5,056,683                    $ 4,901,066
 8/31/2004               $ 5,039,767                     $ 5,091,574                    $ 4,935,864
 9/30/2004               $ 5,041,783                     $ 5,086,992                    $ 4,937,345
10/31/2004               $ 5,064,976                     $ 5,102,252                    $ 4,953,638
11/30/2004               $ 5,047,248                     $ 5,076,741                    $ 4,939,768
12/31/2004               $ 5,059,362                     $ 5,087,402                    $ 4,955,081
 1/31/2005               $ 5,060,373                     $ 5,085,367                    $ 4,955,577
 2/28/2005               $ 5,060,274                     $ 5,073,671                    $ 4,950,621

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 9/13/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Short Term Bond Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1-3 Year Treasury Index, and Lipper Short-Term Investment Grade Debt Funds Index from February 28, 1995 to February 28, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SHORT TERM BOND FUND II

AS OF FEBRUARY 28, 2005                                              (Unaudited)

FUND FACTS

Fund Inception                                            11/30/1990
Fiscal Year End                                            AUGUST 31
Net Assets as of 2/28/2005
(In Millions)                                                 $1,008
Primary Benchmark              LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
Average Credit Quality                                            A+
Duration                                                   1.9 YEARS

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Short Term Bond Fund II, which seeks a high level of income consistent with preservation of capital, returned 0.17% (Select Shares) for the six-month period ended February 28, 2005. This compares to the (0.25%) return of its benchmark, the Lehman 1-3 Year U.S. Government Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Contributing significantly to performance were our allocations to collateralized mortgage obligations (CMOs) and asset-backed securities. Our duration positioning detracted slightly from performance when interest rates rose sharply during the fourth quarter. Selective purchases of corporate securities added to performance as spreads continued to tighten. Our 10-year U.S. Treasury Inflation-Protected Securities (TIPS) trade contributed to performance; however, the TIPS curve-steepener position detracted.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economy continued to expand following an oil-induced soft spot earlier in 2004. Business spending increased while consumer spending and the housing market remained robust. These positive developments offset deterioration in the international growth environment and the associated negative impact on net exports. Fourth-quarter gross domestic product grew at 3.8% versus 4.0% during the third quarter. Data from the first quarter of 2005 suggested that firm growth would continue. Although inflation remained tame, higher commodity prices hinted that the inflation rate could increase. In addition, the employment picture remained mixed, while unemployment fell in January to 5.2%, the lowest level in more than three years, it rose to 5.4% in February.

   Pledging to "respond to changes in economic prospects," the Federal Reserve Board continued to raise short-term rates at a measured pace, tightening by a quarter of a percent each in November, December, and February. By the end of the period, the fed funds rate (the rate charged by banks for overnight loans) stood at 2.50%. Short-term rates rose over the period on expectations of Fed tightening. However, rates for longer-term maturities moved lower, contributing to significant flattening of the yield curve between two- and 30-year maturities.

   Throughout the period, we tactically traded duration as the market reacted to economic data. We continued to selectively increase our exposure to corporate and asset-backed securities. Early in the period, we sold high-quality, fixed-rate corporate issues in the one- to three-year area of the curve and bought lower credit-quality names. We reduced our allocations to sovereigns and supranationals, and added agencies and CMOs. Because their yields will increase as interest rates increase, we added floating-rate home equity loan asset-backed securities. We purchased two- and four-year CMOs at attractive prices. Although we maintain our allocation to corporate securities, we have swapped out of more expensive issues into those with higher yields. We purchased 10-year TIPS and implemented a curve-steepener position in two- and 10-year TIPS.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Corporate Notes & Bonds                   41.5%
Asset Backed Securities                   15.2%
Residential Mortgage Backed Securities    13.4%
U.S. Government Agency Securities         12.7%
Commercial Mortgage Backed Securities     10.8%
Certificates of Deposit                    2.1%
Foreign Government Securities              1.1%
Other (Less than 1%)                       3.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2005

                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                               ----------------------------------------------
CLASS A SHARES
         Without Sales Charge                    0.21%         2.16%        4.16%        4.66%
            With Sales Charge*                  (2.81%)        1.12%        3.53%        4.34%
CLASS M SHARES
         Without Sales Charge                    0.05%         1.93%        3.90%        4.52%
            With Sales Charge**                 (1.48%)        1.40%        3.59%        4.36%
SELECT SHARES                                    0.57%         2.44%        4.44%        4.96%

   * Sales Charge for Class A Shares is 3.00%.
  ** Sales Charge for Class M Shares is 1.50%.

[CHART]

TEN-YEAR PERFORMANCE (02/28/95 TO 02/28/05)

             JPMORGAN SHORT TERM BOND FUND II       LEHMAN 1-3 YEAR        LIPPER SHORT-TERM INVESTMENT
                      (SELECT SHARES)            U.S. GOV'T BOND INDEX        GRADE DEBT FUNDS INDEX
 2/28/1995              $ 1,000,000                   $ 1,000,000                   $ 1,000,000
 3/31/1995              $ 1,005,600                   $ 1,005,600                   $ 1,005,500
 4/30/1995              $ 1,011,231                   $ 1,014,550                   $ 1,014,147
 5/31/1995              $ 1,023,063                   $ 1,031,899                   $ 1,032,706
 6/30/1995              $ 1,028,792                   $ 1,037,471                   $ 1,039,109
 7/31/1995              $ 1,033,627                   $ 1,041,621                   $ 1,042,434
 8/31/1995              $ 1,038,485                   $ 1,047,871                   $ 1,049,418
 9/30/1995              $ 1,043,262                   $ 1,053,005                   $ 1,054,456
10/31/1995              $ 1,050,252                   $ 1,061,745                   $ 1,064,368
11/30/1995              $ 1,057,079                   $ 1,070,770                   $ 1,073,308
12/31/1995              $ 1,063,316                   $ 1,078,908                   $ 1,080,714
 1/31/1996              $ 1,070,652                   $ 1,088,078                   $ 1,090,440
 2/29/1996              $ 1,070,224                   $ 1,083,835                   $ 1,086,406
 3/31/1996              $ 1,072,793                   $ 1,082,968                   $ 1,081,626
 4/30/1996              $ 1,075,475                   $ 1,084,051                   $ 1,082,383
 5/31/1996              $ 1,078,379                   $ 1,086,436                   $ 1,084,548
 6/30/1996              $ 1,084,957                   $ 1,094,367                   $ 1,092,356
 7/31/1996              $ 1,089,839                   $ 1,098,635                   $ 1,096,835
 8/31/1996              $ 1,092,999                   $ 1,102,700                   $ 1,100,674
 9/30/1996              $ 1,102,618                   $ 1,112,734                   $ 1,111,240
10/31/1996              $ 1,114,306                   $ 1,125,308                   $ 1,123,131
11/30/1996              $ 1,123,109                   $ 1,133,635                   $ 1,132,453
12/31/1996              $ 1,123,109                   $ 1,133,862                   $ 1,132,906
 1/31/1997              $ 1,127,489                   $ 1,139,305                   $ 1,138,683
 2/28/1997              $ 1,130,420                   $ 1,142,039                   $ 1,142,555
 3/31/1997              $ 1,129,742                   $ 1,141,125                   $ 1,141,412
 4/30/1997              $ 1,140,136                   $ 1,150,483                   $ 1,150,544
 5/31/1997              $ 1,146,520                   $ 1,158,536                   $ 1,158,252
 6/30/1997              $ 1,155,119                   $ 1,166,530                   $ 1,166,360
 7/31/1997              $ 1,168,172                   $ 1,179,245                   $ 1,179,657
 8/31/1997              $ 1,167,238                   $ 1,180,424                   $ 1,180,482
 9/30/1997              $ 1,176,692                   $ 1,189,396                   $ 1,189,690
10/31/1997              $ 1,183,635                   $ 1,198,197                   $ 1,196,947
11/30/1997              $ 1,184,937                   $ 1,201,193                   $ 1,199,940
12/31/1997              $ 1,191,928                   $ 1,209,241                   $ 1,207,139
 1/31/1998              $ 1,203,609                   $ 1,220,728                   $ 1,217,641
 2/28/1998              $ 1,203,849                   $ 1,221,827                   $ 1,219,346
 3/31/1998              $ 1,207,341                   $ 1,226,470                   $ 1,224,345
 4/30/1998              $ 1,213,015                   $ 1,232,357                   $ 1,230,100
 5/31/1998              $ 1,219,808                   $ 1,238,888                   $ 1,236,742
 6/30/1998              $ 1,226,395                   $ 1,245,207                   $ 1,242,308
 7/31/1998              $ 1,232,036                   $ 1,251,059                   $ 1,247,774
 8/31/1998              $ 1,240,045                   $ 1,266,322                   $ 1,256,259
 9/30/1998              $ 1,257,529                   $ 1,283,418                   $ 1,269,575
10/31/1998              $ 1,255,140                   $ 1,289,706                   $ 1,267,925
11/30/1998              $ 1,254,763                   $ 1,288,417                   $ 1,271,221
12/31/1998              $ 1,258,653                   $ 1,293,313                   $ 1,276,687
 1/31/1999              $ 1,264,821                   $ 1,298,227                   $ 1,283,071
 2/28/1999              $ 1,260,520                   $ 1,292,385                   $ 1,278,837
 3/31/1999              $ 1,269,470                   $ 1,301,173                   $ 1,288,812
 4/30/1999              $ 1,273,278                   $ 1,305,207                   $ 1,293,451
 5/31/1999              $ 1,272,387                   $ 1,304,293                   $ 1,291,770
 6/30/1999              $ 1,273,787                   $ 1,308,076                   $ 1,294,224
 7/31/1999              $ 1,276,716                   $ 1,312,131                   $ 1,295,648
 8/31/1999              $ 1,278,504                   $ 1,315,805                   $ 1,298,239
 9/30/1999              $ 1,287,965                   $ 1,324,358                   $ 1,306,808
10/31/1999              $ 1,292,472                   $ 1,327,933                   $ 1,309,683
11/30/1999              $ 1,294,411                   $ 1,330,456                   $ 1,314,004
12/31/1999              $ 1,297,777                   $ 1,331,654                   $ 1,316,764
 1/31/2000              $ 1,298,296                   $ 1,331,387                   $ 1,317,291
 2/29/2000              $ 1,305,696                   $ 1,340,441                   $ 1,325,853
 3/31/2000              $ 1,312,355                   $ 1,348,484                   $ 1,332,747
 4/30/2000              $ 1,308,156                   $ 1,351,855                   $ 1,333,014
 5/31/2000              $ 1,312,342                   $ 1,356,857                   $ 1,337,680
 6/30/2000              $ 1,327,171                   $ 1,371,646                   $ 1,352,528
 7/31/2000              $ 1,336,727                   $ 1,380,425                   $ 1,360,913
 8/31/2000              $ 1,346,485                   $ 1,390,916                   $ 1,370,848
 9/30/2000              $ 1,360,084                   $ 1,401,765                   $ 1,382,500
10/31/2000              $ 1,364,437                   $ 1,409,335                   $ 1,386,648
11/30/2000              $ 1,379,582                   $ 1,423,005                   $ 1,399,266
12/31/2000              $ 1,395,447                   $ 1,440,508                   $ 1,414,099
 1/31/2001              $ 1,410,518                   $ 1,459,523                   $ 1,434,179
 2/28/2001              $ 1,420,674                   $ 1,469,010                   $ 1,444,218
 3/31/2001              $ 1,432,039                   $ 1,480,909                   $ 1,454,616
 4/30/2001              $ 1,433,471                   $ 1,485,204                   $ 1,458,107
 5/31/2001              $ 1,439,635                   $ 1,493,372                   $ 1,467,148
 6/30/2001              $ 1,444,674                   $ 1,498,748                   $ 1,473,163
 7/31/2001              $ 1,460,421                   $ 1,516,284                   $ 1,491,283
 8/31/2001              $ 1,470,059                   $ 1,525,836                   $ 1,500,976
 9/30/2001              $ 1,489,170                   $ 1,551,318                   $ 1,515,236
10/31/2001              $ 1,504,955                   $ 1,566,831                   $ 1,526,751
11/30/2001              $ 1,498,635                   $ 1,562,444                   $ 1,519,270
12/31/2001              $ 1,496,686                   $ 1,563,381                   $ 1,517,751
 1/31/2002              $ 1,501,775                   $ 1,567,133                   $ 1,522,152
 2/28/2002              $ 1,509,734                   $ 1,574,969                   $ 1,526,567
 3/31/2002              $ 1,500,978                   $ 1,563,629                   $ 1,519,697
 4/30/2002              $ 1,519,440                   $ 1,582,549                   $ 1,531,855
 5/31/2002              $ 1,525,062                   $ 1,588,721                   $ 1,540,433
 6/30/2002              $ 1,532,992                   $ 1,602,861                   $ 1,542,128
 7/31/2002              $ 1,548,476                   $ 1,622,255                   $ 1,546,754
 8/31/2002              $ 1,554,669                   $ 1,628,907                   $ 1,556,499
 9/30/2002              $ 1,566,019                   $ 1,642,101                   $ 1,566,616
10/31/2002              $ 1,571,343                   $ 1,646,206                   $ 1,567,556
11/30/2002              $ 1,567,100                   $ 1,641,597                   $ 1,568,183
12/31/2002              $ 1,577,757                   $ 1,657,356                   $ 1,583,865
 1/31/2003              $ 1,583,910                   $ 1,657,687                   $ 1,586,399
 2/28/2003              $ 1,589,770                   $ 1,665,313                   $ 1,595,917
 3/31/2003              $ 1,591,996                   $ 1,668,643                   $ 1,598,311
 4/30/2003              $ 1,597,250                   $ 1,671,981                   $ 1,605,184
 5/31/2003              $ 1,603,958                   $ 1,678,836                   $ 1,614,333
 6/30/2003              $ 1,606,043                   $ 1,681,522                   $ 1,617,239
 7/31/2003              $ 1,584,683                   $ 1,670,592                   $ 1,603,007
 8/31/2003              $ 1,588,011                   $ 1,671,260                   $ 1,604,450
 9/30/2003              $ 1,605,479                   $ 1,688,140                   $ 1,621,136
10/31/2003              $ 1,594,562                   $ 1,681,219                   $ 1,617,246
11/30/2003              $ 1,593,924                   $ 1,680,882                   $ 1,617,569
12/31/2003              $ 1,601,734                   $ 1,690,800                   $ 1,625,657
 1/31/2004              $ 1,606,059                   $ 1,694,857                   $ 1,630,859
 2/29/2004              $ 1,613,446                   $ 1,703,671                   $ 1,638,361
 3/31/2004              $ 1,619,578                   $ 1,709,293                   $ 1,643,931
 4/30/2004              $ 1,603,544                   $ 1,691,858                   $ 1,629,300
 5/31/2004              $ 1,599,856                   $ 1,689,828                   $ 1,626,042
 6/30/2004              $ 1,600,176                   $ 1,689,997                   $ 1,627,180
 7/31/2004              $ 1,606,736                   $ 1,696,757                   $ 1,633,689
 8/31/2004              $ 1,619,912                   $ 1,709,313                   $ 1,645,288
 9/30/2004              $ 1,620,236                   $ 1,707,945                   $ 1,645,782
10/31/2004              $ 1,626,878                   $ 1,713,752                   $ 1,651,213
11/30/2004              $ 1,621,347                   $ 1,705,355                   $ 1,646,589
12/31/2004              $ 1,623,941                   $ 1,708,936                   $ 1,651,694
 1/31/2005              $ 1,623,454                   $ 1,708,594                   $ 1,651,859
 2/28/2005              $ 1,622,380                   $ 1,705,006                   $ 1,650,207

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/30/90.

Returns for the Class A Shares prior to 5/6/96 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class M Shares prior to 7/1/99 (offering date of the Class M Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class M Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Short Term Bond Fund II, Lehman 1-3 Year U.S. Gov't Bond Index, and Lipper Short-Term Investment Grade Debt Funds Index from February 28, 1995 to February 28, 2005. The performance of the Fund assumes reinvestments of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman 1-3 Year U.S. Gov't Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN BOND FUND

PORTFOLIO OF INVESTMENTS                        AS OF FEBRUARY 28, 2005
(Amounts in thousands)

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 121.3%

                  U.S. TREASURY SECURITIES -- 1.7%
                  U.S. Treasury Notes & Bonds,
$        1,720    3.50%, 11/15/06 + @                                           $        1,719
         1,075    3.88%, 05/15/09 + @                                                    1,074
           365    3.38%, 10/15/09 +                                                        356
         7,903    1.62%, 01/15/15                                                        7,852
           350    7.25%, 05/15/16 + @                                                      434
         2,790    5.38%, 02/15/31 + @                                                    3,068
                  ----------------------------------------------------------------------------
                  Total U.S. Treasury Securities                                        14,503
                  (Cost $14,509)
                  ----------------------------------------------------------------------------

                  U.S. GOVERNMENT AGENCY SECURITIES -- 1.3%
         8,090    Federal Home Loan Mortgage
                  Corp., 6.25%, 07/15/32 +                                               9,454
                  Federal National Mortgage
                  Association,
             2    7.00%, 07/15/05 +                                                          2
           985    4.38%, 09/15/12 +                                                        975
           570    7.25%, 05/15/30 +                                                        742
                  ----------------------------------------------------------------------------
                  Total U.S. Government Agency
                  Securities                                                            11,173
                  (Cost $10,318)
                  ----------------------------------------------------------------------------

                  FOREIGN GOVERNMENT SECURITIES -- 8.6%
         3,500    Aries Vermoegensverwaltungs
                  (Russia), 9.60%, 10/25/14, #                                           4,337
                  Federal Republic of Brazil (Brazil),
           705    11.00%, 01/11/12                                                         846
         1,738    3.13%, 04/15/12, FRN                                                   1,680
         1,030    11.00%, 08/17/40 +                                                     1,192
EUR      9,363    Federal Republic of Germany
                  (Germany), 4.75%,
                  07/04/34, Ser. 03                                                     13,614
         4,690    Republic of Colombia (Colombia),
                  9.75%, 04/09/11                                                        5,324
        10,500    Republic of Italy (Italy),
                  4.50%, 01/21/15                                                       10,336
         1,905    Republic of Peru (Peru),
                  8.75%, 11/21/33                                                        2,072
         1,900    Republic of Turkey (Turkey),
                  7.38%, 02/05/25                                                        1,914
                  Republic of Ukraine (Ukraine),
$        1,387    6.88%, 03/04/11, #                                            $        1,460
         3,185    7.65%, 06/11/13, Regulation S                                          3,504
                  Russian Federation (Russia),
         2,720    8.75%, 07/24/05, Regulation S                                          2,774
         8,670    8.75%, 07/24/05, # +                                                   8,843
           760    12.75%, 06/24/28, Regulation S                                         1,296
         5,170    5.00%, 03/31/30,
                  Regulation S, SUB                                                      5,425
                  United Mexican States (Mexico),
           850    7.50%, 01/14/12                                                          955
         1,730    5.88%, 01/15/14, Ser. A, MTN                                           1,767
         1,280    11.50%, 05/15/26                                                       2,010
         2,160    8.30%, 08/15/31, MTN                                                   2,603
                  ----------------------------------------------------------------------------
                  Total Foreign Government
                  Securities                                                            71,952
                  (Cost $65,856)
                  ----------------------------------------------------------------------------

                  CORPORATE NOTES & BONDS -- 35.7%
                  AEROSPACE -- 0.3%
         2,735    General Dynamics Corp., 2.13%,
                  05/15/06 +                                                             2,685

                  AUTOMOTIVE -- 3.6%
         1,765    American Honda Finance Corp.,
                  2.87%, 05/11/07, MTN, FRN, # +                                         1,766
         2,800    DaimlerChrysler N.A. Holding Corp.,
                  3.47%, 05/24/06, MTN, FRN +                                            2,814
         8,370    Ford Motor Credit Co., 7.88%,
                  06/15/10 +                                                             8,935
                  General Motors Acceptance Corp.,
         1,550    3.70%, 05/18/06, MTN, FRN +                                            1,550
         4,790    3.56%, 01/16/07, MTN, FRN +                                            4,753
         2,245    6.75%, 12/01/14 +                                                      2,160
                  General Motors Corp.,
         3,600    7.20%, 01/15/11 +                                                      3,575
         1,410    8.25%, 07/15/23 +                                                      1,386
         2,140    8.38%, 07/15/33 +                                                      2,102
           549    TRW Automotive, Inc., 9.38%,
                  02/15/13 +                                                               620
                  ----------------------------------------------------------------------------
                                                                                        29,661
                  ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  BANKING -- 6.1%
$        1,040    ABN-Amro North American Holding
                  Preferred Capital Repackage
                  Trust I, 6.52%, to 11/12;
                  thereafter FRN, 12/31/49, # +                                 $        1,142
         2,000    BBVA Bancomer Capital Trust I
                  (Mexico), 10.50%, 02/16/11, # +                                        2,123
         1,750    Cadets Trust, 4.80%, 07/15/13,
                  Ser. 2003-1, # +                                                       1,708
         1,720    Industrial Bank of Korea
                  (South Korea), 4.00%, to 05/09;
                  thereafter FRN, 05/19/14, # +                                          1,665
         3,955    KBC Bank Fund Trust III,
                  9.86%, to 11/09; thereafter
                  FRN, 11/29/49, # +                                                     4,757
         2,100    KeyCorp, 2.89%, 07/23/07,
                  Ser. G, MTN, FRN +                                                     2,101
         1,545    Korea First Bank (South Korea),
                  7.27%, to 03/14; thereafter FRN,
                  03/03/34, # +                                                          1,744
           390    Mizuho Finance Group LTD
                  (Cayman Islands), 5.79%,
                  04/15/14, # +                                                            407
         1,500    Nordea Bank AB (Sweden),
                  8.95%, to 11/09; thereafter
                  FRN, 12/31/49, # +                                                     1,759
           755    Northern Rock PLC
                  (United Kingdom), 5.60%, to 04/14;
                  thereafter FRN, 12/31/49, MTN, # +                                       772
         1,595    Popular North America, Inc.,
                  4.70%, 06/30/09 +                                                      1,602
         5,300    RBS Capital Trust I, 5.51%, to 9/14;
                  thereafter FRN, 12/31/49 +                                             5,411
         1,750    Royal Bank of Scotland Group PLC
                  (United Kingdom), 2.88%,
                  11/24/06, FRN, # +                                                     1,750
         3,665    SunTrust Bank, 2.50%, 11/01/06 +                                       3,582
         1,870    Swedbank (Sweden), 9.00%, to
                  03/10; thereafter FRN, 12/31/49, # +                                   2,206
         1,800    The Chuo Mitsui Trust & Banking
                  Co., LTD (Japan), 5.51% to 4/15;
                  thereafter FRN, 12/31/49, # +                                          1,765
$        4,885    U.S. Bank N.A., 2.85%, 11/15/06                               $        4,807
         2,620    United Overseas Bank LTD
                  (Singapore), 5.38%, to 9/14;
                  thereafter FRN, 09/03/19, #                                            2,644
         2,500    Wachovia Corp., 2.77%,
                  07/20/07, FRN                                                          2,501
         1,500    Wells Fargo & Co., 2.59%,
                  03/23/07, FRN                                                          1,501
         2,800    Westpac Banking Corp.
                  (Australia), 2.93%,
                  05/25/07, FRN, #                                                       2,802
         1,475    Woori Bank (South Korea),
                  5.75%, to 03/09; thereafter FRN,
                  03/13/14, #                                                            1,529
                  ----------------------------------------------------------------------------
                                                                                        50,278
                  ----------------------------------------------------------------------------

                  BROADCASTING/CABLE -- 0.3%
         2,180    Cox Communications, Inc.,
                  4.63%, 06/01/13 +                                                      2,082
           495    Echostar DBS Corp., 6.38%,
                  10/01/11 +                                                               510
                  ----------------------------------------------------------------------------
                                                                                         2,592
                  ----------------------------------------------------------------------------

                  BUSINESS SERVICES -- 0.1%
           490    Iron Mountain, Inc., 6.63%,
                  01/01/16 +                                                               458

                  CHEMICALS -- 0.6%
           490    Huntsman International LLC,
                  9.88%, 03/01/09 +                                                        540

         2,355    ICI Wilmington, Inc., 5.63%,
                  12/01/13 +                                                             2,427
            20    IMC Global, Inc., 10.88%,
                  06/01/08, Ser. B +                                                        23
           810    Lyondell Chemical Co., 10.88%,
                  05/01/09 +                                                               846
            20    Millennium America, Inc., 9.25%,
                  06/15/08 +                                                                22
           775    PolyOne Corp., 10.63%, 05/15/10 +                                        884
                  ----------------------------------------------------------------------------
                                                                                         4,742
                  ----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  COMPUTER SOFTWARE -- 0.1%
$        1,095    Computer Associates International,
                  Inc., 5.63%, 12/01/14, # +                                    $        1,110

                  CONSTRUCTION -- 0.3%
         1,520    Pulte Homes, Inc., 5.25%,
                  01/15/14 +                                                             1,507
           745    Standard-Pacific Corp., 6.88%,
                  05/15/11 +                                                               792
                  ----------------------------------------------------------------------------
                                                                                         2,299
                  ----------------------------------------------------------------------------

                  CONSTRUCTION MATERIALS -- 0.3%
         2,540    KB Home, 5.75%, 02/01/14 +                                             2,578

                  CONSUMER SERVICES -- 0.0% ^
           355    Service Corp. International,
                  7.70%, 04/15/09 +                                                        382

                  DIVERSIFIED -- 0.2%
         1,260    Hutchison Whampoa International
                  LTD (Hong Kong), 6.25%,
                  01/24/14, # +                                                          1,336

                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.1%
           545    Celestica, Inc. (Canada), 7.88%,
                  07/01/11 +                                                               574

                  ENVIRONMENTAL SERVICES -- 0.2%
         2,205    Allied Waste North America, Inc.,
                  6.13%, 02/15/14 +                                                      2,084

                  FINANCIAL SERVICES -- 10.6%
           940    Aiful Corp. (Japan), 4.45%,
                  02/16/10, # +                                                            925
                  American General Finance Corp.,
         4,195    3.00%, 11/15/06, Ser. H, MTN +                                         4,118
         1,065    4.50%, 11/15/07, Ser. H, MTN +                                         1,072
           600    Arch Western Finance LLC,
                  6.75%, 07/01/13 +                                                        624
         4,790    The Bear Stearns Companies, Inc.,
                  2.82%, 01/16/07, Ser. B, MTN,
                  FRN +                                                                  4,795
$        1,325    Capital One Bank, 8.25%,
                  06/15/05 +                                                    $        1,343
                  Capital One Financial Corp.,
         2,910    8.75%, 02/01/07 +                                                      3,151
           420    5.25%, 02/21/17 +                                                        409
         3,255    Caterpillar Financial Services
                  Corp., 2.96%, 02/26/07, Ser. F,
                  MTN, FRN +                                                             3,258
                  CIT Group, Inc.,
         2,650    2.77%, 04/19/06, MTN, FRN +                                            2,651
         2,500    2.73%, 06/19/06, MTN, FRN +                                            2,504
         2,900    Citigroup, Inc., 2.64%, 03/20/06,
                  FRN +                                                                  2,904
         3,100    Countrywide Home Loans, Inc.,
                  2.96%, 02/17/06, Ser. L, MTN,
                  FRN +                                                                  3,101
         1,810    General Electric Capital Corp.,
                  6.75%, 03/15/32, Ser. A, MTN +                                         2,132
                  Goldman Sachs Group, Inc.,
         1,750    3.05%, 02/21/06, Ser. B, MTN,
                  FRN +                                                                  1,753
         2,125    5.13%, 01/15/15 +                                                      2,127
         2,020    6.35%, 02/15/34 +                                                      2,141
         3,590    Household Finance Corp., 2.92%,
                  02/09/07, MTN, FRN +                                                   3,595
                  HSBC Capital Funding LP
                  (Channel Islands),
         1,980    4.61%, to 06/13; thereafter FRN,
                  12/31/49, # +                                                          1,911
         2,665    9.55%, to 06/10; thereafter FRN,
                  12/31/49, # + (i)                                                      3,265
         1,865    ING Capital Funding Trust III,
                  8.44%, to 12/10; thereafter FRN,
                  12/31/49 +                                                             2,207
         2,000    John Deere Capital Corp., 2.57%,
                  03/16/06, Ser. D, MTN, FRN +                                           2,001
         1,570    Mantis Reef LTD (Australia),
                  4.80%, 11/03/09, # +                                                   1,555
                  Merrill Lynch & Co., Inc.,
         1,750    2.87%, 06/13/05, Ser. B, MTN,
                  FRN +                                                                  1,751
         1,900    3.02%, 02/06/09, Ser. C, MTN,
                  FRN +                                                                  1,905

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  FINANCIAL SERVICES -- CONTINUED
$        1,815    Mizuho JGB Investment LLC,
                  9.87%, to 06/08; thereafter FRN,
                  12/31/49, # +                                                 $        2,093
         2,185    Mizuho Preferred Capital Co.,
                  LLC, 8.79%, to 06/08; thereafter
                  FRN, 12/31/49, # +                                                     2,446
                  Morgan Stanley,
         4,810    2.76%, 01/12/07, FRN +                                                 4,818
         1,000    2.90%, 11/09/07, FRN +                                                 1,000
                  OMX Timber Finance Investments LLC
         1,480    5.42%, 01/29/20, Ser. 1, # +                                           1,460
         2,195    5.54%, 01/29/20, Ser. 2, # +                                           2,166
                  Pricoa Global Funding I,
         4,225    2.70%, 12/22/06, FRN, # +                                              4,235
         2,595    3.90%, 12/15/08, # +                                                   2,556
         1,680    Prudential Holdings LLC, 8.70%,
                  12/18/23, # +                                                          2,144
                  SLM Corp.,
         4,000    5.63%, 04/10/07, Ser. A, MTN                                           4,120
         1,900    2.82%, 01/25/08, Ser. A, MTN,
                  FRN +                                                                  1,898
         1,428    Targeted Return Index (TRAINS),
                  8.21%, 08/01/15,
                  Ser. HY-2004-1, # +                                                    1,537
         1,120    UFJ Finance AEC (Aruba), 6.75%,
                  07/15/13                                                               1,242
                  ----------------------------------------------------------------------------
                                                                                        88,913
                  ----------------------------------------------------------------------------

                  FOOD/BEVERAGE PRODUCTS -- 0.5%
         3,100    Delhaize America, Inc., 9.00%,
                  04/15/31 +                                                             4,098

                  HEALTH CARE/HEALTH CARE SERVICES -- 0.5%
           615    Fresenius Medical Care Capital
                  Trust II, 7.88%, 02/01/08 +                                              660
         3,205    HCA, Inc., 5.25%, 11/06/08 +                                           3,217
         2,000    Mariner Health Group, Inc.,
                  9.50%, 04/01/06, Ser. B + (d) (f) *                                        0^^
           245    Medex, Inc., 8.88%, 05/15/13 +                                           281
                  ----------------------------------------------------------------------------
                                                                                         4,158
                  ----------------------------------------------------------------------------

                  HOTELS/OTHER LODGING -- 0.1%
$          420    ITT Corp., 7.38%, 11/15/15 +                                  $          481

                  INSURANCE -- 1.5%
         1,515    Arch Capital Group LTD (Bermuda),
                  7.35%, 05/01/34 +                                                      1,707
         2,320    Aspen Insurance Holdings LTD
                  (Bermuda), 6.00%, 08/15/14, # +                                        2,326
           275    AXA (France), 8.60%, 12/15/30 +                                          370
         1,160    CNA Financial Corp., 5.85%,
                  12/15/14 +                                                             1,178
         1,040    Liberty Mutual Group, 7.00%,
                  03/15/34, # +                                                          1,110
         2,220    North Front Pass-Through Trust,
                  5.81%, to 12/14; thereafter FRN,
                  12/15/24, FRN, # +                                                     2,237
           845    Odyssey Re Holdings Corp.,
                  7.65%, 11/01/13 +                                                        942
         1,250    Protective Life Secured Trust,
                  2.72%, 01/14/08, MTN, FRN +                                            1,249
         1,700    Stingray Pass-Through Trust
                  (Cayman Islands), 5.90%,
                  01/12/15, MTN, # +                                                     1,703
                  ----------------------------------------------------------------------------
                                                                                        12,822
                  ----------------------------------------------------------------------------

                  METALS/MINING -- 0.3%
         1,465    Noranda, Inc., (Canada) (Yankee),
                  6.00%, 10/15/15 +                                                      1,528
           620    Peabody Energy Corp., 6.88%,
                  03/15/13, Ser. B +                                                       671
                  ----------------------------------------------------------------------------
                                                                                         2,199
                  ----------------------------------------------------------------------------

                  MULTI-MEDIA -- 0.9%
         1,420    Clear Channel Communications,
                  Inc., 5.50%, 09/15/14 +                                                1,402
           420    Comcast Corp., 7.05%, 03/15/33 +                                         489
           600    MediaNews Group, Inc., 6.88%,
                  10/01/13 +                                                               611
           720    News America Holdings, Inc.,
                  7.75%, 12/01/45 +                                                        884
           930    Time Warner Entertainment Co.,
                  LP, 8.38%, 03/15/23 +                                                  1,172

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  MULTI-MEDIA -- CONTINUED
                  Time Warner, Inc.,
$          625    9.15%, 02/01/23 +                                             $          841
         2,040    7.63%, 04/15/31 +                                                      2,487
                  ----------------------------------------------------------------------------
                                                                                         7,886
                  ----------------------------------------------------------------------------

                  OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
           325    Xerox Corp., 7.63%, 06/15/13                                             352

                  OIL & GAS -- 1.0%
         2,660    BP Capital Markets PLC (United
                  Kingdom), 2.75%, 12/29/06 +                                            2,612
         1,155    Enterprise Products Operating LP,
                  6.65%, 10/15/34, # +                                                   1,248
         1,205    Kerr-McGee Corp., 6.95%,
                  07/01/24 +                                                             1,336
         1,950    Pioneer Natural Resources Co.,
                  5.88%, 07/15/16 +                                                      2,033
         1,095    Valero Energy Corp., 7.50%,
                  04/15/32                                                               1,353
                  ----------------------------------------------------------------------------
                                                                                         8,582
                  ----------------------------------------------------------------------------

                  PACKAGING -- 0.3%
           565    Crown European Holdings SA
                  (France), 9.50%, 03/01/11 +                                              636
                  Owens-Brockway Glass Container, Inc.,
         1,045    8.88%, 02/15/09 +                                                      1,128
           460    7.75%, 05/15/11 +                                                        497
                  ----------------------------------------------------------------------------
                                                                                         2,261
                  ----------------------------------------------------------------------------

                  PAPER/FOREST PRODUCTS -- 0.0% ^
            95    Abitibi-Consolidated, Inc. (Canada)
                  (Yankee), 6.00%, 06/20/13 +                                               89
           260    Georgia Pacific Corp., 7.70%,
                  06/15/15 +                                                               302
                  ----------------------------------------------------------------------------
                                                                                           391
                  ----------------------------------------------------------------------------

                  PHARMACEUTICALS -- 0.1%
           550    Wyeth, 6.45%, 02/01/24                                                   603

                  PIPELINES -- 0.6%
                  Kinder Morgan Energy Partners LP,
         1,245    7.40%, 03/15/31 +                                                      1,492
$          575    7.75%, 03/15/32 +                                             $          717
           490    7.30%, 08/15/33 +                                                        585
         1,840    Magellan Midstream Partners LP,
                  5.65%, 10/15/16 +                                                      1,865
           245    Transcontinental Gas Pipeline
                  Corp., 8.88%, 07/15/12, Ser. B +                                         300
           245    Williams Companies, Inc., 8.13%,
                  03/15/12                                                                 285
                  ----------------------------------------------------------------------------
                                                                                         5,244
                  ----------------------------------------------------------------------------

                  REAL ESTATE -- 0.5%
         3,500    Socgen Real Estate Co., LLC,
                  7.64%, to 09/07; thereafter FRN,
                  12/31/49, # +                                                          3,774
           535    Westfield Capital Corp., LTD
                  (Australia), 5.13%, 11/15/14, #                                          532
                  ----------------------------------------------------------------------------
                                                                                         4,306
                  ----------------------------------------------------------------------------

                  REAL ESTATE INVESTMENT TRUST -- 0.5%
         1,400    Hospitality Properties Trust,
                  5.13%, 02/15/15 +                                                      1,375
                  iStar Financial, Inc.,
         1,535    6.00%, 12/15/10 +                                                      1,597
         1,620    5.15%, 03/01/12 +                                                      1,611
                  ----------------------------------------------------------------------------
                                                                                         4,583
                  ----------------------------------------------------------------------------

                  RETAILING -- 0.4%
         3,245    Safeway, Inc., 4.13%, 11/01/08 +                                       3,198

                  SEMI-CONDUCTORS -- 0.0% ^
           340    Freescale Semiconductor, Inc.,
                  7.13%, 07/15/14 +                                                        371

                  TELECOMMUNICATIONS -- 3.0%
         1,325    America Movil SA de CV (Mexico),
                  6.38%, 03/01/35 +                                                      1,291
         2,125    BellSouth Corp., 6.00%, 11/15/34 +                                     2,173
                  Deutsche Telekom International
                  Finance BV (The Netherlands),
           910    5.25%, 07/22/13 +                                                        930
           855    8.75%, 06/15/30 +                                                      1,152

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TELECOMMUNICATIONS -- CONTINUED

$          495    Nextel Communications, Inc.,
                  7.38%, 08/01/15 +                                             $          542
           805    Qwest Corp., 9.13%, 03/15/12, # +                                        932
         2,700    Rogers Wireless Communications,
                  Inc. (Canada), 6.38%, 03/01/14 +                                       2,771
                  Sprint Capital Corp.,
         2,190    6.00%, 01/15/07 +                                                      2,263
         1,460    8.75%, 03/15/32 +                                                      1,960
         3,370    TCI Communications, Inc., 8.75%,
                  08/01/15 +                                                             4,283
                  Telecom Italia Capital SA
                  (Luxembourg),
         1,370    4.00%, 11/15/08 +                                                      1,347
         2,365    4.00%, 01/15/10, # +                                                   2,293
         1,230    Verizon Global Funding Corp.,
                  7.38%, 09/01/12                                                        1,422
         1,405    Verizon New York, Inc., 7.38%,
                  04/01/32, Ser. B                                                       1,623
                  ----------------------------------------------------------------------------
                                                                                        24,982
                  ----------------------------------------------------------------------------

                  TRANSPORTATION -- 0.5%
         4,000    CSX Corp., 3.05%, 08/03/06,
                  FRN +                                                                  4,002

                  UTILITIES -- 2.2%
         1,725    Alabama Power Co., 2.80%,
                  12/01/06, Ser. Y +                                                     1,693
         1,395    Arizona Public Service Co.,
                  4.65%, 05/15/15 +                                                      1,352
                  Dominion Resources, Inc.,
         1,220    5.00%, 03/15/13 +                                                      1,223
         1,740    7.20%, 09/15/14, Ser. A +                                              2,003
         1,990    Nisource Finance Corp., 6.15%,
                  03/01/13 +                                                             2,131
         1,235    Pacific Gas & Electric Co., 3.26%,
                  04/03/06, FRN +                                                        1,236
                  Pepco Holdings, Inc.,
         1,430    6.45%, 08/15/12 +                                                      1,566
           435    7.45%, 08/15/32 +                                                        527
                  Progress Energy, Inc.,
         3,120    6.85%, 04/15/12 +                                                      3,470
           785    7.00%, 10/30/31 +                                                        891
                  PSEG Power LLC,
$          649    5.50%, 12/01/15 +                                             $          662
           870    8.63%, 04/15/31 +                                                      1,180
           775    Reliant Resources, Inc., 9.50%,
                  07/15/13 +                                                               872
                  ----------------------------------------------------------------------------
                                                                                        18,806
                  ----------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                        299,017
                  (Cost $297,862)
                  ----------------------------------------------------------------------------

                  RESIDENTIAL MORTGAGE BACKED
                  SECURITIES -- 45.7%
                  COLLATERALIZED MORTGAGE
                  OBLIGATIONS -- 20.1%
        20,820    ABN Amro Mortgage Corp.,
                  4.75%, 04/25/33, Ser. 2003-5,
                  Class A11 +                                                           20,774
         6,115    Countrywide Alternative Loan Trust,
                  6.00%, 01/25/35, Ser. 2004-28CB,
                  Class 3A1 +                                                            6,265
        16,314    Countrywide Home Loan
                  Mortgage Pass Through Trust,
                  5.50%, 08/25/33, Ser. 2004-28R,
                  Class A1 +                                                            16,314
        15,115    Countrywide Home Loans, 6.25%,
                  10/25/32, Ser. 2002-22,
                  Class A20 +                                                           15,384
         7,970    CS First Boston Mortgage
                  Securities Corp., 6.00%,
                  09/25/34, Ser. 2004-5, Class 1A8 +                                     8,040
                  Federal Home Loan Mortgage Corp.,
         5,562    4.50%, 02/15/11, Ser. 2760,
                  Class GI, IO +                                                           288
         5,940    5.00%, 04/15/17, Ser. 2857,
                  Class NI, IO +                                                           431
        11,248    4.56%, 10/15/18, Ser. 2779,
                  Class SM, IO, FRN +                                                      972
        38,933    4.61%, 01/15/21, Ser. 2861,
                  Class GS, IO, FRN +                                                    2,093
         7,895    5.00%, 04/15/22, Ser. 2751,
                  Class AI, IO +                                                           707
         6,431    5.00%, 10/15/23, Ser. 2781,
                  Class PI, IO +                                                           601

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  COLLATERALIZED MORTGAGE
                  OBLIGATIONS -- CONTINUED
$        7,344    5.00%, 06/15/24, Ser. 2891,
                  Class LI, IO +                                                $          805
        34,100    4.46%, 02/15/34, Ser. 2813,
                  Class SB, IO, FRN +                                                    2,883
         3,721    5.00%, 02/15/34, Ser. 2743,
                  Class OZ +                                                             3,721
         3,454    5.00%, 12/01/34, Ser. 227,
                  Class IO, IO +                                                           893
                  Federal National Mortgage
                  Association,
         2,500    4.50%, 09/25/22, Ser. 2003-18,
                  Class DB +                                                             2,505
         1,470    4.50%, 11/25/22, Ser. 2003-19,
                  Class JP +                                                             1,471
         8,908    5.00%, 11/25/30, Ser. 2004-87,
                  Class JI, IO +                                                         1,146
        13,249    4.45%, 10/25/31, Ser. 2004-61,
                  Class TS, IO, FRN +                                                      886
        21,154    5.00%, 01/01/34, Ser. 347,
                  Class 2, IO +                                                          5,150
        67,257    5.00%, 07/25/34, Ser. 353,
                  Class 2, IO +                                                         17,067
         9,737    5.50%, 11/01/34, Ser. 354,
                  Class 2, IO +                                                          2,299
                  Government National Mortgage
                  Association,
         2,931    5.50%, 04/20/25, Ser. 2004-46,
                  Class IH, IO +                                                           207
         4,465    5.50%, 01/20/27, Ser. 2004-39,
                  Class IM, IO +                                                           383
         7,007    5.50%, 10/20/27, Ser. 2004-44,
                  Class PK, IO +                                                           747
         3,000    Granite Mortgages PLC (United
                  Kingdom), 2.61%, 09/20/44,
                  Ser. 2004-3, Class 1A3, FRN +                                          3,001
         8,415    GSMPS Mortgage Loan Trust,
                  2.94%, 01/25/35, Ser. 2005-RP1,
                  Class 1AF, FRN, # +                                                    8,408
         1,393    Impac CMB Trust, 2.97%,
                  03/25/35, Ser. 2004-10,
                  Class 2A, FRN +                                                        1,392
$        4,847    Impac Secured Assets Corp.,
                  3.05%, 12/25/34, Ser. 2004-3,
                  Class 1A4, FRN +                                              $        4,849
         5,632    Indymac Index Mortgage Loan
                  Trust, 3.09%, 09/25/34,
                  Ser. 2004-AR7, Class A1, FRN +                                         5,632
         2,325    Medallion Trust (Australia),
                  3.00%, 05/25/35, Ser. 2004-1G,
                  Class A1, FRN +                                                        2,327
         2,500    Permanent Financing PLC (United
                  Kingdom), 2.53%, 03/10/09,
                  Ser. 4, Class 2A, FRN +                                                2,501
                  RESI Finance LP (Cayman Islands),
         3,892    4.14%, 07/10/35, Ser. 2003-B,
                  Class B3, FRN, # +                                                     3,962
         6,659    3.99%, 09/10/35, Ser. 2003-C,
                  Class B3, FRN, # +                                                     6,775
         1,275    4.19%, 09/10/35, Ser. 2003-C,
                  Class B4, FRN, # +                                                     1,297
         6,334    3.89%, 12/10/35, Ser. 2003-D,
                  Class B3, FRN, # +                                                     6,358
         2,071    4.09%, 12/10/35, Ser. 2003-D,
                  Class B4, FRN, # +                                                     2,079
         2,369    RMAC (United Kingdom), 2.58%,
                  12/12/20, Ser. 2004-NS1A,
                  Class A1B, FRN, # +                                                    2,369
           879    SACO I, Inc., 7.00%, 08/25/36,
                  Ser. 1997-2, Class 1A5, # +                                              880
                  Washington Mutual, Inc.,
         1,032    5.75%, 01/25/33, Ser. 2002-S8,
                  Class 1A1                                                              1,031
         2,812    2.98%, 01/25/45, Ser. 2005-AR2,
                  Class 2A21, FRN                                                        2,815
                  ----------------------------------------------------------------------------
                                                                                       167,708
                  ----------------------------------------------------------------------------

                  MORTGAGE BACKED PASS-THROUGH
                  SECURITIES -- 25.6%
        31,585    Federal Home Loan Mortgage
                  Corp., 5.00%, 03/15/35, TBA                                           31,161

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  MORTGAGE BACKED PASS-THROUGH
                  SECURITIES -- CONTINUED
                  Federal National Mortgage
                  Association,
$        8,300    6.00%, 03/25/34, TBA                                          $        8,513
        37,800    5.00%, 04/25/34, TBA                                                  37,162
           737    6.00%, 01/01/35, Pool 808949 +                                           756
       113,000    5.00%, 03/25/35, TBA                                                 111,340
        25,000    Government National Mortgage
                  Association, 5.50%, 03/15/35, TBA                                     25,391
                  ----------------------------------------------------------------------------
                                                                                       214,323
                  ----------------------------------------------------------------------------
                  Total Residential Mortgage
                  Backed Securities                                                    382,031
                  (Cost $383,025)
                  ----------------------------------------------------------------------------

                  COMMERCIAL MORTGAGE BACKED
                  SECURITIES -- 2.2%
         2,500    Calwest Industrial Trust, 2.97%,
                  02/15/12, Ser. 2002-CALW,
                  Class AFL, FRN, # +                                                    2,506
         4,000    GS Mortgage Securities Corp. II,
                  6.73%, 02/10/16, Ser. 2001-LIBA,
                  Class E, # + (i)                                                       4,333
        11,400    Wachovia Bank Commercial
                  Mortgage Trust, 3.96%, 12/15/35,
                  Ser. 2003-C9, Class A2                                                11,251
                  ----------------------------------------------------------------------------
                  Total Commercial Mortgage
                  Backed Securities                                                     18,090
                  (Cost $17,853)
                  ----------------------------------------------------------------------------

                  ASSET BACKED SECURITIES -- 23.7%
         7,829    American Express Credit Account
                  Master Trust, 3.09%, 02/15/12,
                  Ser. 2004-C, Class C, FRN, # +                                         7,853
                  AmeriCredit Automobile
                  Receivables Trust,
         2,065    2.75%, 10/06/07, Ser. 2003-CF,
                  Class A3 +                                                             2,059
         5,175    2.81%, 12/06/07, Ser. 2003-DM,
                  Class A3B, FRN +                                                       5,182
           980    2.98%, 07/06/09, Ser. 2004-DF,
                  Class A3 +                                                               963
         3,300    3.48%, 05/06/10, Ser. 2003-CF,
                  Class A4 +                                                             3,282
$        2,790    2.84%, 08/06/10, Ser. 2003-DM,
                  Class A4 +                                                    $        2,744
         4,595    Capital Auto Receivables Asset
                  Trust, 1.96%, 01/15/09,
                  Ser. 2003-2, Class A4A +                                               4,453
                  Capital One Auto Finance Trust,
         1,140    3.18%, 09/15/10, Ser. 2003-B,
                  Class A4 +                                                             1,120
         3,250    2.69%, 03/15/11, Ser. 2004-A,
                  Class A4, FRN +                                                        3,255
                  Capital One Master Trust,
         3,930    3.39%, 08/15/08, Ser. 2000-4,
                  Class C, FRN, # +                                                      3,943
         6,480    4.60%, 08/17/09, Ser. 2001-8A,
                  Class A +                                                              6,554
                  Capital One Multi-Asset Execution Trust,
         9,580    3.84%, 12/15/10, Ser. 2003-A,
                  FRN, +                                                                 9,884
         7,340    3.65%, 07/15/11, Ser. 2003-A4,
                  Class A4 +                                                             7,209
                  CARSS Finance LP (Cayman Islands),
           726    2.87%, 01/15/11, Ser. 2004-A,
                  Class B1, FRN, # +                                                       726
         1,209    3.54%, 01/15/11, Ser. 2004-A,
                  Class B2, FRN, # +                                                     1,215
         4,660    Citibank Credit Card Issuance
                  Trust, 3.51%, 03/20/08,
                  Ser. 2003-C2, Class C2, FRN +                                          4,694
                  Citigroup Mortgage Loan Trust, Inc.,
         2,989    3.03%, 12/25/33, Ser. 2003-HE3,
                  Class A, FRN +                                                         3,001
         3,230    2.80%, 02/25/35, Ser. 2005-OPT1,
                  Class A1B, FRN +                                                       3,230
                  Countrywide Asset-Backed Certificates,
         1,975    3.61%, 04/25/30, Ser. 2003-5,
                  Class AF3 +                                                            1,968
         1,785    5.41%, 01/25/34, Ser. 2003-5,
                  Class MF1 +                                                            1,802
         5,950    2.88%, 02/15/34, Ser. 2004-I,
                  Class A, FRN +                                                         5,968
         2,759    2.70%, 02/15/34, Ser. 2004-K,
                  Class A2, FRN +                                                        2,764

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ASSET BACKED SECURITIES -- CONTINUED
$        1,320    3.15%, 03/25/34, Ser. 2004-1,
                  Class M1, FRN +                                               $        1,328
         1,080    3.20%, 03/25/34, Ser. 2004-1,
                  Class M2, FRN +                                                        1,084
         1,072    2.88%, 04/25/34, Ser. 2004-BC1,
                  Class A1, FRN +                                                        1,072
         1,584    2.93%, 04/25/34, Ser. 2004-1,
                  Class 3A, FRN +                                                        1,586
         1,385    Daimler Chrysler Auto Trust,
                  2.88%, 10/08/09, Ser. 2003-A,
                  Class A4 +                                                             1,368
         2,350    Discover Card Master Trust I,
                  2.61%, 05/15/10, Ser. 2004-2,
                  Class A1, FRN +                                                        2,350
         1,000    GMAC Mortgage Corp. Loan Trust,
                  2.75%, 06/25/34,
                  Ser. 2004-HE1, Class A2, FRN +                                         1,001
         3,325    Gracechurch Card Funding PLC
                  (United Kingdom), 2.61%,
                  11/16/09, Ser. 7, Class A, FRN +                                       3,326
         2,240    GSAMP Trust, 2.99%, 11/25/34,
                  Ser. 2004-OPT, Class A1, FRN +                                         2,245
         8,155    Honda Auto Receivables Owner
                  Trust, 2.48%, 07/18/08,
                  Ser. 2003-1, Class A4 +                                                8,064
           951    Household Automotive Trust,
                  4.37%, 12/17/08, Ser. 2001-3,
                  Class A4 +                                                               955
         1,493    Household Mortgage Loan Trust,
                  2.95%, 01/20/34, Ser. 2004-HC1,
                  Class A, FRN +                                                         1,496
                  Long Beach Mortgage Loan Trust,
         3,069    2.97%, 07/25/33, Ser. 2003-3,
                  Class A, FRN +                                                         3,075
         2,000    3.33%, 08/25/33, Ser. 2003-4,
                  Class M1, FRN +                                                        2,015
         3,996    2.95%, 02/25/34, Ser. 2004-1,
                  Class A3, FRN +                                                        4,003
         2,030    3.15%, 02/25/34, Ser. 2004-1,
                  Class M1, FRN +                                                        2,042
         1,360    3.20%, 02/25/34, Ser. 2004-1,
                  Class M2, FRN +                                                        1,366
$        1,500    2.91%, 07/25/34, Ser. 2004-3,
                  Class A3, FRN +                                               $        1,500
         1,500    3.22%, 07/25/34, Ser. 2004-3,
                  Class M1, FRN +                                                        1,505
         1,905    M&I Auto Loan Trust, 2.97%,
                  04/20/09, Ser. 2003-1, Class A4 +                                      1,870
         2,000    MASTR Asset Backed Securities
                  Trust, 2.88%, 12/25/34,
                  Ser. 2005-NC1, Class A4, FRN +                                         2,001
         3,000    MBNA Credit Card Master Note
                  Trust, 3.74%, 12/15/13,
                  Ser. 2001-C2, Class C2, FRN, # +                                       3,077
         3,285    Morgan Stanley Auto Loan Trust,
                  2.17%, 04/15/11, Ser. 2003-HB1,
                  Class A2 +                                                             3,205
                  New Century Home Equity Loan Trust,
         1,350    3.04%, 03/25/35, Ser. 2005-1,
                  Class M1, FRN +                                                        1,350
         1,215    4.59%, 03/25/35, Ser. 2005-1,
                  Class A2B, FRN +                                                       1,215
                  Onyx Acceptance Grantor Trust,
         3,130    2.66%, 05/17/10, Ser. 2003-C,
                  Class A4 +                                                             3,063
         4,350    3.85%, 09/15/11, Ser. 2005-A,
                  Class A4 +                                                             4,307
                  Option One Mortgage Loan Trust,
         1,846    3.07%, 02/25/33, Ser. 2003-1,
                  Class A2, FRN +                                                        1,852
         1,531    2.97%, 07/01/33, Ser. 2003-5,
                  Class A2, FRN +                                                        1,534
         5,998    PP&L Transition Bond Co., LLC,
                  7.15%, 06/25/09, Ser. 1999-1,
                  Class A8 +                                                             6,518
                  Residential Asset Securities Corp.,
         1,213    2.90%, 07/25/32, Ser. 2002-KS4,
                  Class AIIB, FRN +                                                      1,214
         3,413    2.94%, 07/25/33, Ser. 2003-KS5,
                  Class AIIB, FRN +                                                      3,419
         2,475    2.97%, 11/25/33, Ser. 2003-KS9,
                  Class A2B, FRN +                                                       2,481
         1,500    2.87%, 05/25/34, Ser. 2005-KS2,
                  Class AI2, FRN +                                                       1,500

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ASSET BACKED SECURITIES -- CONTINUED
                  SLM Student Loan Trust,
$        8,410    2.54%, 12/15/12, Ser. 2003-12,
                  Class A2, FRN +                                               $        8,416
         4,975    2.99%, 12/15/22, Ser. 2003-11,
                  Class A5, # +                                                          4,894
         2,580    Triad Auto Receivables Owner
                  Trust, 3.20%, 12/13/10,
                  Ser. 2003-B, Class A4 +                                                2,534
         7,000    Volkswagen Auto Loan Enhanced
                  Trust, 1.93%, 01/20/10,
                  Ser. 2003-1, Class A4                                                  6,791
                  Wachovia Asset Securitization, Inc.,
         2,691    3.08%, 12/25/32, Ser. 2002-HE2,
                  Class A, FRN                                                           2,704
         4,010    2.91%, 07/25/33, Ser. 2003-HE2,
                  Class AII1, FRN                                                        4,020
         2,189    2.90%, 11/25/33, Ser. 2003-HE3,
                  Class A, FRN                                                           2,191
         2,455    WFS Financial Owner Trust,
                  3.15%, 05/20/11, Ser. 2003-4,
                  Class A4                                                               2,428
                  ----------------------------------------------------------------------------
                  Total Asset Backed Securities                                        197,834
                  (Cost $198,944)
                  ----------------------------------------------------------------------------

                  PRIVATE PLACEMENTS -- 2.4%
                  CO-OP APARTMENTS -- 2.4%
         4,158    180 East End Ave. Note, Secured
                  by First Mortgage and Agreement
                  on Co-op Apartment Building in
                  New York City, 6.88%,
                  12/28/28, # + (f) (i)                                                  4,646
           734    200 East 57th St. Note, Secured
                  by Second Mortgage and
                  Agreement on Co-op Apartment
                  Building in New York City, 6.72%,
                  01/01/13, # (f) (i)                                                      783
        10,599    200 East 57th St. Note, Secured
                  by First Mortgage and Agreement
                  on Co-op Apartment Building in
                  New York City, 6.50%,
                  01/01/14, # + (f) (i)                                                 11,358
$        3,053    81 Irving Place Note, Secured by
                  First Mortgage and Agreement on
                  Co-op Apartment Building in
                  New York City, 6.95%,
                  01/01/29, # (f) (i)                                           $        3,418
                  ----------------------------------------------------------------------------
                  Total Private Placements                                              20,205
                  (Cost $18,544)
                  ----------------------------------------------------------------------------
                  Total Long-Term Investments                                        1,014,805
                  (Cost $1,006,911)
                  ----------------------------------------------------------------------------

UNITS
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.9%

                  OPTIONS -- 0.2%
             0^^  Call Option on 10 Year Treasury
                  Note, strike price of 110.00,
                  expiring 03/24/05                                                        184
             0^^  Call Option on Treasury Bonds,
                  strike price of 114.00,
                  expiring 03/24/05                                                         19
             0^^  Call Option on 10 Year Treasury
                  Note, strike price of 114.00,
                  expiring 05/20/05                                                         17
         9,400    Call Option on Interest Rate Swap,
                  expiring on 05/10/05. If exercised
                  the Fund pays floating 3 month
                  LIBOR and receives fixed 4.21%,
                  expiring 05/12/15, European Style                                          7
             0^^  Put Option on 10 Year Treasury
                  Note, strike price of 109.00,
                  expiring 05/20/05                                                         60
             0^^  Put Option on 5 Year Treasury
                  Note, strike price of 108.50,
                  expiring 05/20/05                                                        238
             0^^  Put Option on 5 Year Treasury
                  Note, strike price of 108.50,
                  expiring 03/24/05                                                        285
             0^^  Put Option on 10 Year Treasury
                  Note, strike price of 108.00,
                  expiring 05/20/05                                                         64
             0^^  Put Option on Treasury Bonds,
                  strike price of 112.00, expiring
                  03/24/05                                                                  35

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITS             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

                  OPTIONS -- CONTINUED
             0^^  Put Option on Treasury Bonds,
                  strike price of 112.00, expiring
                  05/20/05                                                      $           62
             0^^  Put Option on Eurodollar Future,
                  strike price of 96.63, expiring
                  04/15/05                                                                 107
        50,000    Put Option on FNMA, 30 Year Fixed,
                  5.50%, TBA, strike price
                  100.44, expiring 05/05/05,
                  European Style                                                             0
        60,000    Put Option on FNMA, 30 Year Fixed,
                  6.00%, TBA, strike price of 100.78,
                  expiring 05/05/05, European Style                                        421
        60,000    Put Option on Interest Rate Swap,
                  expiring 04/28/05. If exercised
                  the Fund pays 4.89% and receives
                  floating 3 month LIBOR,
                  expiring 05/03/10, European Style                                          0
        23,700    Put Option on Interest Rate Swap,
                  expiring on 06/06/05. If exercised
                  the Fund pays fixed 4.35% and
                  receives floating 3 month LIBOR,
                  expiring 06/08/10, European Style                                        296
                  ----------------------------------------------------------------------------
                  Total Options                                                          1,795
                  (Cost $1,726)
                  ----------------------------------------------------------------------------

                  COMMERCIAL PAPER -- 2.0%
                  ASSET BACKED SECURITIES -- 2.0%
$        6,000    Compass Securitization LLC,
                  2.53%, 03/16/05 +                                             $        5,993
        10,500    Scaldis Capital LLC, 2.43%,
                  03/15/05 +                                                            10,489
                  ----------------------------------------------------------------------------
                  Total Commercial Paper                                                16,482
                  (Cost $16,484)
                  ----------------------------------------------------------------------------

SHARES
----------------------------------------------------------------------------------------------
                  MONEY MARKET FUND -- 3.7%
        31,127    JPMorgan Prime Money Market
                  Fund (a) +                                                            31,127
                  (Cost $31,127)
                  ----------------------------------------------------------------------------
                  Total Short-Term Investments                                          49,404
                  (Cost $49,337)
                  ----------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 127.2%                                   $    1,064,209
                  (COST $1,056,248)
                  LIABILITIES IN EXCESS OF OTHER
                  ASSETS -- (27.2)%                                                   (227,924)
                  ----------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                          $      836,285
                  ----------------------------------------------------------------------------

                  Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

-------------------------------------------------------------------------------------------------------------------
                                                                                     NOTIONAL            UNREALIZED
NUMBER OF                                                                            VALUE AT          APPRECIATION
CONTRACTS  DESCRIPTION                                         EXPIRATION DATE  2/28/05 (USD)  (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING
285        Treasury Bonds                                          March, 2005  $      32,232           $       38
221        30 Day Federal Funds                                    April, 2005         89,535                  (27)
267        30 Day Federal Funds                                     June, 2005        107,849                  (78)
49         Treasury Bonds                                           June, 2005          5,505                  (41)
242        2 Year Treasury Notes                                    June, 2005         50,189                  (88)
133        5 Year Treasury Notes                                    June, 2005         14,308                   (3)
963        10 Year Treasury Notes                                   June, 2005        105,810                 (612)

           SHORT FUTURES OUTSTANDING
(189)      Euro-BUND                                               March, 2005        (29,639)                  65
(171)      Eurodollar                                           December, 2006        (40,871)                 237

SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                           NET UNREALIZED
                                    SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
        CONTRACTS TO SELL                 DATE        VALUE (USD)    2/28/05 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------
 10,468                   EUR          3/22/05           $ 13,651         $ 13,866                $ (215)
---------------------------------------------------------------------------------------------------------

OPTIONS

UNITS          CALL OPTIONS WRITTEN                                                                                     VALUE
-----------------------------------------------------------------------------------------------------------------------------
    (4,700)    Call Option on Interest Rate Swap, expiring 05/10/05. If exercised the Fund pays 4.46%
               and receives floating 3 Month LIBOR, expiring 05/12/15, European Style.                              $     (13)
        (1)    Call Option on 10 Year Treasury Notes, strike price of 111.00, expiring 03/24/05.                         (147)
    (3,750)    Call Option on Credit default contract, expiring 03/21/05. If exercised the Fund pays quarterly payment of 53.75 (215 per annum) BPS times notional amount of General Motors Acceptance Corp.,
               6.875%, 08/28/12. Upon a defined credit event, Fund receives notional amount and delivers a defined
               deliverable obligation, expiring 03/20/10, European Style.                                                  (5)
        (-)^^  Call Option on 10 Year Treasury Notes, strike price of 111.00, expiring 08/26/05.                         (237)
        (-)^^  Call Option on Treasury Bonds, strike price of 115.00, expiring 03/24/05.                                  (19)
               Total Call Options Written                                                                           $    (421)

               PUT OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------------------
  (120,000)    Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, strike price at 99.78, expiring 05/05/2005,
               European Style.                                                                                      $    (417)
  (100,000)    Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, strike price at 99.50, expiring 05/05/2005,
               European Style.                                                                                             (-)^^
   (60,000)    Put Option on FNMA, 30 Year Fixed, 6.00%, TBA, strike price at 102.44, expiring 06/06/2005,
               European Style.                                                                                           (328)
        (-)^^  Put Option on 5 Year Treasury Notes, strike price of 107.50, expiring 03/24/05.                           (119)
        (-)^^  Put Option on 5 Year Treasury Notes, strike price of 108.00, expiring 03/24/05.                           (191)
        (-)^^  Put Option on 5 Year Treasury Notes, strike price of 107.50, expiring 05/20/05.                           (131)
        (-)^^  Put Option on 10 Year Treasury Notes, strike price of 111.00, expiring 08/26/05.                          (525)
        (-)^^  Put Option on Treasury Bonds, strike price of 115.00, expiring 05/20/05.                                  (250)
               Total Put Options Written                                                                            $  (1,961)
               (Total premiums received on written options $2,275)

SWAP CONTRACTS

                                                                                                      UNDERLYING       UNREALIZED
                                                                                                        NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                     EXPIRATION DATE           VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Bond, 5.38%, 02/15/31, price less 110.68, the
Fund receives positive, pays negative.                                                  03/04/05   $       4,253   $          (31)
Swap - price lock with UBS AG on 30 Year FNMA, 5.00%, TBA,
price less 99.83, the Fund receives positive, pays negative.                            03/14/05          21,000             (269)
Swap - price lock with UBS AG on 30 Year FNMA, 5.00%, TBA,
price less 99.34, the Fund receives positive, pays negative.                            03/14/05          19,000             (151)
Swap - price lock with Lehman Brothers Special Financing on
30 Year FHLMC Gold, 5.00%, TBA, price less 99.5, the Fund
receives negative, pays positive.                                                       03/14/05          32,585              275

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      UNDERLYING       UNREALIZED
                                                                                                        NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                     EXPIRATION DATE           VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with UBS AG on 30 Year FNMA, 4.50%, TBA, price less
97.22, the Fund receives negative, pays positive.                                       03/14/05   $     100,000   $        1,000
Swap - rate lock with Deutsche Bank AG, New York on 10 Year
Forward Interest Rate Swap less 4.79%, the Fund receives positive
pays negative.                                                                          03/16/15          11,065                -
Swap - rate lock with Deutsche Bank AG, New York on 30 Year Forward
Interest Rate Swap less 5.15%, the Fund pays positive, receives negative.               03/16/35           7,215                -
Swap - price lock with Deutsche Bank AG, New York, on U.S. Treasury
Bond, 8.75%, 05/15/20, price less 144.69, the Fund receives negative,
pays positive.                                                                          03/15/05          22,450              191
Swap - price lock with Citibank, N.A., on U.S. Treasury Note,
3.50%, 12/15/09, price less 98.39, the Fund receives positive,
pays negative.                                                                          03/22/05          18,400             (109)
Swap - rate lock with Goldman Sachs on 30 Year Forward Interest Rate
Swap less 5.07%, the Fund receives negative, pays positive.                             03/31/35           7,150              (94)
Swap - rate lock with Goldman Sachs on 10 Year Forward Interest Rate
Swap less 4.65%, the Fund receives positive, pays negative.                             03/31/15          10,750               94
Swap - rate lock with Lehman Brothers Special Financing on 10 Year
Forward Interest Rate Swap less 4.79%, the Fund receives positive,
pays negative.                                                                          04/01/15          10,335                -
Swap - price lock with Deutsche Bank AG, New York on
U.S. Treasury Bond, 8.75%, 08/15/20, price less 147.60, the
Fund receives positive, pays negative.                                                  03/31/05          29,075           (1,065)
Swap - rate lock with Lehman Brothers Special Financing on
30 Year Forward Interest Rate Swap less 5.15%, the Fund
receives negative, pays positive.                                                       04/01/35           7,295                -
Swap - price lock with Barclays Bank PLC on U.S. Treasury Note, 4.25%,
08/15/14, price less 99.54, the Fund receives negative, pays positive.                  03/30/05           8,975                -
Swap - price lock with Barclays Bank PLC on U.S. Treasury
Inflation Instrument, 3.38%, 01/15/07, price less 127.02, the
Fund receives negative, pays positive.                                                  03/30/05          24,365                -
Swap - price lock with Barclays Bank PLC on U.S. Treasury Note, 2.25%,
02/15/07, price less 97.62, the Fund receives positive, pays negative.                  03/30/05          29,865                -
Swap - price lock with Deutsche Bank AG, New York on
U.S. Treasury Bond, 8.50%, 02/15/20, price less 144.00, the
Fund receives negative, pays positive.                                                  03/31/05          30,270            1,071
Total Return/Spread Swap with Bank of America, N.A., on Bank of
America LLC 10 Year AAA CMBS Index. The Fund receives positive
when spread tightens, pays negative when spread widens.                                 03/31/05          51,000               65
Total Return/Spread Swap with Lehman Brothers Special
Financing, N.A., on Lehman Brothers 8.5 Year AAA CMBS Index. The
Fund receives positive when spread tightens, pays negative when
spread widens.                                                                          04/01/05          39,000               19
Swap - price lock with Deutsche Bank AG, New York on FHMLC,
4.50%, 01/15/14, price less 100.45, the Fund receives positive,
pays negative.                                                                          04/05/05          10,495              (78)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      UNDERLYING       UNREALIZED
                                                                                                        NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                     EXPIRATION DATE           VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with with Citibank N.A., on 30 Year FNMA, 5.50%,
TBA, price less 101.63, the Fund receives positive, pays negative.                      04/13/05   $      90,000   $         (731)
Swap - price lock with UBS AG on 30 Year FNMA, 6.00%, TBA, price
less 102.69, the Fund receives positive, pays negative.                                 04/13/05         146,000             (411)
Swap - price lock with UBS AG on 30 Year FNMA, 5.50%, TBA, price
less 100.91, the Fund receives negative, pays positive.                                 04/13/05          73,000                -
Swap - price lock with with Deutsche Bank AG, New York on 30 Year
FNMA, 5.50%, TBA, price less 100.88, the Fund receives positive,
pays negative.                                                                          04/06/05         100,000                -
Swap - price lock with UBS AG on 30 Year FNMA, 5.50%, TBA, price
less 100.91, the Fund pays negative, receives positive.                                 04/13/05         100,000                -
Swap - price lock with UBS AG on 30 Year FNMA, 6.50%, TBA, price
less 104.22, the Fund receives negative, pays positive.                                 04/13/05          73,000              148
Swap - price lock with with Deutsche Bank AG, New York on 30 Year
FNMA, 6.50%, TBA, price less 104.30, the Fund receives negative,
pays positive.                                                                          04/06/05         100,000              296
Swap - price lock with with Citibank N.A., on 30 Year FNMA, 4.50%,
TBA, price less 97.63, the Fund receives negative, pays positive.                       04/13/05          58,000              825
Swap - rate lock with Merrill Lynch Capital Services, on 30 Year
Forward Interest Rate Swap less 5.14%, the Fund receives negative,
pays positive.                                                                          04/11/35           9,005              (33)
Swap - rate lock with Citibank N.A., on 5 Year Forward Interest Rate
Swap less 4.25%, the Fund pays negative, receives positive.                             04/11/10          30,910              264
Swap - rate lock with Citibank N.A., on 30 Year Forward Interest Rate
Swap less 5.28%, the Fund pays positive, receives negative.                             04/11/35           9,105              161
Swap - rate lock with Merrill Lynch Capital Services, on 5 Year Forward
Interest Rate Swap less 4.20%, the Fund receives positive, pays negative.               04/11/10          31,025              345
Swap - price lock with with Morgan Stanley Capital Services, on 30
Year FNMA, 6.00%, 04/15/05, price less 102.89, the Fund receives
positive, pays negative.                                                                04/11/05         280,000           (1,367)
Swap - price lock with with Morgan Stanley Capital Services, on 30
Year FNMA, 6.50%, 04/15/05, price less 104.38, the Fund receives
negative, pays positive.                                                                04/11/05         140,000              547
Swap - price lock with Morgan Stanley Capital Services, on 30 Year
FNMA, 5.50%, 04/15/05, price less 101.27, the Fund receives negative,
pays positive.                                                                          04/11/05         140,000              919
Swap - price lock with Lehman Brothers Special Financing, on 30 Year
FHLMC, 6.25%, 07/15/32, price less 116.19, the Fund receives positive,
pays negative.                                                                          04/15/05           6,815               16
Swap - rate lock with Goldman Sachs, on 2 Year Forward
Interest Rate Swap less 3.84%, the Fund receives negative,
pays positive.                                                                          04/20/07         108,955             (456)
Swap - rate lock with Goldman Sachs, on 20 Year Forward Interest Rate
Swap less 4.94%, the Fund receives negative, pays positive.                             04/20/25          16,257             (345)
Swap - rate lock with Goldman Sachs, on 7 Year Forward Interest Rate
Swap less 4.40%, the Fund receives positive, pays negative.                             04/20/12          69,178              884
Swap - rate lock with Credit Suisse First Boston, on 30 Year Forward
Interest Rate Swap less 4.93%, the Fund receives negative, pays positive.               05/03/35           8,905             (326)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      UNDERLYING       UNREALIZED
                                                                                                        NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                     EXPIRATION DATE           VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Swap - rate lock with Credit Suisse First Boston, on 5 Year Forward
Interest Rate Swap less 4.17%, the Fund receives positive, pays negative.               05/03/10   $      31,105   $          410
Swap - Forward Rate Agreement with Citibank N.A., the Fund pays
1 month LIBOR, receives 2.83%.                                                          05/03/05       1,248,580             (214)
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 2.83%, pays 1 month LIBOR.                                            05/03/05       1,659,320             (207)
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3.11%, pays 1 month LIBOR.                                            07/01/05       2,595,845             (555)
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3.42%, pays 3 Month LIBOR.                                            03/15/06         347,000             (469)
Credit default contract with Lehman Brothers Special Financing. Fund receives quarterly payment of 25.7925 (103.17 per annum) BPS times notional amount of General Motors Acceptance Corp., 6.875%, 08/28/12.
Upon a defined credit event, Fund pays notional amount and takes
receipt of a defined deliverable obligation.                                            03/20/06           4,200                9
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3 Month LIBOR, pays 4.24%.                                            06/21/06         620,885              151
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3 Month LIBOR, pays 3.96%.                                            03/21/07         347,000              346
Credit default contract with Morgan Stanley Capital Services. Fund pays semi-annual payment of 47.5 (95 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30, SUB. Upon a defined credit event, Fund receives notional amount and delivers a defined
deliverable obligation.                                                                 12/20/06          31,000             (226)
Credit default contract with Morgan Stanley Capital Services. Fund receives semi-annual payment of 87.50 (175 per annum) BPS times notional amount of Gazprom, 7.201%-10.500%, 04/25/07-04/28/34. Upon a defined credit event, Fund pays notional amount and takes receipt of defined
deliverable obligation.                                                                 12/20/06          31,000              469
Credit default contract with Lehman Brothers Special Financing. Fund receives quarterly payment of 36.575 (146.30 per annum) BPS times notional amount of General Motors Acceptance Corp., 6.875%, 08/28/12.
Upon a defined credit event, Fund pays notional amount and takes
receipt of a defined deliverable obligation.                                            03/20/07           4,200               12
Credit default contract with Deutsche Bank AG, New York. Fund pays semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30, SUB. Upon a defined
credit event, Fund receives notional amount and delivers a defined
deliverable obligation.                                                                 02/20/10          30,000             (129)
Credit default contract with Deutsche Bank AG, New York. Fund receives semi-annual payment of 63 (126 per annum) BPS times notional amount of Aries Vermoegensverwaltungs, 7.75%-9.60%, 10/25/07-10/25/14.
Upon a defined credit event, Fund pays notional amount and takes
receipt of a defined deliverable obligation.                                            02/20/10          30,000              143
Swap - Interest Rate Swap with Merrill Lynch Capital Services, the
Fund pays 4.60% semi-annually, receives 3 Month LIBOR.                                  01/21/15          10,305              101
Swap - Interest Rate Swap with Lehman Brothers Special
Financing, the Fund pays 5.14% semi-annually, receives 3 Month LIBOR.                   07/15/32           7,365              (50)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN ENHANCED INCOME FUND

PORTFOLIO OF INVESTMENTS                                 AS OF FEBRUARY 28, 2005
(Amounts in thousands)

SHARES            ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.0%

                  PREFERRED STOCKS -- 0.8%

                  FINANCIAL SERVICES -- 0.8%
             0^^  Lehman CR-ABN Amro VIX, 0.00%,
                  Ser. MM-14                                                    $          900
             1    Zurich RegCaps Funding Trust,
                  3.33%, AR, #                                                             679
                  ----------------------------------------------------------------------------
                  Total Preferred Stocks                                                 1,579
                  (cost $1,576)
                  ----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
----------------------------------------------------------------------------------------------
                  STATE AND MUNICIPAL OBLIGATIONS -- 0.5%
                  ILLINOIS -- 0.5%
$        1,000    Illinois State, Taxable Pension, GO,
                  2.50%, 06/01/08                                                          949
                  (Cost $999)

                  CORPORATE NOTES & BONDS -- 45.2%
                  AUTOMOTIVE -- 5.2%
         1,100    American Honda Finance Corp., 2.80%,
                  10/22/07, MTN, FRN, # +                                                1,100
                  DaimlerChrysler N.A. Holding Corp.,
           600    6.40%, 05/15/06                                                          618
         1,850    3.47%, 05/24/06, MTN, FRN                                              1,859
         2,200    3.15%, 11/17/06, Ser. D, MTN, FRN                                      2,202
           600    Ford Motor Credit Co., 6.88%, 02/01/06                                   614
                  General Motors Acceptance Corp.,
           420    6.75%, 01/15/06                                                          429
         1,650    3.56%, 01/16/07, MTN, FRN                                              1,637
         2,450    3.61%, 07/16/07, FRN                                                   2,423
                  ----------------------------------------------------------------------------
                                                                                        10,882
                  ----------------------------------------------------------------------------

                  BANKING -- 10.1%
         1,750    Allied Irish Banks PLC (Ireland), 3.54%,
                  to 07/08; thereafter FRN, 12/31/49, #                                  1,778
         3,300    Banco Santander Chile (Chile), 2.80%,
                  12/09/09, FRN, # +                                                     3,274
           500    Capital One Bank, 6.88%, 02/01/06                                        514
           700    Hana Bank (South Korea), 3.35%,
                  09/29/06, Ser. E, MTN, FRN                                               706
         1,300    ING Bank NV (The Netherlands), 2.89%,
                  10/14/14, MTN, FRN                                                     1,296
$        1,550    KeyCorp, 2.89%, 07/23/07, Ser. G,
                  MTN, FRN                                                      $        1,551
                  National Australia Bank LTD. (Australia),
         1,600    2.97%, 03/12/13, MTN, FRN                                              1,610
           700    3.24%, 08/29/13, MTN, FRN                                                703
         1,000    2.83%, 06/23/14, MTN, FRN                                              1,002
         1,150    Sovereign Bancorp, Inc., 3.20%,
                  08/25/06, FRN                                                          1,150
         5,000    TD North America LP, 3.00%,
                  04/23/09, FRN, #                                                       4,995
         2,400    Westpac Banking Corp. (Australia),
                  2.93%, 05/25/07, FRN, #                                                2,402
                  ----------------------------------------------------------------------------
                                                                                        20,981
                  ----------------------------------------------------------------------------

                  CONSUMER PRODUCTS -- 0.8%
         1,650    Clorox Co., 2.54%, 12/14/07, FRN, #                                    1,650

                  FINANCIAL SERVICES -- 18.8%
         4,300    CIT Group, Inc., 2.99%, 02/15/07,
                  MTN, FRN +                                                             4,304
                  Countrywide Home Loans, Inc.,
           500    2.89%, 06/02/06, Ser. L, MTN, FRN                                        502
         3,900    3.05%, 11/16/07, Ser. M, MTN, FRN                                      3,907
                  Counts Trusts,
         1,400    3.57%, 08/15/07, Ser. 2002-10, FRN, # + (i)                            1,409
         1,400    3.62%, 08/15/07, Ser. 2002-11, FRN, # + (i)                            1,411
         5,900    Goldman Sachs Group, Inc., 2.65%,
                  03/30/07, Ser. B, MTN, FRN                                             5,901
         3,100    Household Finance Corp., 2.85%,
                  07/27/07, MTN, FRN                                                     3,107
         1,030    International Lease Finance Corp.,
                  4.00%, 01/17/06, Ser. O, MTN                                           1,033
         2,950    Lehman Brothers Holdings, Inc., 2.79%,
                  04/20/07, Ser. G, MTN, FRN                                             2,952
                  Morgan Stanley Group, Inc.,
         1,200    2.92%, 02/15/07, MTN, FRN                                              1,201
           500    2.83%, 07/27/07, FRN                                                     500
           600    2.80%, 01/18/08, Ser. F, MTN, FRN                                        601
         1,250    Morgan Stanley, 2.90%, 11/09/07, FRN                                   1,251
         2,900    Sigma Finance, Inc., 2.36%, 09/15/06,
                  MTN, FRN, #                                                            2,898

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  FINANCIAL SERVICES -- CONTINUED
$        5,500    Special Purpose Accounts Receivable
                  Cooperative Corp., 3.06%, 11/21/07,
                  Ser. 2004-4, FRN, # (i)                                       $        5,499
         1,200    Twin Reefs Pass-Through Trust,
                  3.59%, to 12/09; thereafter FRN,
                  12/31/49, #                                                            1,204
         1,550    Two-Rock Pass-Through (Bermuda),
                  3.71%, to 02/10; thereafter FRN,
                  12/31/49, #                                                            1,560
                  ----------------------------------------------------------------------------
                                                                                        39,240
                  ----------------------------------------------------------------------------

                  INSURANCE -- 3.2%
         2,400    ASIF Global Financing, 2.73%,
                  03/14/08, FRN, # +                                                     2,400
         2,350    Genworth Financial, Inc., 2.64%,
                  06/15/07, FRN                                                          2,351
         1,950    Oil Insurance LTD (Bermuda), 2.74%,
                  04/07/06, FRN, # + (i)                                                 1,950
                  ----------------------------------------------------------------------------
                                                                                         6,701
                  ----------------------------------------------------------------------------

                  OIL & GAS -- 0.5%
           970    Texas Municipal Gas Corp., 2.60%,
                  07/01/07, #                                                              961

                  REAL ESTATE -- 1.3%
         2,700    Westfield Capital Corp., LTD (Australia),
                  3.05%, 11/02/07, FRN, #                                                2,703

                  REAL ESTATE INVESTMENT TRUST -- 0.6%
           300    Duke Realty LP, 2.78%, 12/22/06, FRN                                     300
           850    iStar Financial, Inc., 1.00%,
                  03/03/08, FRN                                                            851
                  ----------------------------------------------------------------------------
                                                                                         1,151
                  ----------------------------------------------------------------------------

                  RETAILING -- 0.4%
           750    Safeway, Inc., 3.21%, 11/01/05, FRN                                      751

                  TELECOMMUNICATIONS -- 0.9%
         1,900    BellSouth Corp., 2.92%, 11/15/07, FRN +                                1,900

                  TRANSPORTATION -- 0.5%
         1,100    CSX Corp., 3.05%, 08/03/06, FRN +                                      1,101

                  UTILITIES -- 2.9%
$          900    Appalachian Power Co., 2.88%,
                  06/29/07, FRN +                                               $          901
         1,000    Dominion Resources, Inc., 3.09%,
                  05/15/06, Ser. B, FRN                                                  1,002
           950    National Rural Utilities Cooperative
                  Finance Corp., 2.91%, 02/17/06, MTN, FRN                                 951
         1,199    Pacific Gas & Electric Co., 3.26%,
                  04/03/06, FRN                                                          1,200
         1,950    Public Service Electric & Gas, 2.66%,
                  06/23/06, FRN                                                          1,950
                  ----------------------------------------------------------------------------
                                                                                         6,004
                  ----------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                         94,025
                  (Cost $94,016)
                  ----------------------------------------------------------------------------

                  RESIDENTIAL MORTGAGE BACKED SECURITIES -- 15.7%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.7%
                  Adjustable Rate Mortgage Trust,
         2,542    3.03%, 04/25/35, Ser. 2004-5,
                  Class 7A2, FRN +                                                       2,545
         2,748    2.98%, 05/25/35, Ser. 2005-1,
                  Class 5A2, FRN +                                                       2,749
         1,500    Countrywide Alternative Loan Trust,
                  0.00%, 09/25/35, Ser. 2005-9CB,
                  Class 1A1, FRN                                                         1,500
           248    Countrywide Home Loan Mortgage Pass
                  Through Trust, 5.75%, 01/25/33,
                  Ser. 2002-31, Class A3 +                                                 251
            70    Deutsche Mortgage Securities, Inc.,
                  2.86%, 04/25/34, Ser. 2004-4,
                  Class 1A1, FRN                                                            70
         1,079    Federal Home Loan Mortgage Corp.,
                  4.00%, 08/15/19, Ser. 2836, Class HZ                                   1,074
                  Federal National Mortgage Association,
           443    3.50%, 07/25/14, Ser. 2003-62, Class OB                                  443
         1,782    3.05%, 02/25/28, Ser. 2003-121,
                  Class FC, FRN                                                          1,786
           492    3.15%, 06/25/32, Ser. 2002-36,
                  Class FS, FRN                                                            496
           733    3.15%, 06/25/32, Ser. 2002-36,
                  Class FT, FRN                                                            739

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
$        4,350    Granite Mortgages PLC (United Kingdom),
                  2.61%, 09/20/44, Ser. 2004-3,
                  Class 1A3, FRN                                                $        4,350
         3,900    GSMPS Mortgage Loan Trust, 2.94%,
                  01/25/35, Ser. 2005-RP1, Class 1AF, FRN, #                             3,896
         1,705    Impac Secured Assets Corp., 3.05%,
                  11/25/34, Ser. 2004-3, Class 1A4, FRN                                  1,706
                  Indymac Index Mortgage Loan Trust,
         2,100    3.09%, 09/25/34, Ser. 2004-AR7,
                  Class A1, FRN                                                          2,100
           677    3.06%, 11/25/34, Ser. 2004-AR8,
                  Class 2A1, FRN                                                           680
         3,548    Medallion Trust (Australia), 3.00%,
                  05/25/35, Ser. 2004-1G, Class A1, FRN                                  3,551
         1,850    Mound Financing PLC (United Kingdom),
                  2.91%, 02/08/08, Ser. 3A, Class A1-1,
                  FRN, #                                                                 1,850
           283    Residential Asset Securitization Trust,
                  5.15%, 01/25/33, Ser. 2002-A14J, Class A2                                283
         1,360    RMAC (United Kingdom), 2.58%, 12/12/20,
                  Ser. 2004-NS1A, Class A1B, FRN, #                                      1,360
         1,298    Thornburg Mortgage Securities Trust,
                  2.99%, 04/25/43, Ser. 2003-2,
                  Class A1, FRN                                                          1,300
                  ----------------------------------------------------------------------------
                  Total Residential Mortgage Backed
                  Securities                                                            32,729
                  (Cost $32,718)
                  ----------------------------------------------------------------------------
                  COMMERCIAL MORTGAGE BACKED SECURITIES -- 4.2%
         1,554    Calstrs Trust, 2.90%, 11/20/12,
                  Ser. 2002-C6, Class A1, FRN, #                                         1,563
                  Calwest Industrial Trust,
         2,700    2.97%, 02/15/12, Ser. 2002-CALW,
                  Class AFL, FRN, #                                                      2,706
           859    2.86%, 06/15/15, Ser. 2003-CALA,
                  Class A, FRN, #                                                          861
           998    CR, 6.70%, 08/10/14, Ser. 2000-ZC2,
                  Class A4A, # + (i)                                                     1,061
         1,138    Goldman Sachs Mortgage Securities II,
                  2.74%, 11/15/15, Ser. 2003-FL6A,
                  Class A1, FRN, #                                                       1,137
$        1,450    LB-UBS Commercial Mortgage Trust,
                  3.48%, 07/15/27, Ser. 2003-C5,
                  Class A2                                                      $        1,412
                  ----------------------------------------------------------------------------
                  Total Commercial Mortgage Backed
                  Securities                                                             8,740
                  (Cost $8,779)
                  ----------------------------------------------------------------------------

                  ASSET BACKED SECURITIES -- 28.4%
         1,450    American Express Credit Account Master
                  Trust, 3.09%, 02/15/12, Ser. 2004-C,
                  Class C, FRN, # +                                                      1,454
                  Ameriquest Mortgage Securities, Inc.,
           550    3.31%, 11/25/34, Ser. 2004-R11,
                  Class M1, FRN +                                                          552
           500    3.08%, 04/25/35, Ser. 2005-R2,
                  Class M2, FRN                                                            500
         1,600    Capital One Master Trust, 3.39%,
                  08/15/08, Ser. 2000-4, Class C, FRN, #                                 1,605
                  Capital One Multi-Asset Execution Trust,
         1,700    3.76%, 02/17/09, Ser. 2003-B1,
                  Class B1, FRN                                                          1,718
         1,650    3.84%, 12/15/10, Ser. 2003-A, FRN, (i)                                 1,703
           806    CARSS Finance LP (Cayman Islands),
                  2.87%, 01/15/11, Ser. 2004-A,
                  Class B1, FRN, #                                                         807
                  Centex Home Equity,
           709    2.93%, 01/25/34, Ser. 2004-A,
                  Class AV2, FRN                                                           709
           956    2.85%, 03/25/34, Ser. 2004-B,
                  Class AV1, FRN                                                           956
         1,189    2.90%, 06/25/34, Ser. 2004-C,
                  Class AV2, FRN                                                         1,190
                  Citibank Credit Card Issuance Trust,
         1,400    7.45%, 09/15/07, Ser. 2000-C1, Class C1                                1,430
           200    2.70%, 01/15/08, Ser. 2003-A2, Class A2                                  199
         2,050    3.51%, 03/20/08, Ser. 2003-C2, Class C2,
                  FRN                                                                    2,065
         2,900    2.86%, 05/20/11, Ser. 2004-B1, Class B1,
                  FRN                                                                    2,906

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ASSET BACKED SECURITIES -- CONTINUED
$          617    Citifinancial Mortgage Securities, Inc.,
                  2.94%, 08/25/33, Ser. 2003-3,
                  Class AV1, FRN                                                $          618
                  Citigroup Mortgage Loan Trust, Inc.,
         1,598    3.03%, 12/25/33, Ser. 2003-HE3,
                  Class A, FRN                                                           1,604
         1,250    2.80%, 02/25/35, Ser. 2005-OPT1,
                  Class A1B, FRN                                                         1,250
                  CNH Equipment Trust,
         2,130    2.73%, 01/15/08, Ser. 2003-B,
                  Class A3A, FRN +                                                       2,131
         2,000    2.66%, 10/15/08, Ser. 2004-A,
                  Class A3A, FRN +                                                       2,001
                  Countrywide Asset-Backed Certificates,
           900    3.15%, 02/25/34, Ser. 2004-BC1,
                  Class M1, FRN +                                                          900
           500    3.10%, 11/25/34, Ser. 2004-6, Class 2A4,
                  FRN +                                                                    500
         2,738    Countrywide Home Equity Loan Trust,
                  2.86%, 05/15/29, Ser. 2003-C, Class A,
                  FRN +                                                                  2,741
           254    EQCC Trust, 2.95%, 11/25/31, Ser. 2002-1,
                  Class 2A, FRN                                                            254
         1,518    Fifth Third Home Equity Loan Trust,
                  2.85%, 09/20/23, Ser. 2003-1,
                  Class A, FRN                                                           1,519
            35    Fleet Credit Card Master Trust II, 2.64%,
                  10/15/07, Ser. 2002-A, Class A, FRN                                       35
         1,603    Fleet Home Equity Loan Trust, 2.85%,
                  01/20/33, Ser. 2003-1, Class A, FRN                                    1,604
                  GE Corporate Aircraft Financing LLC,
           608    2.82%, 06/25/10, Ser. 2003-1A,
                  Class A1, FRN, #                                                         608
         3,052    2.74%, 08/25/11, Ser. 2004-1A,
                  Class A1, FRN, #                                                       3,052
                  GMAC Mortgage Corp. Loan Trust,
         3,400    2.73%, 06/25/34, Ser. 2004-HE1,
                  Class A1, FRN                                                          3,402
           950    2.84%, 03/25/35, Ser. 2004-HE4,
                  Class A2, FRN                                                            952
$          333    Greenpoint Home Equity Loan Trust,
                  2.86%, 04/15/29, Ser. 2003-1,
                  Class A, FRN                                                  $          334
           307    HFC Home Equity Loan Asset Backed
                  Certificates, 2.90%, 04/20/32,
                  Ser. 2002-2, Class A, FRN                                                308
           200    Household Automotive Trust, 2.93%,
                  05/18/09, Ser. 2002-3, Class A4B, FRN                                    201
                  Household Mortgage Loan Trust,
         1,060    2.95%, 02/21/33, Ser. 2003-HC1,
                  Class A, FRN                                                           1,063
           411    2.95%, 02/20/34, Ser. 2004-HC1,
                  Class A, FRN                                                             411
                  Long Beach Mortgage Loan Trust,
           208    3.11%, 11/25/32, Ser. 2002-4, Class 2A,
                  FRN                                                                      208
         2,050    3.33%, 08/25/33, Ser. 2003-4,
                  Class M1, FRN                                                          2,065
           450    2.90%, 02/25/35, Ser. 2005-1,
                  Class 2A2, FRN                                                           451
         1,204    Metris Master Trust, 2.88%, 04/20/11,
                  Ser. 2004-1, Class A, FRN                                              1,204
           550    New Century Home Equity Loan Trust,
                  3.27%, 11/25/34, Ser. 2004-3,
                  Class M1, FRN                                                            553
                  Option One Mortgage Loan Trust,
           228    2.94%, 02/25/32, Ser. 2002-1,
                  Class A, FRN                                                             228
            48    2.92%, 06/25/32, Ser. 2002-2,
                  Class A, FRN                                                              48
         1,226    3.07%, 02/25/33, Ser. 2003-1,
                  Class A2, FRN                                                          1,230
         2,300    2.89%, 02/25/35, Ser. 2005-1, Class A3,
                  FRN                                                                    2,303
           550    Park Place Securities, Inc., 3.28%,
                  02/25/35, Ser. 2004-WHQ2, Class M2, FRN                                  551
           246    Residential Asset Securities Corp.,
                  2.95%, 01/25/34, Ser. 2003-KS11,
                  Class AIIB, FRN                                                          246
           850    Residential Funding Mortgage
                  Securities II, 2.91%, 01/25/29,
                  Ser. 2003-HS4, Class AIB, FRN                                            851

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ASSET BACKED SECURITIES -- CONTINUED
$        2,900    Volkswagen Auto Loan Enhanced Trust,
                  2.94%, 03/22/10, Ser. 2003-2, Class A4                        $        2,844
         2,073    Wachovia Asset Securitization, Inc.,
                  2.87%, 06/25/34, Ser. 2004-HE1,
                  Class A, FRN                                                           2,073
         1,000    William Street Funding Corp., 3.04%,
                  01/23/11, Ser. 2005-1, Class A, FRN, #                                 1,000
                  ----------------------------------------------------------------------------
                  Total Asset Backed Securities                                         59,137
                  (Cost $59,176)
                  ----------------------------------------------------------------------------

                  CERTIFICATES OF DEPOSIT -- 2.2%
         4,600    Deutsche Bank AG/New York (Yankee),
                  3.02%, 05/15/07, Floating Rate                                         4,598
                  (Cost $4,600)
                  ----------------------------------------------------------------------------
                  Total Long-Term Investments                                          201,757
                  (Cost $201,864)
                  ----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.1%

                  U.S. TREASURY SECURITY -- 0.1%
           150    U.S. Treasury Bill, 2.26%, 04/14/05, @ +                                 150
                  (Cost $150)

                  MUNICIPAL SECURITIES -- 0.7%
                  NORTH CAROLINA -- 0.1%
           200    Wake Forest University, Ser. 1997, Rev.,
                  FRDO, 2.62%, 03/02/05                                                    200

                  TEXAS -- 0.6%
        $1,250    Texas Public Finance Authority, Taxable,
                  Unemployment Compensation, Ser. B,
                  Rev., 2.00%, 06/15/05                                         $        1,246
                  ----------------------------------------------------------------------------
                  Total Short Term -- Municipal Securities                               1,446
                  (Cost $1,450)
                  ----------------------------------------------------------------------------

                  COMMERCIAL PAPER -- 0.5%
                  CONSUMER PRODUCTS -- 0.5%
         1,100    Altria Group, Inc., 3.00%, 05/02/05 +                                  1,094
                  (Cost $1,094)

SHARES
----------------------------------------------------------------------------------------------
                  MONEY MARKET FUND -- 1.8%
         3,814    JPMorgan Prime Money Market Fund (a) +                                 3,814
                  (Cost $3,814)
                  ----------------------------------------------------------------------------
                  Total Short-Term Investments                                           6,504
                  (Cost $6,508)
                  ----------------------------------------------------------------------------

                  TOTAL INVESTMENTS -- 100.1%                                   $      208,261
                  (COST $208,372)
                  LIABILITIES IN EXCESS OF OTHER
                  ASSETS -- (0.1)%                                                        (285)
                  ----------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                          $      207,976
                  ----------------------------------------------------------------------------

                  Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                              NOTIONAL             UNREALIZED
NUMBER OF                                                                     VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                             EXPIRATION DATE     2/28/05 (USD)   (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
1            30 Day Federal Funds                        March, 2005        $      406              $       0^^
82           30 Day Federal Funds                        April, 2005            33,221                     (5)
6            2 Year Treasury Notes                        June, 2005             1,244                     (3)
3            5 Year Treasury Notes                        June, 2005               323                     (2)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EMERGING MARKETS DEBT FUND

PORTFOLIO OF INVESTMENTS                                 AS OF FEBRUARY 28, 2005
(Amounts in thousands)

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 78.4%

                  U.S. TREASURY SECURITY -- 0.4%
                  UNITED STATES -- 0.4%
$          135    U.S. Treasury Note, 6.88%,
                  05/15/06, @ +                                                 $          141
                  (Cost $143)

                  FOREIGN GOVERNMENT SECURITIES -- 76.6%
                  ARGENTINA -- 7.3%
                  Republic of Argentina,
         1,890    3.01%, 08/03/12, FRN                                                   1,690
         3,216    12.25%, 06/19/18, Ser. 2018                                            1,045
                  ----------------------------------------------------------------------------
                                                                                         2,735
                  ----------------------------------------------------------------------------

                  BRAZIL -- 18.7%
           300    Banco Nacional de
                  Desenvolvimiento Economico e
                  Social, 5.83%, 06/16/08,
                  Regulation S, FRN                                                        306
                  Federal Republic of Brazil,
           700    11.00%, 01/11/12                                                         840
         1,298    3.13%, 04/15/12, FRN                                                   1,254
         1,245    10.25%, 06/17/13                                                       1,444
             2    8.00%, 04/15/14                                                            2
           350    12.25%, 03/06/30                                                         455
           300    11.00%, 08/17/40                                                         347
         1,985    11.00%, 08/17/40                                                       2,298
                  ----------------------------------------------------------------------------
                                                                                         6,946
                  ----------------------------------------------------------------------------

                  COLOMBIA -- 2.5%
                  Republic of Colombia,
COP  1,465,000    11.75%, 03/01/10                                                         651
           255    9.75%, 04/09/11                                                          290
                  ----------------------------------------------------------------------------
                                                                                           941
                  ----------------------------------------------------------------------------

                  ECUADOR -- 1.0%
                  Republic of Ecuador,
            69    12.00%, 11/15/12, Regulation S                                            70
           320    8.00%, 08/15/30, Regulation S,
                  SUB                                                                      298
                  ----------------------------------------------------------------------------
                                                                                           368
                  ----------------------------------------------------------------------------

                  EL SALVADOR -- 0.7%
                  Republic of El Salvador,
$          135    8.25%, 04/10/32, #                                            $          142
           120    7.63%, 09/21/34, #                                                       127
                  ----------------------------------------------------------------------------
                                                                                           269
                  ----------------------------------------------------------------------------

                  MEXICO -- 4.7%
                  United Mexican States,
MXN     17,000    8.00%, 12/19/13                                                        1,387
           205    8.13%, 12/30/19                                                          245
           105    8.00%, 09/24/22, Ser. A, MTN                                             124
                  ----------------------------------------------------------------------------
                                                                                         1,756
                  ----------------------------------------------------------------------------

                  PANAMA -- 1.2%
                  Republic of Panama,
            20    10.75%, 05/15/20                                                          26
           345    9.38%, 01/16/23                                                          412
                  ----------------------------------------------------------------------------
                                                                                           438
                  ----------------------------------------------------------------------------

                  PERU -- 4.7%
                  Republic of Peru,
           130    8.38%, 05/03/16                                                          144
         1,285    5.00%, 03/07/17, FRN                                                   1,207
           360    8.75%, 11/21/33                                                          392
                  ----------------------------------------------------------------------------
                                                                                         1,743
                  ----------------------------------------------------------------------------

                  RUSSIA -- 12.1%
         1,750    Aries Vermoegensverwaltungs,
                  9.60%, 10/25/14, #                                                     2,167
                  Russian Federation,
           505    11.00%, 07/24/18, Regulation S                                           727
           530    12.75%, 06/24/28, Regulation S                                           904
           210    5.00%, 03/31/30, Regulation S,
                  SUB, #                                                                   220
           488    5.00%, 03/31/30, SUB, #                                                  512
                  ----------------------------------------------------------------------------
                                                                                         4,530
                  ----------------------------------------------------------------------------

                  TRINIDAD/TOBAGO -- 0.6%
           155    Republic of Trinidad & Tobago,
                 9.75%, 07/01/20, Regulation S                                             215

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TURKEY -- 4.0%
                  Republic of Turkey,
$          456    11.50%, 01/23/12                                              $          589
           440    11.00%, 01/14/13                                                         564
           240    11.88%, 01/15/30                                                         347
                  ----------------------------------------------------------------------------
                                                                                         1,500
                  ----------------------------------------------------------------------------

                  UKRAINE -- 4.6%
                  Republic of Ukraine,
           525    6.88%, 03/04/11, #                                                       553
           335    6.88%, 03/04/11, Regulation S                                            353
           420    7.65%, 06/11/13, #                                                       462
           320    7.65%, 06/11/13, Regulation S                                            352
                  ----------------------------------------------------------------------------
                                                                                         1,720
                  ----------------------------------------------------------------------------

                  URUGUAY -- 2.8%
UYU     24,500    Republic of Uruguay, 17.75%,
                  02/04/06                                                               1,039
                  ----------------------------------------------------------------------------

                  VENEZUELA -- 11.7%
                  Republic of Venezuela,
         2,790    10.75%, 09/19/13                                                       3,223
         1,105    9.25%, 09/15/27                                                        1,138
                  ----------------------------------------------------------------------------
                                                                                         4,361
                  ----------------------------------------------------------------------------
                  Total Foreign Government
                  Securities                                                            28,561
                  (Cost $25,720)
                  ----------------------------------------------------------------------------

                  CORPORATE NOTES & BONDS -- 1.4%
                  BRAZIL -- 1.0%
           380    Trikem SA, 10.63%, 07/24/07, #                                           388

                  RUSSIA -- 0.4%
           140    Gazprom International SA,
                  7.20%, 02/01/20, #                                                       149
                  ----------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                            537
                  (Cost $509)
                  ----------------------------------------------------------------------------

SHARES            ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
                  WARRANTS -- 0.0% ^
                  NIGERIA -- 0.0% ^
             1    Central Bank of Nigeria,
                  expires 11/15/20*                                             $            0

                  SINGAPORE -- 0.0% ^
             0^^  Asia Pulp & Paper Co., LTD,
                  ADR, expires 03/15/05, # * (i) (f)                                         0

                  VENEZUELA -- 0.0% ^
             1    Republic of Venezuela
                  (Oil Obligation) (Venezuela),
                  expires 04/15/20 *                                                        18
                  ----------------------------------------------------------------------------
                  Total Warrants                                                            18
                  (Cost $0 ^^)
                  ----------------------------------------------------------------------------
                  Total Long-Term Investments                                           29,257
                  (Cost $26,372)
                  ----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.0%

                  U.S. TREASURY SECURITY -- 3.0%
$        1,150    U.S. Treasury Bill, 2.90%,
                  08/25/05 @ +                                                           1,134
                  (Cost $1,134)
                  ----------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 81.4%                                    $       30,391
                  (COST $27,506)
                  OTHER ASSETS IN EXCESS OF
                  LIABILITIES -- 18.6%                                                   6,925
                  ----------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                          $       37,316
                  ----------------------------------------------------------------------------

                  Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, FEBRUARY 28, 2005
(percentages based on Net Assets)

INDUSTRY
Foreign Government Securities                                               76.6%
U.S. Treasury Securities                                                     3.4
Chemicals                                                                    1.0
Oil & Gas                                                                    0.4
--------------------------------------------------------------------------------
                                                                            81.4%
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                              NOTIONAL             UNREALIZED
NUMBER OF                                                                     VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                             EXPIRATION DATE     2/28/05 (USD)   (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
10           10 Year Treasury Notes                       June, 2005        $    1,099              $      (7)

             SHORT FUTURES OUTSTANDING
(3)          Treasury Bonds                               June, 2005              (337)                     3

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS                                 AS OF FEBRUARY 28, 2005
(Amounts in thousands)

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.4%

                  U.S. TREASURY SECURITIES -- 2.5%
                  U.S. Treasury Notes & Bonds,
$           50    1.63%, 04/30/05 +                                             $           50
            50    1.63%, 02/28/06 +                                                         49
            30    2.50%, 09/30/06 +                                                         30
           100    3.00%, 12/31/06 +                                                         99
           110    3.13%, 01/31/07 +                                                        109
           110    6.63%, 05/15/07 @ +                                                      117
            65    3.63%, 01/15/10 +                                                         64
            90    3.50%, 02/15/10 +                                                         88
           178    4.25%, 11/15/14 +                                                        176
            85    4.00%, 02/15/15 +                                                         83
           125    5.50%, 08/15/28 @ +                                                      137
           140    5.38%, 02/15/31 +                                                        154
                  ----------------------------------------------------------------------------
                  Total U.S. Treasury Securities                                         1,156
                  (Cost $1,151)
                  ----------------------------------------------------------------------------

                  U.S. GOVERNMENT AGENCY SECURITIES -- 0.6%
                  Federal Home Loan Mortgage Corp.,
            15    5.75%, 01/15/12                                                           16
           110    6.75%, 03/15/31                                                          136
            80    Federal National Mortgage Association,
                  7.13%, 01/15/30                                                          103
                  ----------------------------------------------------------------------------
                  Total U.S. Government Agency Securities                                  255
                  (Cost $238)
                  ----------------------------------------------------------------------------

                  FOREIGN GOVERNMENT SECURITIES -- 22.5%
                  Dominican Republic (Dominican Republic),
           113    9.50%, 09/27/06, Regulation S                                            108
                  Federal Republic of Brazil (Brazil),
            70    11.25%, 07/26/07                                                          80
            60    11.50%, 03/12/08 +                                                        70
            25    11.00%, 01/11/12                                                          30
           150    3.13%, 04/15/12, FRN                                                     145
           250    10.25%, 06/17/13                                                         290
           190    11.00%, 08/17/40                                                         220
                  Federal Republic of Germany (Germany),
EUR        270    5.25%, 01/04/08, Ser. 98 +                                               382
EUR        120    3.50%, 10/10/08, Ser. 143 +                                              162
EUR        100    3.25%, 04/17/09, Ser. 144 +                                              134
EUR        100    4.50%, 01/04/13, Ser. 03 +                                               141
EUR         50    6.25%, 01/04/24, Ser. 94 +                                                85
EUR        330    4.75%, 07/04/34, Ser. 03 +                                               481
                  Government of Canada (Canada),
CAD         20    7.00%, 12/01/06 +                                             $           17
CAD         40    5.50%, 06/01/10 +                                                         35
CAD         25    8.00%, 06/01/27, Ser. VW17 +                                              29
                  Government of France (France),
EUR         35    5.50%, 04/25/07 +                                                         49
EUR         20    4.00%, 04/25/13 +                                                         27
EUR         40    4.00%, 04/25/14 +                                                         54
EUR         70    5.00%, 10/25/16 +                                                        103
EUR         15    5.75%, 10/25/32                                                           25
EUR        105    Kingdom of Belgium (Belgium), 4.25%,
                  09/28/13, Ser. 41 +                                                      145
           240    Malaysia Government International Bond
                  (Malaysia), 7.50%, 07/15/11                                              274
EUR        105    Netherlands Government Bond
                  (The Netherlands), 3.00%, 07/15/07 +                                     140
           250    Province of Ontario (Canada), 6.00%,
                  02/21/06                                                                 256
                  Province of Quebec (Canada),
           100    6.13%, 01/22/11, Ser. PJ                                                 108
            50    7.50%, 09/15/29                                                           66
                  Republic of Colombia (Colombia),
           250    9.75%, 04/23/09, Ser. NOV                                                280
            82    9.75%, 04/09/11                                                           94
            50    10.75%, 01/15/13                                                          58
            50    8.25%, 12/22/14                                                           51
           135    11.75%, 02/25/20, MTN                                                    170
            25    Republic of Egypt (Egypt), 8.75%,
                  07/11/11, Regulation S                                                    30
                  Republic of El Salvador (El Salvador),
            38    8.50%, 07/25/11, Regulation S                                             43
           230    8.25%, 04/10/32, #                                                       242
            20    7.63%, 09/21/34, #                                                        21
                  Republic of Italy (Italy),
           250    2.50%, 03/31/06, MTN                                                     248
           150    3.63%, 09/14/07                                                          148
                  Republic of Panama (Panama),
           140    9.63%, 02/08/11                                                          166
           165    10.75%, 05/15/20                                                         215
           115    9.38%, 01/16/23                                                          137

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  FOREIGN GOVERNMENT SECURITIES -- CONTINUED
                  Republic of Peru (Peru),
$           25    9.88%, 02/06/15                                               $           30
           360    8.38%, 05/03/16                                                          397
           337    4.50%, 03/07/17, FRN                                                     315
            51    5.00%, 03/07/17, FRN                                                      48
            30    8.75%, 11/21/33                                                           33
                  Republic of South Africa (South Africa)
                  (Yankee),
            40    9.13%, 05/19/09                                                           47
           205    8.50%, 06/23/17                                                          257
            20    Republic of Trinidad & Tobago
                  (Trinidad & Tobago),
                  9.75%, 07/01/20, Regulation S                                             28
                  Republic of Turkey (Turkey),
           120    11.50%, 01/23/12                                                         155
            55    11.00%, 01/14/13                                                          71
            50    11.88%, 01/15/30                                                          72
                  Republic of Ukraine (Ukraine),
           250    6.88%, 03/04/11, #                                                       263
           360    7.65%, 06/11/13, Regulation S                                            397
                  Republic of Venezuela (Venezuela),
           625    10.75%, 09/19/13                                                         723
            65    7.00%, 12/01/18, Regulation S                                             59
           160    9.25%, 09/15/27                                                          165
                  Russian Federation (Russia),
           100    10.00%, 06/26/07, Regulation S                                           112
             5    11.00%, 07/24/18, Regulation S                                             7
           145    12.75%, 06/24/28, Regulation S                                           247
           547    5.00%, 03/31/30, Regulation S, SUB                                       574
                  U.K. Treasury Gilt (United Kingdom),
GBP         10    8.50%, 12/07/05                                                           20
GBP         30    5.00%, 03/07/08                                                           58
GBP         40    5.75%, 12/07/09                                                           80
GBP         10    8.00%, 09/27/13                                                           23
GBP         15    4.75%, 09/07/15                                                           29
GBP         15    6.00%, 12/07/28                                                           35
                  United Mexican States (Mexico),
           125    6.38%, 01/16/13, MTN                                                     132
           120    6.63%, 03/03/15                                                          129
            35    8.13%, 12/30/19                                                           42
            20    11.50%, 05/15/26                                                          31
           155    8.30%, 08/15/31, MTN                                                     187
            53    7.50%, 04/08/33, Ser. A, MTN                                              58
                  ----------------------------------------------------------------------------
                  Total Foreign Government Securities                                   10,383
                  (Cost $9,371)
                  ----------------------------------------------------------------------------

                  SUPRANATIONAL NOTES & BONDS -- 0.5%
$          200    Inter-American Development Bank,
                  7.38%, 01/15/10                                               $          228
                  (Cost $203)

                  CORPORATE NOTES & BONDS -- 36.5%
                  ADVERTISING -- 0.3%
            50    RH Donnelley Corp., 6.88%, 01/15/13, #                                    51
            30    RH Donnelley Finance Corp. I, 10.88%,
                  12/15/12, #                                                               35
            50    Vertis, Inc., 9.75%, 04/01/09                                             54
                  ----------------------------------------------------------------------------
                                                                                           140
                  ----------------------------------------------------------------------------

                  AEROSPACE -- 0.4%
            15    General Dynamics Corp., 2.13%,
                  05/15/06                                                                  15
           140    L-3 Communications Corp., 7.63%,
                  06/15/12                                                                 153
                  ----------------------------------------------------------------------------
                                                                                           168
                  ----------------------------------------------------------------------------

                  AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
            30    RJ Reynolds Tobacco Holdings, Inc.,
                  7.88%, 05/15/09, Ser. B                                                   33

                  AIRLINES -- 0.3%
           132    Northwest Airlines Corp., 8.07%,
                  10/01/19, Ser. 2000-1                                                    146

                  APPAREL -- 0.1%
            60    Russell Corp., 9.25%, 05/01/10                                            65

                  APPLIANCES & HOUSEHOLD DURABLES -- 0.1%
            45    Gregg Appliances, Inc., 9.00%,
                  02/01/13, #                                                               44

                  AUTOMOTIVE -- 2.1%
            10    DaimlerChrysler N.A. Holding Corp.,
                  7.20%, 09/01/09                                                           11
                  Ford Motor Credit Co.,
           330    7.38%, 10/28/09                                                          345
            65    4.05%, 01/15/10, FRN                                                      65
            70    7.88%, 06/15/10                                                           75
            15    7.00%, 10/01/13                                                           15

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  AUTOMOTIVE -- CONTINUED
                  General Motors Acceptance Corp.,
$           35    6.13%, 09/15/06                                               $           36
            35    6.75%, 12/01/14                                                           34
                  General Motors Corp.,
            25    7.20%, 01/15/11                                                           25
            10    8.25%, 07/15/23                                                           10
           160    8.38%, 07/15/33                                                          157
                  Tenneco Automotive, Inc.,
            30    10.25%, 07/15/13, Ser. B                                                  35
            35    8.63%, 11/15/14, #                                                        37
                  TRW Automotive, Inc.,
            22    9.38%, 02/15/13                                                           25
            97    11.00%, 02/15/13                                                         114
                  ----------------------------------------------------------------------------
                                                                                           984
                  ----------------------------------------------------------------------------

                  BANKING -- 1.5%
            75    Abbey National Capital Trust I, 8.96%,
                  to 6/30; thereafter FRN, 12/31/49 +                                      107
           165    ABN-Amro North American Holding
                  Preferred Capital Repackage Trust I,
                  6.52%, to 11/12; thereafter FRN,
                  12/31/49, # +                                                            181
            20    ANZ Capital Trust II, 5.36%,
                  12/31/49, # +                                                             20
            10    Cadets Trust, 4.80%,
                  07/15/13, Ser. 2003-1, #                                                  10
            15    HBOS Treasury Services PLC
                  (United Kingdom), 3.60%,
                  08/15/07, MTN, #                                                          15
            15    Industrial Bank of Korea (South Korea),
                  4.00%, to 05/09; thereafter FRN,
                  05/19/14, #                                                               15
            10    KBC Bank Fund Trust III, 9.86%, to
                  11/09; thereafter FRN, 11/29/49, #                                        12
            15    Popular North America, Inc., 4.70%,
                  06/30/09                                                                  15
                  RBS Capital Trust I,
             5    6.43%, to 1/34; thereafter FRN,
                  12/29/49                                                                   5
           285    5.51%, to 9/14; thereafter FRN,
                  12/31/49                                                                 291
            20    SunTrust Bank, 2.50%, 11/01/06                                            20
             5    Swedbank (Sweden), 9.00%, to 03/10;
                  thereafter FRN, 12/31/49, #                                                6
                  ----------------------------------------------------------------------------
                                                                                           697
                  ----------------------------------------------------------------------------

                  BIOTECHNOLOGY -- 0.1%
$           45    Bio-Rad Laboratories, Inc., 7.50%,
                  08/15/13                                                      $           49

                  BROADCASTING/CABLE -- 0.6%
           145    Cablevision Systems Corp., 8.00%,
                  04/15/12, # +                                                            164
                  Echostar DBS Corp.,
           110    6.38%, 10/01/11                                                          113
            15    6.63%, 10/01/14, #                                                        15
                  ----------------------------------------------------------------------------
                                                                                           292
                  ----------------------------------------------------------------------------

                  BUSINESS SERVICES -- 0.1%
            10    Cendant Corp., 7.13%, 03/15/15                                            11
            50    Iron Mountain, Inc., 8.63%, 04/01/13                                      53
                  ----------------------------------------------------------------------------
                                                                                            64
                  ----------------------------------------------------------------------------

                  CHEMICALS -- 1.3%
            10    Albemarle Corp., 5.10%, 02/01/15 +                                        10
            80    Crompton Corp., 9.88%, 08/01/12                                           90
            30    Huntsman International LLC, 9.88%,
                  03/01/09                                                                  33
                  Huntsman LLC,
            55    11.63%, 10/15/10                                                          66
            25    11.50%, 07/15/12, #                                                       30
            15    ICI Wilmington, Inc., 5.63%, 12/01/13                                     15
             3    IMC Global, Inc., 10.88%, 06/01/08, Ser. B                                 4
                  Lyondell Chemical Co.,
            10    9.63%, 05/01/07, Ser. A                                                   11
           115    10.88%, 05/01/09                                                         120
             3    Millennium America, Inc., 9.25%,
                  06/15/08                                                                   3
           120    Nalco Co., 7.75%, 11/15/11                                               129
            75    PolyOne Corp., 10.63%, 05/15/10                                           86
             5    The Dow Chemical Co., 7.38%, 11/01/29                                      6
                  ----------------------------------------------------------------------------
                                                                                           603
                  ----------------------------------------------------------------------------

                  CONSTRUCTION -- 1.0%
                  Ainsworth Lumber Co. LTD (Canada),
            65    7.25%, 10/01/12, # +                                                      67
            20    6.75%, 03/15/14 +                                                         20

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  CONSTRUCTION -- CONTINUED
                  Beazer Homes USA, Inc.,
$           45    8.38%, 04/15/12 +                                             $           49
            35    6.50%, 11/15/13 +                                                         36
            80    D.R. Horton, Inc., 9.38%, 03/15/11                                        87
           100    KB Home, 8.63%, 12/15/08                                                 113
            20    Meritage Homes Corp., 6.25%,
                  03/15/15, #                                                               20
                  Pulte Homes, Inc.,
            10    5.25%, 01/15/14                                                           10
            75    6.38%, 05/15/33                                                           76
                  ----------------------------------------------------------------------------
                                                                                           478
                  ----------------------------------------------------------------------------

                  CONSUMER PRODUCTS -- 0.4%
            25    ALH Finance LLC / ALH Finance Corp.,
                  8.50%, 01/15/13, #                                                        26
           311    Drypers Corp., 10.25%, 06/15/07,
                  Ser. B (d) (f) *                                                           3
            55    Elizabeth Arden, Inc., 7.75%, 01/15/14                                    59
            70    Playtex Products, Inc., 8.00%, 03/01/11                                   76
             5    Sealy Mattress, Co., 8.25%, 06/15/14                                       5
                  ----------------------------------------------------------------------------
                                                                                           169
                  ----------------------------------------------------------------------------

                  CONSUMER SERVICES -- 1.0%
            25    Alderwoods Group, Inc., 7.75%,
                  09/15/12, # +                                                             27
           100    Corrections Corp. of America, 7.50%,
                  05/01/11                                                                 106
                  Service Corp. International,
             9    6.00%, 12/15/05                                                            9
            70    7.70%, 04/15/09                                                           75
           130    6.75%, 04/01/16                                                          133
            55    Stewart Enterprises, Inc., 6.25%,
                  02/15/13, #                                                               55
            50    United Rentals North America, Inc.,
                  6.50%, 02/15/12                                                           50
                  ----------------------------------------------------------------------------
                                                                                           455
                  ----------------------------------------------------------------------------

                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%
            80    Celestica, Inc. (Canada), 7.88%,
                  07/01/11                                                                  84
            45    Flextronics International LTD
                  (Singapore), 6.50%, 05/15/13                                              47
                  Rayovac Corp.,
$          110    8.50%, 10/01/13                                               $          120
            45    7.38%, 02/01/15, #                                                        46
            20    Sanmina-SCI Corp., 6.75%, 03/01/13, #                                     20
                  ----------------------------------------------------------------------------
                                                                                           317
                  ----------------------------------------------------------------------------

                  ENTERTAINMENT/LEISURE -- 0.5%
            25    Argosy Gaming Co., 7.00%, 01/15/14 +                                      28
                  Six Flags, Inc.,
             3    8.88%, 02/01/10                                                            3
            35    9.75%, 04/15/13                                                           33
           100    Vail Resorts, Inc., 6.75%, 02/15/14                                      102
            50    Warner Music Group, 7.38%,
                  04/15/14, #                                                               53
                  ----------------------------------------------------------------------------
                                                                                           219
                  ----------------------------------------------------------------------------

                  ENVIRONMENTAL SERVICES -- 0.4%
                  Allied Waste North America, Inc.,
            50    6.13%, 02/15/14 +                                                         47
           120    7.38%, 04/15/14, Ser. B +                                                115
                  ----------------------------------------------------------------------------
                                                                                           162
                  ----------------------------------------------------------------------------

                  FINANCIAL SERVICES -- 5.8%
                  American General Finance Corp.,
            25    3.00%, 11/15/06, Ser. H, MTN +                                            25
             5    4.50%, 11/15/07, Ser. H, MTN +                                             5
           120    Arch Western Finance LLC, 6.75%,
                  07/01/13, # +                                                            125
         1,097    Core Investment Grade Bond Trust I,
                  4.73%, 11/30/07                                                        1,107
            10    FleetBoston Financial Corp., 7.25%,
                  09/15/05                                                                  10
                  Goldman Sachs Group, Inc.,
           360    5.13%, 01/15/15                                                          360
            20    6.35%, 02/15/34                                                           21
                  HSBC Capital Funding LP (Channel Islands),
           130    4.61%, to 06/13; thereafter FRN,
                  12/31/49 #                                                               125
            30    9.55%, to 06/10; thereafter FRN,
                  12/31/49, # (i)                                                           37

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  FINANCIAL SERVICES -- CONTINUED
$          210    ING Capital Funding Trust III, 8.44%,
                  to 12/10; thereafter FRN, 12/31/49                            $          248
            95    Jostens IH Corp., 7.63%, 10/01/12, #                                      98
            25    Morgan Stanley, 5.80%, 04/01/07                                           26
            25    Nexstar Finance LLC/Nexstar Finance,
                  Inc., 12.00%, 04/01/08                                                    27
             5    Prudential Holdings LLC, 8.70%,
                  12/18/23, #                                                                6
            35    SLM Corp., 5.63%, 04/10/07,
                  Ser. A, MTN                                                               36
           224    Targeted Return Index (TRAINS), 8.21%,
                  08/01/15, Ser. HY-2004-1, #                                              241
            80    UGS Corp., 10.00%, 06/01/12, #                                            90
            65    Yell Finance BV (The Netherlands),
                  10.75%, 08/01/11                                                          74
                  ----------------------------------------------------------------------------
                                                                                         2,661
                  ----------------------------------------------------------------------------

                  FOOD/BEVERAGE PRODUCTS -- 0.4%
            10    Del Monte Corp., 6.75%, 02/15/15, #                                       10
            45    Delhaize America, Inc., 8.13%, 04/15/11                                   52
                  Dole Food Co., Inc.,
            25    7.25%, 06/15/10                                                           26
            25    8.88%, 03/15/11                                                           27
            55    Swift & Co., 10.13%, 10/01/09                                             61
                  ----------------------------------------------------------------------------
                                                                                           176
                  ----------------------------------------------------------------------------

                  HEALTH CARE/HEALTH CARE SERVICES -- 2.5%
           130    Ardent Health Services, Inc., 10.00%,
                  08/15/13 +                                                               137
            95    Extendicare Health Services, Inc.,
                  6.88%, 05/01/14                                                           97
           100    Fresenius Medical Care Capital Trust IV,
                  7.88%, 06/15/11                                                          111
           120    Genesis HealthCare Corp., 8.00%,
                  10/15/13                                                                 132
           200    HCA, Inc., 6.75%, 07/15/13                                               208
           700    Mariner Health Group, Inc., 9.50%,
                  04/01/06, Ser. B (d) (f) *                                                 0^^
           100    Medex, Inc., 8.88%, 05/15/13                                             115
            45    Select Medical Corp., 7.63%,
                  02/01/15, #                                                               47
                  Tenet Healthcare Corp.,
$           60    6.50%, 06/01/12                                               $           55
            50    7.38%, 02/01/13                                                           47
            65    9.25%, 02/01/15, #                                                        67
           100    Triad Hospitals, Inc., 7.00%, 11/15/13                                   103
            15    UnitedHealth Group, Inc., 3.30%,
                  01/30/08                                                                  15
                  ----------------------------------------------------------------------------
                                                                                         1,134
                  ----------------------------------------------------------------------------
                  HOTELS/OTHER LODGING -- 0.7%
            50    Ameristar Casinos, Inc., 10.75%,
                  02/15/09 +                                                                56
            30    Caesars Entertainment, Inc., 7.00%,
                  04/15/13                                                                  33
            40    ITT Corp., 7.38%, 11/15/15                                                46
            50    Mandalay Resort Group, 10.25%,
                  08/01/07, Ser. B                                                          56
            80    MGM Mirage, 6.75%, 09/01/12                                               85
            60    Starwood Hotels & Resorts Worldwide,
                  Inc., 7.88%, 05/01/12                                                     69
                  ----------------------------------------------------------------------------
                                                                                           345
                  ----------------------------------------------------------------------------

                  INSURANCE -- 0.2%
            10    Arch Capital Group LTD (Bermuda),
                  7.35%, 05/01/34 +                                                         11
            20    Aspen Insurance Holdings LTD
                  (Bermuda), 6.00%, 08/15/14, # +                                           21
            15    CNA Financial Corp., 5.85%, 12/15/14 +                                    15
            10    Liberty Mutual Group, 7.00%,
                  03/15/34, #                                                               11
            20    Monumental Global Funding II, 3.90%,
                  06/15/09, #                                                               19
                  Nationwide Financial Services, Inc.,
             5    6.25%, 11/15/11                                                            5
             5    5.90%, 07/01/12                                                            5
             5    Odyssey Re Holdings Corp., 7.65%,
                  11/01/13                                                                   6
                  ----------------------------------------------------------------------------
                                                                                            93
                  ----------------------------------------------------------------------------

                  MACHINERY & ENGINEERING EQUIPMENT -- 0.3%
           125    Terex Corp., 7.38%, 01/15/14                                             132

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  METALS/MINING -- 0.6%
$           45    Novelis, Inc. (Canada), 7.25%,
                  02/15/15, #                                                   $           47
           200    Peabody Energy Corp., 6.88%,
                  03/15/13, Ser. B                                                         216
                  ----------------------------------------------------------------------------
                                                                                           263
                  ----------------------------------------------------------------------------

                  MULTI-MEDIA -- 2.0%
            70    CanWest Media Inc. (Canada), 8.00%,
                  09/15/12, #                                                               75
           115    Charter Communications Operating LLC,
                  8.00%, 04/30/12, #                                                       118
            10    Clear Channel Communications, Inc.,
                  5.50%, 09/15/14                                                           10
            25    Comcast Cable Communications
                  Holdings, Inc., 8.38%, 03/15/13 +                                         30
                  Dex Media, Inc.,
             5    8.00%, 11/15/13, Ser. B                                                    5
           125    0% to 11/08; thereafter 9.00%,
                  11/15/13, SUB                                                             98
            80    DirecTV Holdings LLC, 8.38%, 03/15/13                                     90
            25    Houghton Mifflin Co., 9.88%, 02/01/13                                     26
            75    Lodgenet Entertainment Corp., 9.50%,
                  06/15/13                                                                  83
             5    News America, Inc., 6.20%, 12/15/34, #                                     5
            80    Sinclair Broadcast Group, Inc., 8.00%,
                  03/15/12                                                                  85
            65    Sun Media Corp. (Canada), 7.63%,
                  02/15/13                                                                  70
            10    Time Warner Entertainment Co., LP,
                  8.38%, 03/15/23                                                           13
           115    Time Warner, Inc., 7.63%, 04/15/31 +                                     141
            10    Viacom, Inc., 7.88%, 07/30/30                                             13
            60    Videotron Ltee (Canada),
                  6.88%, 01/15/14, #                                                        63
                  ----------------------------------------------------------------------------
                                                                                           925
                  ----------------------------------------------------------------------------

                  OFFICE/BUSINESS EQUIPMENT -- 0.2%
            90    Xerox Corp., 7.63%, 06/15/13                                              98

                  OIL & GAS -- 2.0%
             5    Alberta Energy Co. LTD (Canada)
                  (Yankee), 7.38%, 11/01/31 +                                                6
$           15    BP Capital Markets PLC
                  (United Kingdom),
                  2.75%, 12/29/06 +                                             $           15
             5    Canadian Natural Resources LTD
                  Canada) (Yankee), 7.20%, 01/15/32                                          6
           115    Chesapeake Energy Corp., 6.88%,
                  01/15/16                                                                 124
           140    Denbury Resources, Inc., 7.50%,
                  04/01/13                                                                 151
            90    Devon Financing Corp. ULC, 7.88%,
                  09/30/31                                                                 115
           165    Gazprom International SA (Luxembourg),
                  7.20%, 02/01/20, #                                                       175
            35    Hanover Compressor Co., 9.00%,
                  06/01/14                                                                  39
            10    Kerr-McGee Corp., 6.95%, 07/01/24                                         11
            85    Newfield Exploration Co., 6.63%,
                  09/01/14, #                                                               92
            20    Pioneer Natural Resources Co., 5.88%,
                  07/15/16                                                                  21
            35    Swift Energy Co., 9.38%, 05/01/12                                         39
            15    The Premcor Refining Group, Inc.,
                  7.50%, 06/15/15                                                           16
             5    Transocean, Inc. (Cayman Islands),
                  7.50%, 04/15/31                                                            6
            85    Valero Energy Corp., 7.50%, 04/15/32                                     105
                  ----------------------------------------------------------------------------
                                                                                           921
                  ----------------------------------------------------------------------------

                  PACKAGING -- 1.2%
           110    Crown European Holdings SA (France),
                  9.50%, 03/01/11                                                          124
            20    Graphic Packaging International Corp.,
                  9.50%, 08/15/13                                                           23
            25    Jefferson Smurfit Corp., 7.50%,
                  06/01/13                                                                  26
                  Owens-Brockway Glass Container, Inc.,
            50    8.75%, 11/15/12                                                           56
           125    8.25%, 05/15/13                                                          137
            65    Silgan Holdings, Inc., 6.75%, 11/15/13                                    67
           100    Smurfit - Stone Container Enterprises,
                  Inc., 9.75%, 02/01/11                                                    109
                  ----------------------------------------------------------------------------
                                                                                           542
                  ----------------------------------------------------------------------------

                  PAPER/FOREST PRODUCTS -- 0.9%
           110    Bowater, Inc., 6.50%, 06/15/13 +                                         112

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  PAPER/FOREST PRODUCTS -- CONTINUED
                  Georgia-Pacific Corp.,
$          100    8.88%, 02/01/10                                               $          117
           100    9.50%, 12/01/11                                                          124
             5    International Paper Co., 5.85%,
                  10/30/12                                                                   5
            30    Millar Western Forest Products LTD
                  (Canada), 7.75%, 11/15/13                                                 32
            10    Neenah Paper, Inc., 7.38%, 11/15/14, #                                    10
            25    Tembec Industries, Inc. (Canada),
                  8.50%, 02/01/11                                                           25
                  ----------------------------------------------------------------------------
                                                                                           425
                  ----------------------------------------------------------------------------

                  PHARMACEUTICALS -- 0.0% ^
            10    Hospira, Inc., 4.95%, 06/15/09                                            11
             5    Wyeth, 6.45%, 02/01/24                                                     5
                  ----------------------------------------------------------------------------
                                                                                            16
                  ----------------------------------------------------------------------------

                  PIPELINES -- 0.6%
           100    Dynegy Holdings, Inc., 10.13%,
                  07/15/13, #                                                              114
                  Kinder Morgan Energy Partners LP,
             5    5.13%, 11/15/14                                                            5
            10    7.40%, 03/15/31                                                           12
             5    7.75%, 03/15/32                                                            6
             5    7.30%, 08/15/33                                                            6
           100    Northwest Pipeline Corp., 8.13%,
                  03/01/10                                                                 110
            20    Williams Companies, Inc., 8.13%,
                  03/15/12                                                                  23
                  ----------------------------------------------------------------------------
                                                                                           276
                  ----------------------------------------------------------------------------

                  REAL ESTATE -- 0.0% ^
            10    Westfield Capital Corp., LTD (Australia),
                  5.13%, 11/15/14, #                                                        10

                  REAL ESTATE INVESTMENT TRUST -- 0.2%
            30    Host Marriott LP, 9.25%, 10/01/07,
                  Ser. G                                                                    33
            35    Ventas Realty LP/Ventas Capital Corp.,
                  9.00%, 05/01/12                                                           41
                  ----------------------------------------------------------------------------
                                                                                            74
                  ----------------------------------------------------------------------------

                  RETAILING -- 0.8%
$          130    Dillard's, Inc., 7.85%, 10/01/12                              $          143
            50    Ferrellgas Escrow LLC/Ferrellgas
                  Finance Escrow Corp., 6.75%,
                  05/01/14                                                                  50
                  J.C. Penney Co., Inc.,
            30    8.00%, 03/01/10                                                           34
            60    6.88%, 10/15/15, Ser. A, MTN                                              67
            20    Safeway, Inc., 4.13%, 11/01/08                                            20
            45    Saks, Inc., 7.50%, 12/01/10                                               48
                  ----------------------------------------------------------------------------
                                                                                           362
                  ----------------------------------------------------------------------------

                  SEMI-CONDUCTORS -- 0.2%
           100    Freescale Semiconductor, Inc., 7.13%,
                  07/15/14                                                                 109

                  SHIPPING/TRANSPORTATION -- 0.0% ^
                  Norfolk Southern Corp.,
             5    7.80%, 05/15/27                                                            7
             5    7.25%, 02/15/31                                                            6
             5    Union Pacific Corp., 6.65%, 01/15/11                                       5
                  ----------------------------------------------------------------------------
                                                                                            18
                  ----------------------------------------------------------------------------

                  STEEL -- 0.2%
            70    EURamax International, Inc., 8.50%,
                  08/15/11                                                                  75

                  TELECOMMUNICATIONS -- 5.4%
           175    AT&T Corp., 9.05%, 11/15/11 +                                            202
                  AT&T Wireless Services, Inc.,
            10    7.88%, 03/01/11 +                                                         12
           175    8.13%, 05/01/12 +                                                        208
            10    8.75%, 03/01/31 +                                                         14
                  Bellsouth Corp.,
           450    4.20%, 09/15/09 +                                                        444
            20    6.00%, 11/15/34 +                                                         20
            15    British Telecom PLC (United Kingdom),
                  8.88%, 12/15/30 +                                                         21
           110    Cincinnati Bell, Inc., 8.38%, 01/15/14                                   113
            45    Consolidated Communications Illinois/
                  Texas Holdings, Inc., 9.75%, 04/01/12, #                                  49

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TELECOMMUNICATIONS -- CONTINUED
                  Deutsche Telekom International
                  Finance BV (The Netherlands),
$           30    5.25%, 07/22/13                                               $           31
             5    8.75%, 06/15/30                                                            7
                  France Telecom (France),
            15    7.75%, 03/01/11                                                           18
            10    8.50%, 03/01/31                                                           14
            40    Insight Midwest LP/Insight Capital, Inc.,
                  9.75%, 10/01/09                                                           42
                  Intelsat Bermuda LTD (Bermuda),
            20    7.81%, 01/15/12, FRN, #                                                   21
            20    8.63%, 01/15/15, #                                                        21
            75    Koninklijke KPN NV (The Netherlands),
                  8.00%, 10/01/10                                                           87
            45    MCI Inc., 8.74%, 05/01/14                                                 51
                  Nextel Communications, Inc.,
            85    6.88%, 10/31/13                                                           92
           100    7.38%, 08/01/15                                                          110
            30    Nortel Networks LTD (Canada), 6.13%,
                  02/15/06                                                                  30
            95    PanAmSat Corp., 9.00%, 08/15/14                                          105
            50    Qwest Communications International,
                  6.29%, 02/15/09, FRN, #                                                   51
            95    Qwest Corp., 9.13%, 03/15/12, #                                          110
                  ROGERS Wireless Communications, Inc.
                  (Canada),
            50    9.63%, 05/01/11                                                           59
           105    6.38%, 03/01/14                                                          108
            20    Rural Cellular Corp., 8.25%, 03/15/12                                     21
                  SBC Communications, Inc.,
            10    5.10%, 09/15/14                                                           10
            20    5.63%, 06/15/16                                                           21
                  Sprint Capital Corp.,
           110    6.90%, 05/01/19                                                          122
             5    8.75%, 03/15/32                                                            7
            10    TCI Communications, Inc., 7.88%,
                  02/15/26                                                                  12
                  Telecom Italia Capital SA (Luxembourg),
            10    4.00%, 11/15/08                                                           10
            20    4.00%, 01/15/10, #                                                        19
           180    Verizon Global Funding Corp., 7.38%,
                  09/01/12                                                                 207
$           15    Verizon New England, Inc., 4.75%,
                  10/01/13, Ser. C                                              $           15
            15    Verizon New York, Inc., 6.88%,
                  04/01/12, Ser. A                                                          17
                  ----------------------------------------------------------------------------
                                                                                         2,501
                  ----------------------------------------------------------------------------

                  UTILITIES -- 1.3%
            10    Alabama Power Co., 2.80%, 12/01/06,
                  Ser. Y +                                                                  10
             5    Arizona Public Service Co., 4.65%,
                  05/15/15 +                                                                 5
            20    Calpine Corp., 9.63%, 09/30/14, #                                         21
            50    CMS Energy Corp., 7.75%, 08/01/10 +                                       55
                  Dominion Resources, Inc.,
            15    8.13%, 06/15/10, Ser. A                                                   17
            85    6.30%, 03/15/33                                                           90
            65    DPL, Inc., 6.88%, 09/01/11                                                71
             5    DTE Energy Co., 6.38%, 04/15/33                                            5
            15    FPL Group Capital, Inc., 7.63%,
                  09/15/06                                                                  16
             5    National Rural Utilities Cooperative
                  Finance Corp., 6.50%, 03/01/07,
                  Ser. C, MTN                                                                5
            15    Nisource Finance Corp., 6.15%,
                  03/01/13                                                                  16
            10    Pacificorp, 4.30%, 09/15/08                                               10
            10    Pepco Holdings, Inc., 7.45%, 08/15/32                                     12
                  Progress Energy, Inc.,
            25    6.85%, 04/15/12                                                           28
             5    7.00%, 10/30/31                                                            6
            10    PSEG Power LLC, 8.63%, 04/15/31                                           14
           110    Sierra Pacific Resources, 8.63%,
                  03/15/14                                                                 121
            15    Southern California Edison Co., 5.00%,
                  01/15/16                                                                  15
            30    TECO Energy, Inc., 7.20%, 05/01/11                                        33
            40    Texas Genco LLC/Texas Genco
                  Financing Corp., 6.88%, 12/15/14, #                                       43
            25    The AES Corp., 7.75%, 03/01/14 +                                          28
                  ----------------------------------------------------------------------------
                                                                                           621
                  ----------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                         16,862
                  (Cost $17,076)
                  ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  RESIDENTIAL MORTGAGE BACKED SECURITIES -- 21.7%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
$        2,692    Credit Suisse First Boston Mortgage
                  Securities Corp., 0.97%, 06/25/20,
                  Ser. 1997-2X, FRN, IO, # +                                    $           27
             1    DLJ Mortgage Acceptance Corp.,
                  126.50%, 07/28/27, Ser. 1997-D, FRN, #                                     1
           650    Federal National Mortgage Association,
                  5.00%, 07/01/34, Ser. 353, Class 2, IO                                   165
            34    MASTR Alternative Loans Trust, 8.00%,
                  01/25/35, Ser. 2004-13, Class 10A1                                        36
                  ----------------------------------------------------------------------------
                                                                                           229
                  ----------------------------------------------------------------------------

                  MORTGAGE BACKED PASS-THROUGH
                  SECURITIES -- 21.2%
                  Federal Home Loan Mortgage Corp.,
            20    6.00%, 05/01/17, Gold Pool E89420                                         21
           790    6.00%, 03/15/34, Gold Pool, TBA                                          811
           210    6.00%, 04/15/34, Gold Pool, TBA                                          215
           100    6.00%, 01/01/35, Gold Pool A29420                                        103
                  Federal National Morgage Association,
           469    6.00%, 03/01/33, Pool 686332                                             482
           500    5.50%, 03/25/34, TBA                                                     504
           800    6.00%, 03/25/34, TBA                                                     821
         2,200    5.00%, 04/25/34, TBA                                                   2,163
           400    5.50%, 04/25/34, TBA                                                     402
            96    5.50%, 06/01/34, Pool 780921                                              96
           400    5.50%, 11/01/34, Pool 802089                                             404
           497    5.50%, 12/01/34, Pool 781823                                             501
           517    6.00%, 01/01/35, Pool 787546                                             530
           423    6.00%, 01/01/35, Pool 808932                                             434
           295    6.00%, 01/01/35, Pool 806206                                             303
           448    6.50%, 01/01/35, Pool 787547                                             468
           230    7.00%, 01/01/35, Pool 787548                                             242
            50    6.50%, 02/01/35, Pool 787555                                              52
            15    7.00%, 02/01/35, Pool 787556                                              16
           400    5.00%, 03/25/35, TBA                                                     394
           800    Government National Mortgage
                  Association, 5.50%, 03/15/35, TBA                                        813
                  ----------------------------------------------------------------------------
                                                                                         9,775
                  ----------------------------------------------------------------------------
                  Total Residential Mortgage
                  Backed Securities                                                     10,004
                  (Cost $10,213)
                  ----------------------------------------------------------------------------

                  COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.9%
$           25    Bear Stearns Commercial Mortgage
                  Securities, Inc., 4.52%, 11/11/41,
                  Ser. 2004-PWR6, Class A4 +                                    $           25
           150    Credit Suisse First Boston Mortgage
                  Securities Corp., 6.38%, 12/16/35,
                  Ser. 2001-CK1, Class A3                                                  163
                  Greenwich Capital Commercial Funding Corp.,
            45    4.11%, 07/05/35, Ser. 2003-C1, Class A4                                   43
            40    4.80%, 08/10/42, Ser. 2005-GG3,
                  Class A4, FRN                                                             40
            40    4.86%, 08/10/42, Ser. 2005-GG3,
                  Class AJ, FRN                                                             39
            60    LB-UBS Commercial Mortgage Trust,
                  6.65%, 11/15/27, Ser. 2001-C2, Class A2                                   66
            20    Morgan Stanley Dean Witter Capital I,
                  4.92%, 03/12/35, Ser. 2003-HQ2,
                  Class A2                                                                  20
            40    Wachovia Bank Commercial Mortgage
                  Trust, 4.85%, 10/15/41, Ser. 2005, - C16,
                  Class A4, FRN                                                             40
                  ----------------------------------------------------------------------------
                  Total Commercial Mortgage
                  Backed Securities                                                        436
                  (Cost $419)
                  ----------------------------------------------------------------------------

                  ASSET BACKED SECURITIES -- 1.8%
            35    American Express Credit Account
                  Master Trust, 1.69%, 01/15/09,
                  Ser. 2003-4, Class A +                                                    34
                  AmeriCredit Automobile Receivables Trust,
            10    2.75%, 10/09/07, Ser. 2003-CF,
                  Class A3 +                                                                10
            10    2.98%, 07/06/09, Ser. 2004-DF,
                  Class A3 +                                                                10
            10    3.48%, 05/06/10, Ser. 2003-CF,
                  Class A4 +                                                                10
            15    2.84%, 08/06/10, Ser. 2003-DM,
                  Class A4 +                                                                15
                  Capital Auto Receivables Asset Trust,
            23    2.63%, 02/15/07, Ser. 2003-2,
                  Class A3B, FRN                                                            23
            25    1.96%, 01/15/09, Ser. 2003-2,
                  Class A4A                                                                 24

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~          ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ASSET BACKED SECURITIES -- CONTINUED
$           10    Capital One Auto Finance Trust, 3.18%,
                  09/15/10, Ser. 2003-B, Class A4                               $           10
            45    Capital One Multi-Asset Execution Trust,
                  3.65%, 07/15/11, Ser. 2003-A4, Class A4                                   44
            15    Citibank Credit Card Issuance Trust,
                  5.65%, 06/16/08, Ser. 2001-A6, Class A6                                   15
                  Countrywide Asset-Backed Certificates,
            20    3.61%, 04/25/30, Ser. 2003-5,
                  Class AF3 +                                                               20
            15    5.41%, 01/25/34, Ser. 2003-5,
                  Class MF1 +                                                               15
            10    Daimler Chrysler Auto Trust, 2.88%,
                  10/08/09, Ser. 2003-A, Class A4                                           10
            75    Ford Credit Auto Owner Trust, 3.54%,
                  11/15/08, Ser. 2004-A, Class A4                                           73
            75    Household Automotive Trust, 2.22%,
                  11/17/09, Ser. 2003-1, Class A4                                           73
            31    Long Beach Mortgage Loan Trust,
                  2.97%, 07/25/33, Ser. 2003-3,
                  Class A, FRN                                                              31
            10    M&I Auto Loan Trust, 2.97%, 04/20/09,
                  Ser. 2003-1, Class A4                                                     10
            20    Morgan Stanley Auto Loan Trust, 2.17%,
                  04/15/11, Ser. 2003-HB1, Class A2                                         20
            40    National City Auto Receivables Trust,
                  2.88%, 05/15/11, Ser. 2004-A, Class A4                                    39
                  Onyx Acceptance Grantor Trust,
            10    3.20%, 03/15/10, Ser. 2003-D, Class A4                                    10
            15    2.66%, 05/17/10, Ser. 2003-C, Class A4                                    15
            75    3.89%, 02/15/11, Ser. 2004-B, Class A4                                    73
            10    Option One Mortgage Loan Trust,
                  2.97%, 08/25/33, Ser. 2003-5,
                  Class A2, FRN                                                             10
            20    PSE&G Transition Funding LLC, 6.61%,
                  06/15/15, Ser. 2001-1, Class A6                                           22
                  Residential Asset Securities Corp.,
             5    2.90%, 07/25/32, Ser. 2002-KS4,
                  Class AIIB, FRN                                                            5
            16    2.94%, 07/25/33, Ser. 2003-KS5,
                  Class AIIB, FRN                                                           16
            65    SLM Student Loan Trust, 2.99%,
                  12/15/22, Ser.2003-11, Class A5, #                                        64
$           20    Triad Auto Receivables Owner Trust,
                  3.20%, 12/13/10, Ser. 2003-B, Class A4                        $           20
            40    USAA Auto Owner Trust, 2.04%,
                  02/16/10, Ser. 2003-1, Class A4                                           39
            25    Volkswagen Auto Loan Enhanced Trust,
                  2.94%, 03/22/10, Ser. 2003-2, Class A4                                    25
            15    Wachovia Asset Securitization, Inc.,
                  3.08%, 12/25/32, Ser. 2002-HE2,
                  Class A, FRN                                                              16
            15    WFS Financial Owner Trust, 3.15%,
                  05/20/11, Ser. 2003-4, Class A4                                           15
                  ----------------------------------------------------------------------------
                  Total Asset Backed Securities                                            816
                  (Cost $829)
                  ----------------------------------------------------------------------------

                  PRIVATE PLACEMENTS -- 5.4%
                  CO-OP APARTMENTS -- 5.4%
         1,301    270 5th Ave., Secured by First
                  Mortgage and Agreement on Co-op
                  Apartment Building in Brooklyn,
                  New York, 6.93%, 08/01/18, # (f) (i)                                   1,416
           516    3512 Oxford Ave., Secured By
                  First Mortgage and Agreement
                  on Co-op Apartment Building in
                  Riverdale, New York, 8.45%,
                  06/01/17, # (f) (i)                                                      591
           446    42 155th St., Secured by
                  First Mortgage and Agreement
                  on Co-op Apartment Building in
                  New York City, New York, 7.00%,
                  01/01/14, # (f) (i)                                                      478
                  ----------------------------------------------------------------------------
                  Total Private Placements                                               2,485
                  (Cost $2,263)
                  ----------------------------------------------------------------------------

SHARES
----------------------------------------------------------------------------------------------
                  WARRANTS -- 0.0% ^
                  FOREIGN GOVERNMENT SECURITIES -- 0.0% ^
             1    Republic of Venezuela (Oil Obligation)
                  (Venezuela), expires 4/15/20*                                             18
                  (Cost $0 ^^)
                  ----------------------------------------------------------------------------
                  Total Long-Term Investments                                           42,643
                  (Cost $41,763)
                  ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)             ISSUER                                                                 VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 19.7%

                  U.S. TREASURY SECURITIES -- 0.5%
                  United States Treasury Bills,
$          125    2.36%, 04/28/05 + @                                           $          124
           110    1.88%, 11/30/05 + @                                                      109
                  ----------------------------------------------------------------------------
                  Total U.S. Treasury Securities                                           233
                  (Cost $235)
                  ----------------------------------------------------------------------------

                  FOREIGN GOVERNMENT SECURITY -- 0.4%
EUR        150    French Treasury Bill (France), 0.00%,
                  04/14/05, DN +                                                           198
                  (Cost $193)

                  U.S. GOVERNMENT AGENCY SECURITIES -- 0.5%
                  Federal National Mortgage Association,
           115    2.95%, 12/09/05, DN +                                                    112
            90    3.00%, 12/12/05, DN +                                                     88
            30    2.97%, 12/19/05, DN +                                                     29
                  ----------------------------------------------------------------------------
                  U.S. Government Agency Securities                                        229
                  (Cost $229)
                  ----------------------------------------------------------------------------

                  COMMERCIAL PAPER -- 7.7%
                  ASSET BACKED SECURITIES -- 7.7%
           850    Aquinas Funding LLC, 2.37%,
                  05/09/05 +                                                               845
$          850    Atlantis One Funding Corp., 2.35%,
                  04/20/05 +                                                    $          847
           850    Fairway Finance Corp., 2.36%,
                  05/03/05 +                                                               846
         1,000    Grampian Funding LLC, 2.30%,
                  03/24/05 +                                                               999
                  ----------------------------------------------------------------------------
                  Total Commercial Paper                                                 3,537
                  (Cost $3,538)
                  ----------------------------------------------------------------------------

SHARES
----------------------------------------------------------------------------------------------
                  MONEY MARKET FUND -- 10.6%
         4,911    JPMorgan Prime Money Market
                  Fund (a) +                                                             4,911
                  (Cost $4,911)
                  ----------------------------------------------------------------------------
                  Total Short-Term Investments                                           9,108
                  (Cost $9,106)
                  ----------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 112.1%                                   $       51,751
                  (COST $50,869)
                  LIABILITIES IN EXCESS OF OTHER
                  ASSETS -- (12.1)%                                                     (5,593)
                  ----------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                          $       46,158
                  ----------------------------------------------------------------------------

                  Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY COUNTRY, FEBRUARY 28, 2005

COUNTRY                                                             % OF INVESTMENT SECURITIES
----------------------------------------------------------------------------------------------
United States                                                                  76.4%
Germany                                                                         2.7
Canada                                                                          2.3
Venezuela                                                                       1.8
Russia                                                                          1.8
Brazil                                                                          1.6
Peru                                                                            1.6
Colombia                                                                        1.3
Ukraine                                                                         1.3
France                                                                          1.2
Mexico                                                                          1.1
Panama                                                                          1.0
Italy                                                                           0.8
The Netherlands                                                                 0.6
El Salvador                                                                     0.6
South Africa                                                                    0.6
Turkey                                                                          0.6
United Kingdom                                                                  0.6
Malaysia                                                                        0.5
Other (below 0.5%)                                                              1.6
----------------------------------------------------------------------------------------------
TOTAL                                                                         100.0%
----------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL               UNREALIZED
NUMBER OF                                                                           VALUE AT             APPRECIATION
CONTRACTS       DESCRIPTION                             EXPIRATION DATE        2/28/05 (USD)      (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING
4               Euro-BOBL                                   March, 2005          $       597                   $    (2)
3               Euro-Schatz                                 March, 2005                  421                        (1)
14              Treasury Bonds                               June, 2005                1,573                       (15)
12              2 Year Treasury Notes                        June, 2005                2,489                        (6)
9               5 Year Treasury Notes                        June, 2005                  968                        (6)
1               10 Year Treasury Notes                       June, 2005                  110                         -^^

                SHORT FUTURES OUTSTANDING
(7)             Euro-BUND                                   March, 2005               (1,098)                        -^^
(8)             Treasury Bonds                               June, 2005                 (899)                        9
(4)             5 Year Treasury Notes                        June, 2005                 (430)                        3
(22)            10 Year Treasury Notes                       June, 2005               (2,417)                       15

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                   NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT           VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)      2/28/05 (USD)   (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------
    273                   CAD                3/29/05            $   218             $  221                  $   3
    270                   EUR                3/29/05                349                357                      8
      4                   EUR for
      3                   GBP                3/29/05                  5                  5                      -^^
-----------------------------------------------------------------------------------------------------------------
                                                                    572                583                     11
-----------------------------------------------------------------------------------------------------------------

                                                                                                   NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT           VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)      2/28/05 (USD)   (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------
    369                   CAD                3/29/05            $   297            $   299                  $  (2)
  1,938                   EUR                3/29/05              2,526              2,567                    (41)
    125                   GBP                3/29/05                233                240                     (7)
-----------------------------------------------------------------------------------------------------------------
                                                                  3,056              3,106                    (50)
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS                                 AS OF FEBRUARY 28, 2005
(Amounts in thousands)

SHARES           ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.1%

                 PREFERRED STOCK -- 1.0%

                 FINANCIAL SERVICES -- 1.0%
             7   Pinto Totta International Finance,
                 7.77%, to 08/07; thereafter AR, # +                            $        7,095
                 (Cost $7,577)

PRINCIPAL
AMOUNT ~
----------------------------------------------------------------------------------------------
                 U.S. TREASURY SECURITY -- 0.7%
$        4,784   U.S. Treasury Bond, 1.62%,
                 01/15/15,                                                               4,754
                 (Cost $4,718)

                 FOREIGN GOVERNMENT SECURITIES -- 6.3%
EUR      4,050   Federal Republic of Germany
                 (Germany), 4.75%, 07/04/34,
                 Ser. 03                                                                 5,889
EUR      3,950   Government of France (France),
                 5.75%, 10/25/32                                                         6,580
         4,250   Republic of Chile (Chile), 3.11%,
                 01/28/08, FRN +                                                         4,280
         3,757   Republic of Colombia (Colombia),
                 9.75%, 04/09/11 +                                                       4,264
         2,250   Republic of Ukraine (Ukraine),
                 7.65%, 06/11/13, Regulation S                                           2,475
                 Russian Federation (Russia),
        14,250   8.75%, 07/24/05, # +                                                   14,536
         5,500   8.75%, 07/24/05, Regulation S                                           5,610
         1,800   United Mexican States (Mexico),
                 3.33%, 01/13/09, FRN                                                    1,824
                 -----------------------------------------------------------------------------
                 Total Foreign Government Securities                                    45,458
                 (Cost $44,908)
                 -----------------------------------------------------------------------------

                 STATE AND MUNICIPAL OBLIGATIONS -- 0.7%
                 ILLINOIS -- 0.3%
         2,350   Illinois State, Taxable Pension, GO,
                 2.50%, 06/01/08 +                                                       2,230

                 TEXAS -- 0.4%
         3,150   Texas Public Finance Authority,
                 Unemployment Compensation,
                 Ser. B, Rev., 2.63%, 06/15/06                                           3,104
                 -----------------------------------------------------------------------------
                 Total State and Municipal Obligations                                   5,334
                 (Cost $5,494)
                 -----------------------------------------------------------------------------

                 CORPORATE NOTES & BONDS -- 44.9%
                 ADVERTISING -- 0.5%
$        3,500   R.H. Donnelley, Inc., 8.88%,
                 12/15/10 +                                                     $        3,868

                 AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
         3,170   National Agricultural Cooperative
                 Federation (South Korea), 5.75%,
                 06/18/14, FRN                                                           3,293

                 AUTOMOTIVE -- 2.8%
         8,950   DaimlerChrysler N.A. Holding Corp.,
                 3.47%, 05/24/06, MTN, FRN +                                             8,997
                 Ford Motor Credit Co.,
         4,500   4.95%, 01/15/08 +                                                       4,454
           650   5.80%, 01/12/09 +                                                         649
                 General Motors Acceptance Corp.,
           900   6.75%, 01/15/06 +                                                         918
         5,150   6.13%, 08/28/07 +                                                       5,244
                 -----------------------------------------------------------------------------
                                                                                        20,262
                 -----------------------------------------------------------------------------

                 BANKING -- 10.6%
         1,764   Abbey National PLC (United
                 Kingdom) (Yankee), 7.35%, to
                 10/06; thereafter FRN, 12/31/49 +                                       1,845
         2,050   Bacob Bank SC (Belgium), 7.25%,
                 to 09/07; thereafter FRN,
                 12/31/49, # +                                                           2,186
         2,800   BBVA Bancomer Capital Trust I
                 (Mexico), 10.50%, 02/16/11, # +                                         2,972
           420   BCI US Funding Trust, 8.01%,
                 to 07/08; thereafter FRN,
                 12/31/49, # +                                                             463
         1,200   Chohung Bank (South Korea),
                 4.63%, 11/03/14, FRN, # +                                               1,162
                 Citibank Korea, Inc. (South Korea),
         2,800   6.95%, 12/06/11                                                         2,944
         3,350   4.68%, 06/18/13, Ser. E, FRN, MTN                                       3,363
         1,300   Deutsche Bank Capital Funding
                 Trust I, 7.87%, to 06/09; thereafter
                 FRN, 12/31/49, # +                                                      1,460

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 BANKING -- CONTINUED
$        3,500   ForeningsSparbanken AB
                 (Sweden), 7.50%, to 11/06;
                 thereafter FRN,12/31/49, #                                     $        3,687
         4,050   Industrial Bank of Korea
                 (South Korea), 4.00%, to 05/09;
                 thereafter FRN, 05/19/14, # +                                           3,921
         2,000   KBC Bank Fund Trust III, 9.86%, to
                 11/09; thereafter FRN, 11/29/49, # +                                    2,406
         5,000   Korea First Bank (South Korea),
                 6.25%, to 10/08; thereafter FRN,
                 10/02/13, Regulation S                                                  5,221
         2,300   National Westminster Bank PLC
                 (United Kingdom) (Yankee), 7.75%,
                 to 10/07; thereafter FRN, 12/31/49 +                                    2,476
         1,700   Nordea Bank Finland PLC/New York,
                 7.50%, to 01/07; thereafter
                 12/31/49, FRN, # +                                                      1,788
                 Popular North America, Inc.,
         1,150   6.13%, 10/15/06, Ser. E, MTN +                                          1,185
         1,950   4.25%, 04/01/08 +                                                       1,945
         7,195   Royal Bank of Scotland Group PLC
                 (United Kingdom), 7.82%,
                 12/31/49, Ser. 3 +                                                      7,403
         5,150   Skandinaviska Enskilda Banken AB
                 (Sweden), 8.13%, to 09/06;
                 thereafter FRN, 09/06/49, #                                             5,451
         6,750   Spintab AB (Sweden), 7.50%, to
                 08/06; thereafter FRN, 12/31/49, #                                      7,081
         2,950   Svenska Handelsbanken (Sweden),
                 7.13%, to 03/07; thereafter FRN,
                 12/31/49, #                                                             3,115
         2,000   Unicredito Italiano Capital Trust II,
                 9.20%, to 10/10; thereafter FRN,
                 12/31/49, #                                                             2,403
         2,500   Washington Mutual, Inc., 7.50%,
                 08/15/06                                                                2,623
                 Woori Bank (South Korea),
         2,150   4.50%, 12/08/09, #                                                      2,126
         1,430   5.75%, to 03/09; thereafter FRN,
                 03/13/14, #                                                             1,482
         4,650   Zions Bancorporation, 2.70%,
                 05/01/06                                                                4,587
                 -----------------------------------------------------------------------------
                                                                                        75,295
                 -----------------------------------------------------------------------------

                 BROADCASTING/CABLE -- 0.4%
$        2,650   Echostar DBS Corp., 9.13%,
                 01/15/09 +                                                     $        2,872

                 BUSINESS SERVICES -- 0.5%
         3,500   Cendant Corp., 6.88%, 08/15/06 +                                        3,641

                 CHEMICALS -- 0.5%
         3,500   Huntsman International LLC,
                 9.88%, 03/01/09 +                                                       3,859

                 CONSUMER PRODUCTS -- 0.8%
         2,300   Deluxe Corp., 3.50%, 10/01/07,
                 Ser. B +                                                                2,251
         3,900   Diageo Finance BV
                 (The Netherlands),
                 3.00%, 12/15/06 +                                                       3,833
                 -----------------------------------------------------------------------------
                                                                                         6,084
                 -----------------------------------------------------------------------------

                 DIVERSIFIED -- 0.4%
         3,000   Tyco International Group SA
                 (Luxembourg) (Yankee), 6.38%,
                 02/15/06, #                                                             3,066

                 FINANCIAL SERVICES -- 10.7%
         4,600   BNP U.S. Funding LLC, 7.74%, to
                 12/07; thereafter FRN,
                 12/31/49, # +                                                           4,997
         1,800   Capital One Bank, 4.25%,
                 12/01/08 +                                                              1,784
                 Capital One Financial Corp.,
         6,650   8.75%, 02/01/07 +                                                       7,202
         1,300   4.74%, 05/17/07 +                                                       1,313
         6,150   Countrywide Home Loans, Inc.,
                 2.88%, 02/15/07, Ser. L, MTN +                                          6,008
                 Counts Trusts,
         3,450   3.57%, 08/15/07, Ser. 2002-10,
                 FRN, #, + (i)                                                           3,473
         3,450   3.62%, 08/15/07, Ser. 2002-11,
                 FRN, #, + (i)                                                           3,476
         4,000   Credit Suisse First Boston USA,
                 Inc., 4.63%, 01/15/08 +                                                 4,048

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 FINANCIAL SERVICES -- CONTINUED
$        2,000   HSBC Capital Funding LP
                 (Channel Islands), 9.55%, to 06/10;
                 thereafter FRN, 12/31/49, # +                                  $        2,450
                 International Lease Finance Corp.,
         1,400   3.13%, 05/03/07, Ser. P, MTN +                                          1,372
         2,100   4.35%, 09/15/08 +                                                       2,091
         1,650   Mantis Reef LTD (Australia), 4.69%,
                 11/14/08, # +                                                           1,640
         1,650   MBNA America Bank N.A., 4.63%,
                 08/03/09 +                                                              1,655
           700   Mizuho JGB Investment LLC, 9.87%,
                 to 06/08; thereafter FRN,
                 12/31/49, # +                                                             807
         2,000   Mizuho Preferred Capital Co., LLC,
                 8.79%, to 06/08; thereafter FRN,
                 12/31/49, # +                                                           2,239
         5,905   Natexis AMBS Co., LLC, 8.44%, to
                 06/08; thereafter FRN,
                 12/31/49, # +                                                           6,629
        11,000   Sigma Finance, Inc., 2.36%,
                 09/15/06, MTN, FRN + (i)                                               10,994
         4,400   Special Purpose Accounts
                 Receivable Cooperative Corp.,
                 3.06%, 11/21/07, Ser. 2004-4,
                 FRN, # (i)                                                              4,399
         1,700   Tokai Preferred Capital Co., LLC,
                 9.98%, to 06/08; thereafter FRN,
                 12/31/49, #                                                             1,959
         3,100   Twin Reefs Pass-Through Trust,
                 3.59%, to 12/09; thereafter FRN,
                 12/31/49, #                                                             3,110
         4,150   Two-Rock Pass Through (Bermuda),
                 3.71%, to 02/10; thereafter FRN,
                 12/31/49, #                                                             4,176
                 -----------------------------------------------------------------------------
                                                                                        75,822
                 -----------------------------------------------------------------------------

                 FOOD/BEVERAGE PRODUCTS -- 0.3%
         2,100   Kraft Foods, Inc., 5.25%, 06/01/07 +                                    2,152

                 HOTELS/OTHER LODGING -- 0.8%
         2,650   Caesars Entertainment, Inc., 7.88%,
                 12/15/05 +                                                              2,730
$        2,650   Starwood Hotels & Resorts
                 Worldwide, Inc., 7.38%,
                 05/01/07                                                       $        2,815
                 -----------------------------------------------------------------------------
                                                                                         5,545
                 -----------------------------------------------------------------------------

                 INSURANCE -- 1.3%
         5,350   ASIF Global Financing, 2.73%,
                 03/14/08, FRN, # +                                                      5,350
         3,650   Oil Insurance LTD (Bermuda),
                 2.74%, 04/07/06, FRN, # + (i)                                           3,650
                 -----------------------------------------------------------------------------
                                                                                         9,000
                 -----------------------------------------------------------------------------

                 MULTI-MEDIA -- 0.9%
         1,700   Clear Channel Communications,
                 Inc., 4.63%, 01/15/08 +                                                 1,704
           850   Dex Media East LLC/Dex Media
                 East Finance Co., 12.13%,
                 11/15/12 +                                                              1,029
         3,600   Time Warner, Inc., 6.15%,
                 05/01/07 +                                                              3,751
                 -----------------------------------------------------------------------------
                                                                                         6,484
                 -----------------------------------------------------------------------------

                 OIL & GAS -- 1.2%
         1,800   PEMEX Project Funding Master
                 Trust, 3.79%, 06/15/10,
                 FRN, # +                                                                1,863
         4,000   Salomon Brothers AG for OAO
                 Gazprom (Germany), 9.13%,
                 04/25/07                                                                4,345
         2,480   Texas Municipal Gas Corp.,
                 2.60%, 07/01/07, #                                                      2,456
                 -----------------------------------------------------------------------------
                                                                                         8,664
                 -----------------------------------------------------------------------------

                 PACKAGING -- 0.5%
         3,500   Smurfit - Stone Container
                 Enterprises, Inc., 9.75%,
                 02/01/11                                                                3,811

                 PAPER/FOREST PRODUCTS -- 0.3%
         2,000   Georgia-Pacific Corp., 7.38%,
                 07/15/08 +                                                              2,170

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 PHARMACEUTICALS -- 0.1%
$          950   Hospira, Inc., 4.95%, 06/15/09 +                               $          958

                 PIPELINES -- 0.5%
                 Duke Capital LLC,
         2,250   4.30%, 05/18/06 +                                                       2,262
         1,400   4.33%, 11/16/06 +                                                       1,407
                 -----------------------------------------------------------------------------
                                                                                         3,669
                 -----------------------------------------------------------------------------

                 REAL ESTATE -- 1.2%
         7,960   Socgen Real Estate Co., LLC,
                 7.64%, to 09/07; thereafter FRN,
                 12/31/49, SUB, #                                                        8,582

                 REAL ESTATE INVESTMENT TRUST -- 0.8%
         3,500   Host Marriott LP, 9.25%, 10/01/07,
                 Ser. G +                                                                3,854
         2,000   iStar Financial, Inc., 4.88%,
                 01/15/09, Ser. B +                                                      2,006
                 -----------------------------------------------------------------------------
                                                                                         5,860
                 -----------------------------------------------------------------------------

                 RETAILING -- 0.1%
           800   The May Department Stores Co.,
                 3.95%, 07/15/07 +                                                         792

                 TELECOMMUNICATIONS -- 5.7%
         3,300   Alltel Corp., 4.66%, 05/17/07 +                                         3,334
         3,700   British Telecom PLC
                 (United Kingdom), 7.79%,
                 12/15/05 +                                                              3,819
         3,165   Crown Castle International Corp.,
                 10.75%, 08/01/11 +                                                      3,410
         3,050   France Telecom (France), 7.95%,
                 03/01/06 +                                                              3,155
         3,450   Motorola, Inc., 4.61%, 11/16/07 +                                       3,474
         7,150   SBC Communications, Inc., 4.21%,
                 06/05/05, # +                                                           7,171
                 Sprint Capital Corp.,
         2,000   4.78%, 08/17/06, SUB                                                    2,021
         3,230   6.00%, 01/15/07                                                         3,338
                 Telecom Italia Capital SA (Luxembourg),
         1,500   4.00%, 11/15/08                                                         1,474
         1,450   4.00%, 01/15/10, #                                                      1,406
$        8,300   Verizon Wireless Capital LLC,
                 5.38%, 12/15/06                                                $        8,504
                 -----------------------------------------------------------------------------
                                                                                        41,106
                 -----------------------------------------------------------------------------

                 UTILITIES -- 3.5%
         4,850   Alabama Power Co., 2.80%,
                 12/01/06, Ser. Y +                                                      4,759
         1,600   CC Funding Trust I, 6.90%,
                 02/16/07 +                                                              1,682
         1,450   Dominion Resources, Inc., 3.66%,
                 11/15/06, Ser. A, SUB +                                                 1,442
         2,700   FPL Group Capital, Inc., 1.88%,
                 03/30/05 +                                                              2,698
         3,100   National Rural Utilities Cooperative
                 Finance Corp., 6.00%, 05/15/06 +                                        3,182
         3,800   Niagara Mohawk Power Corp.,
                 7.75%, 05/15/06 +                                                       3,977
           525   Pacific Gas & Electric Co., 3.60 %,
                 03/01/09 +                                                                510
         1,500   Pacificorp, 5.65%, 11/01/06 +                                           1,540
         3,700   Progress Energy, Inc., 6.75%,
                 03/01/06 +                                                              3,805
         1,450   Sempra Energy, 4.62%, 05/17/07 +                                        1,463
                 -----------------------------------------------------------------------------
                                                                                        25,058
                 -----------------------------------------------------------------------------
                 Total Corporate Notes & Bonds                                         321,913
                 (Cost $325,374)
                 -----------------------------------------------------------------------------

                 RESIDENTIAL MORTGAGE BACKED
                 SECURITIES -- 12.8%
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.8%
         2,499   ABN Amro Mortgage Corp, 4.00%,
                 01/25/33, Ser. 2002-10, Class 1A1 +                                     2,498
         3,353   Bank of America Alternative Loan
                 Trust, 5.50%, 09/25/33,
                 Ser. 2003-7, Class 1A1 +                                                3,399
         3,131   Countrywide Home Loan Mortgage
                 Pass Through Trust, 6.50%,
                 01/25/32, Ser. 2001-28,
                 Class 2A4 +                                                             3,124

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 COLLATERALIZED MORTGAGE
                 OBLIGATIONS -- CONTINUED
                 Federal Home Loan Mortgage Corp.,
$        3,746   6.00%, 08/15/08, Ser. 1565,
                 Class P +                                                      $        3,842
        12,029   4.50%, 05/15/11, Ser. 2780,
                 Class IE, IO +                                                            560
        10,286   5.00%, 10/15/21, Ser. 2750,
                 Class IQ, IO +                                                            981
         6,500   5.00%, 09/15/24, Ser. 2929,
                 Class PB +                                                              6,585
         8,217   5.00%, 04/15/28, Ser. 2939,
                 Class HP +                                                              8,335
        21,704   4.51%, 10/15/30, Ser. 2814,
                 Class S, IO, FRN +                                                      1,487
         8,389   5.00%, 12/01/34, Ser. 227,
                 Class IO, IO +                                                          2,168
                 Federal National Mortgage Association,
        16,887   4.45%, 10/25/31, Ser. 2004-61,
                 Class TS, IO, FRN +                                                     1,129
           140   5.00%, 08/25/33, Ser. 2004-29,
                 Class ZB +                                                                140
        22,741   5.00%, 01/01/34, Ser. 347,
                 Class 2, IO +                                                           5,536
        30,055   5.00%, 07/01/34, Ser. 353,
                 Class 2, IO                                                             7,627
                 Government National Mortgage Association,
        52,076   4.60%, 02/20/24, Ser. 2003-85,
                 Class CS, FRN, IO +                                                     3,536
        14,108   5.50%, 10/20/27, Ser. 2004-44,
                 Class PK, IO +                                                          1,504
         2,037   MASTR Adjustable Rate Mortgages
                 Trust, 2.41%, 12/25/33,
                 Ser. 2003-6, Class 1A1, FRN +                                           2,028
           475   Residential Asset Securitization
                 Trust, 6.00%, 01/25/33,
                 Ser. 2002-A15, Class A1 +                                                 475
         9,142   Structured Adjustable Rate
                 Mortgage Loan Trust, 5.02%,
                 06/25/34, Ser. 2004-6,
                 Class 5A1, FRN                                                          9,193
        12,794   Washington Mutual, Inc., 5.50%,
                 07/25/34, Ser. 2004-S3, Class 2A1                                      12,900
                 Wells Fargo Mortgage Backed
                 Securities Trust,
$        4,462   4.64%, 12/25/33, Ser. 2003-N,
                 Class 1A4, FRN                                                 $        4,507
        10,100   3.54%, 09/25/34, Ser. 2004-S,
                 Class A3, FRN                                                          10,029
                 -----------------------------------------------------------------------------
                 Total Residential Mortgage Backed
                 Securities (Cost $92,028)                                              91,583
                 -----------------------------------------------------------------------------

                 COMMERCIAL MORTGAGE BACKED
                 SECURITIES -- 10.3%
         1,250   Banc of America Commercial
                 Mortgage, Inc., 4.18%, 11/10/41,
                 Ser. 2004-5, Class A2 +                                                 1,248
        10,251   CalSTRS Trust, 3.99%, 11/20/12,
                 Ser. 2002-C6, Class A2, # +                                            10,233
         1,993   Calwest Industrial Trust, 2.86%,
                 06/15/15, Ser. 2003-CALA,
                 Class A, FRN, # +                                                       1,998
         2,594   CR, 6.70%, 08/10/14,
                 Ser. 2000-ZC2, Class A4A, # + (i)                                       2,757
         3,700   Credit Suisse First Boston
                 Mortgage Securities Corp., 4.30%,
                 07/15/36, Ser. 2004-C3, Class A3 +                                      3,669
         3,683   First Union Commercial Mortgage
                 Securities, Inc., 7.38%, 04/18/29,
                 Ser. 1997-C1, Class A3 +                                                3,878
         4,100   Greenwich Capital Commercial
                 Funding Corp., 4.31%, 08/10/42,
                 Ser. 2005-GG3, Class A2, FRN +                                          4,066
         5,550   GS Mortgage Securities Corp. II,
                 4.60%, 08/10/38, Ser. 2004-GG2,
                 Class A3 +                                                              5,587
                 LB-UBS Commercial Mortgage Trust,
         2,950   3.32%, 03/15/27, Ser. 2003-C1,
                 Class A2 +                                                              2,874
         7,300   3.48%, 07/15/27, Ser. 2003-C5,
                 Class A2 +                                                              7,110
         8,300   3.99%, 10/15/29, Ser. 2004-C7,
                 Class A2 +                                                              8,143
         3,000   Mall of America Capital Co., LLC,
                 2.89%, 03/12/10, Ser. 2000-1,
                 Class A, FRN, +                                                         3,000

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 COMMERCIAL MORTGAGE BACKED
                 SECURITIES -- CONTINUED
                 Morgan Stanley Capital I,
$        2,573   6.22%, 06/03/30, Ser. 1998-XL1,
                 Class A1 +                                                     $        2,574
         7,400   6.48%, 11/15/30, Ser. 1998-HF2,
                 Class A2 +                                                              7,859
           367   Mortgage Capital Funding, Inc.,
                 6.00%, 11/18/31, Ser. 1998-MC3,
                 Class A1 +                                                                369
         8,200   Wachovia Bank Commercial
                 Mortgage Trust, 4.38%, 10/15/41,
                 Ser. 2005-C16, Class A2                                                 8,165
                 -----------------------------------------------------------------------------
                 Total Commercial Mortgage Backed
                 Securities (Cost $74,910)                                              73,530
                 -----------------------------------------------------------------------------

                 ASSET BACKED SECURITIES -- 13.0%
         3,190   American Express Credit Account
                 Master Trust, 3.09%, 02/15/12,
                 Ser. 2004-C, Class C, FRN, # +                                          3,200
                 AmeriCredit Automobile Receivables
                 Trust,
         9,200   2.84%, 08/06/10, Ser. 2003-DM,
                 Class A4 +                                                              9,047
         2,800   2.67%, 03/07/11, Ser. 2004-BM,
                 Class A4 +                                                              2,710
           550   Capital One Auto Finance Trust,
                 3.18%, 09/15/10, Ser. 2003-B,
                 Class A4 +                                                                540
         3,700   Capital One Master Trust, 3.39%,
                 08/15/08, Ser. 2000-4, Class C,
                 FRN, # +                                                                3,712
         4,400   Capital One Multi-Asset Execution
                 Trust, 3.70%, 05/17/10,
                 Ser. 2004-B5, Class B5 +                                                4,360
         3,650   Carmax Auto Owner Trust, 3.07%,
                 10/15/10, Ser. 2003-2, Class A4 +                                       3,588
                 CARSS Finance LP (Cayman Islands),
           484   2.87%, 01/15/11, Ser. 2004-A,
                 Class B1, FRN, # +                                                        484
         1,129   3.54%, 01/15/11, Ser. 2004-A,
                 Class B2, FRN, # +                                                      1,134
                 Citibank Credit Card Issuance Trust,
$        5,050   3.51%, 03/20/08, Ser. 2003-C2,
                 Class C2, FRN +                                                $        5,087
         4,375   6.65%, 05/15/08, Ser. 2001-C3,
                 Class C3 +                                                              4,520
         4,000   2.88%, 06/25/09, Ser. 2002-B1,
                 Class B1, FRN +                                                         4,016
           407   Comed Transitional Funding Trust,
                 5.44%, 03/25/07, Ser. 1998-1,
                 Class A5 +                                                                408
         5,400   Countrywide Asset-Backed
                 Certificates, 3.61%, 04/25/30,
                 Ser. 2003-5, Class AF3 +                                                5,381
         1,120   EQCC Trust, 2.95%, 11/25/31,
                 Ser. 2002-1, Class 2A, FRN +                                            1,122
                 Household Automotive Trust,
        12,000   3.44%, 05/18/09, Ser. 2002-3,
                 Class A4A +                                                            11,996
         1,700   3.02%, 12/17/10, Ser. 2003-2,
                 Class A4 +                                                              1,668
         4,000   Long Beach Mortgage Loan Trust,
                 3.22%, 07/25/34, Ser. 2004-3,
                 Class M1, FRN +                                                         4,015
         2,200   MBNA Credit Card Master Note
                 Trust, 2.99%, 01/15/08,
                 Ser. 2002-B3, Class B3, FRN +                                           2,202
         1,428   Peco Energy Transition Trust,
                 5.80%, 03/01/07, Ser. 1999-A,
                 Class A4 +                                                              1,429
           291   Providian Home Equity Loan Trust,
                 2.94%, 06/25/25, Ser. 1999-1,
                 Class A, FRN +                                                            292
         4,100   SLM Student Loan Trust, 2.99%,
                 12/15/22, Ser. 2003-11, Class A5, # +                                   4,033
         2,663   Wachovia Asset Securitization, Inc.,
                 3.08%, 12/25/32, Ser. 2002-HE2,
                 Class A, FRN                                                            2,676
                 WFS Financial Owner Trust,
         6,100   4.50%, 02/20/10, Ser. 2002-2,
                 Class A4, SUB                                                           6,150
         6,400   3.25%, 05/20/11, Ser. 2003-3,
                 Class A4                                                                6,322

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT ~         ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 ASSET BACKED SECURITIES -- CONTINUED
$        3,500   World Omni Auto Receivables
                 Trust, 2.87%, 11/15/10, Ser. 2003-B,
                 Class A4                                                       $        3,413
                 -----------------------------------------------------------------------------
                 Total Asset Backed Securities                                          93,505
                 (Cost $94,094)
                 -----------------------------------------------------------------------------

                 PARTICIPATORY NOTE -- 0.4%
                 DIVERSIFIED -- 0.4%
         3,150   Tyco International Group SA
                 Participation Certificate Trust, 4.44%,
                 06/15/07, #                                                             3,163
                 (Cost $3,150)

                 CERTIFICATES OF DEPOSIT -- 2.0%
        11,450   Deutsche Bank AG/New York
                 (Yankee), 3.02%, 05/15/07,
                 Floating Rate +                                                        11,444
         2,900   Sovereign Bank, 4.00%, 02/01/08                                         2,890
                 -----------------------------------------------------------------------------
                 Total Certificates of Deposit                                          14,334
                 (Cost $14,348)
                 -----------------------------------------------------------------------------
                 Total Long-Term Investments                                           660,669
                 (Cost $666,601)
                 -----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.8%

                 U.S. TREASURY SECURITY -- 0.3%
         1,985   United States Treasury Bill, 2.33%,
                 04/14/05, @ +                                                           1,979
                 (Cost $1,979)

                 MUNICIPAL SECURITY -- 0.7%
                 SOUTH CAROLINA -- 0.7%
$        4,700   South Carolina Student Loan Corp.,
                 Education Loans, Ser. A-1, Rev.,
                 FRDO, 2.52%, 03/29/05                                          $        4,700
                 (Cost $4,700)

                 COMMERCIAL PAPER -- 0.5%
                 CONSUMER PRODUCTS -- 0.5%
         3,700   Altria Group, Inc., 3.00%,
                 05/02/05 +                                                              3,681
                 (Cost $3,681)

SHARES
----------------------------------------------------------------------------------------------
                 MONEY MARKET FUND -- 8.3%
        59,374   JPMorgan Prime Money Market
                 Fund (a) +                                                             59,374
                 (Cost $59,374)
                 Total Short-Term Investments                                           69,734
                 (Cost $69,734)
                 -----------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 101.9%                                    $      730,403
                 (COST $736,335)
                 LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (1.9)%                                                      (13,526)
                 -----------------------------------------------------------------------------
                 NET ASSETS -- 100.0%                                           $      716,877
                 -----------------------------------------------------------------------------

                 Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL               UNREALIZED
NUMBER OF                                                                           VALUE AT             APPRECIATION
CONTRACTS       DESCRIPTION                             EXPIRATION DATE        2/28/05 (USD)      (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING
209             30 Day Federal Funds                        April, 2005          $    84,674                    $  (14)
426             2 Year Treasury Notes                        June, 2005               88,348                       (87)
669             10 Year Treasury Notes                       June, 2005               73,506                      (492)
361             Eurodollar                               December, 2005               86,617                      (783)

                SHORT FUTURES OUTSTANDING
(179)           Euro-BUND                                   March, 2005              (28,071)                       65
(1)             30 Day Federal Funds                        March, 2005                 (406)                        -^^
(403)           5 Year Treasury Notes                        June, 2005              (43,354)                      258
(80)            10 Year Treasury Notes                       June, 2005               (8,790)                       54
(552)           Eurodollar                               December, 2006             (131,935)                      772

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                   NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT           VALUE AT           APPRECIATION
        CONTRACTS TO SELL                       DATE        VALUE (USD)      2/28/05 (USD)   (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------
  9,725                   EUR                5/26/05           $ 12,870           $ 12,900              $  (30)

SWAP CONTRACTS

                                                                                       UNDERLYING       UNREALIZED
                                                                                         NOTIONAL     APPRECIATION
DESCRIPTIONS                                                         EXPIRATION DATE        VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Swap - price lock with Credit Suisse First Boston International on
U.S. Treasury Note, 2.50%, 09/30/06, price less 98.90,
the Fund receives positive, pays negative.                                  03/03/05    $ 157,800        $    (679)

Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Inflation Index, 1.63%, 01/15/15, price less 99.74,
the Fund receives positive, pays negative.                                  03/31/05        4,700              (25)

Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 4.00%, 02/15/15, price less 97.56,
the Fund receives negative, pays positive.                                  03/31/05        5,300               30

Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Inflation Index, 3.38%, 01/15/07, price less 104.82,
the Fund receives negative, pays positive.                                  03/31/05       18,100                2

Swap - price lock with Lehman Brothers Special Financing
U.S. Treasury Note, 3.13%, 01/31/07, price less 99.21,
the Fund receives positive, pays negative.                                  03/31/05       22,800              (21)

Swap - price lock with Credit Suisse First Boston International on
U.S. Treasury Note, 3.13%, 01/31/07, price less 99.08,
the Fund receives positive, pays negative.                                  03/31/05       37,400                -

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SHORT TERM BOND FUND

                                                                                       UNDERLYING       UNREALIZED
                                                                                         NOTIONAL     APPRECIATION
DESCRIPTIONS                                                         EXPIRATION DATE        VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Swap - price lock with Credit Suisse First Boston International on
U.S. Treasury Note 2.63%, 03/15/09, price less 95.21,
the Fund receives negative, pays positive.                                  03/31/05   $   38,600        $       -
Swap - price lock with Citibank, N.A., on 30 Year FNMA, 4.50%,
TBA, price less 97.62, the Fund receives negative, pays positive.           04/13/05       38,000              540
Swap - price lock with Citibank, N.A., on 30 Year FNMA, 5.50%,
TBA, price less 101.63, the Fund receives positive, pays negative.          04/13/05       60,000             (488)
Swap - price lock with Morgan Stanley Capital Services on 30 Year
FNMA, 6.00%, 04/15/05, price less 102.89, the Fund receives
positive, pays negative.                                                    04/11/05      150,000             (732)
Swap - price lock with Morgan Stanley Capital Services on 30 Year
FNMA, 5.50%, 04/15/05, price less 101.27, the Fund receives
negative, pays positive.                                                    04/11/05       75,000              492
Swap - price lock with Morgan Stanley Capital Services on 30 Year
FNMA, 6.50%, 04/15/05, price less 104.38, the Fund receives
negative, pays positive.                                                    04/11/05       75,000              293
Swap - spread lock with Citibank N.A., on 3 Year Swap Spread,
price less 43.05, the Fund receives positive, pays negative.                05/02/05      109,000               58
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 1.5 (6 per annum) BPS times notional amount of General Electric Capital Corp., 6.00%, 06/15/12. Upon a
defined credit event, Fund pays notional amount and takes receipt
of a defined deliverable obligation.                                        06/20/05        7,000                2
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 3.5 (14 per annum) BPS times
notional amount of Wachovia Corp., 3.63%, 02/17/09. Upon a defined credit event, Fund pays notional amount and takes receipt of a
defined deliverable obligation.                                             12/20/05       10,000               12
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 4.75 (19 per annum) BPS times
notional amount of Prudential, 6.38%, 06/23/06. Upon a defined credit event, Fund pays notional amount and takes receipt of a
defined deliverable obligation.                                             09/20/06        7,600               11
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 4 (16 per annum) BPS times notional amount of Coca-Cola Co., 5.75%, 03/15/11. Upon a defined credit event, Fund pays notional amount and takes receipt of a defined
deliverable obligation.                                                     12/31/06        5,300                5
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of Sun Trust Banks, Inc., 2.48%, 03/15/28. Upon a defined credit event, Fund pays notional amount and takes receipt of a
defined deliverable obligation.                                             06/30/07        7,600               12
Credit Default Contract with Citibank, N.A. Fund receives
quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.50%, 05/01/08. Upon a defined credit event, Fund pays notional amount and takes receipt of a
defined deliverable obligation.                                             12/20/07       15,000               20
Credit Default Contract with Deutsche Bank AG, New York. Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, 9.75%, 01/15/18. Upon a defined credit event, Fund pays notional amount and takes receipt of a
defined deliverable obligation.                                             03/20/10       12,100                2

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SHORT TERM BOND FUND II

PORTFOLIO OF INVESTMENTS                                 AS OF FEBRUARY 28, 2005
(Amounts in thousands)

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

                 U.S. TREASURY SECURITIES -- 0.7%
$        6,977   U.S. Treasury Bond,
                 1.62%, 01/15/15,                                               $        6,933
                 (Cost $6,880)

                 U.S. GOVERNMENT AGENCY SECURITIES -- 12.8%
        16,360   Federal Farm Credit Bank,
                 2.63%, 09/17/07 +                                                      15,879
                 FEDERAL HOME LOAN MORTGAGE CORP.,
        76,800   2.88%, 12/15/06 +                                                      75,725
        27,750   4.88%, 03/15/07 +                                                      28,353
         8,950   3.63%, 09/15/08 +                                                       8,821
                 -----------------------------------------------------------------------------
                 Total U.S. Government
                 Agency Securities                                                     128,778
                 (Cost $130,784)
                 -----------------------------------------------------------------------------

                 FOREIGN GOVERNMENT SECURITIES -- 1.1%
         7,550   Republic of Chile (Chile),
                 3.11%, 01/28/08, FRN +                                                  7,602
         3,300   United Mexican States (Mexico),
                 3.33%, 01/13/09, FRN                                                    3,345
                 -----------------------------------------------------------------------------
                 Total Foreign Government Securities                                    10,947
                 (Cost $10,843)
                 -----------------------------------------------------------------------------

                 STATE AND MUNICIPAL OBLIGATIONS -- 0.5%
                 TEXAS -- 0.5%
         5,150   Texas Public Finance Authority,
                 Unemployment Compensation, Ser. B,
                 Rev., 2.63%, 06/15/06                                                   5,074
                 (Cost $5,143)

                 CORPORATE NOTES & BONDS -- 41.8%
                 AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
         4,670   National Agricultural Cooperative
                 Federation (South Korea), 5.75%,
                 06/18/14, FRN                                                           4,851

                 AUTOMOTIVE -- 3.2%
        14,000   DaimlerChrysler N.A. Holding Corp.,
                 3.47%, 05/24/06, MTN, FRN +                                            14,071
                 Ford Motor Credit Co.,
         6,400   4.95%, 01/15/08 +                                                       6,335
         1,100   5.80%, 01/12/09 +                                                       1,099
                 General Motors Acceptance Corp.,
$        1,500   6.75%, 01/15/06 +                                              $        1,531
         9,250   6.13%, 08/28/07 +                                                       9,420
                 -----------------------------------------------------------------------------
                                                                                        32,456
                 -----------------------------------------------------------------------------

                 BANKING -- 8.6%
         2,900   Abbey National PLC (United Kingdom)
                 (Yankee), 7.35%, to 10/06;
                 thereafter FRN, 12/31/49, +                                             3,032
         3,450   Bacob Bank SC (Belgium),
                 7.25%, to 09/07; thereafter FRN,
                 12/31/49, # +                                                           3,679
           600   BCI US Funding Trust, 8.01%, to
                 07/08; thereafter FRN, 12/31/49, # +                                      662
         2,100   Capital One Bank, 6.88%, 02/01/06 +                                     2,160
         1,900   Deutsche Bank Capital Funding Trust I,
                 7.87%, to 06/09; thereafter FRN,
                 12/31/49, # +                                                           2,134
         6,200   ForeningsSparbanken AB (Sweden),
                 7.50%, to 11/06; thereafter FRN,
                 12/31/49, #                                                             6,532
         5,750   Industrial Bank of Korea (South Korea),
                 4.00%, to 05/09; thereafter FRN,
                 05/19/14, # +                                                           5,567
         3,600   National Westminster Bank PLC
                 (United Kingdom) (Yankee), 7.75%, to
                 10/07; thereafter FRN, 12/31/49, +                                      3,876
         2,750   Nordea Bank Finland PLC/New York,
                 7.50%, to 01/07; thereafter FRN,
                 12/31/49, # +                                                           2,893
                 Popular North America, Inc.,
         1,650   6.13%, 10/15/06, Ser. E, MTN +                                          1,700
         3,250   4.25%, 04/01/08 +                                                       3,241
        12,440   Royal Bank of Scotland Group PLC
                 (United Kingdom), 7.82%, 12/31/49,
                 Ser. 3 +                                                               12,799
         9,050   Skandinaviska Enskilda Banken AB
                 (Sweden), 8.13%, to 09/06; thereafter
                 FRN, 09/06/49, # +                                                      9,579
         7,500   Spintab AB (Sweden), 7.50%, to
                 08/06; thereafter FRN, 12/31/49, #                                      7,868

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 BANKING -- CONTINUED
$        4,950   Svenska Handelsbanken (Sweden),
                 7.13%, to 03/07; thereafter FRN,
                 12/31/49, #                                                    $        5,228
         4,350   Washington Mutual, Inc.,
                 7.50%, 08/15/06                                                         4,564
         3,250   Woori Bank (South Korea),
                 4.50%, 12/08/09, #                                                      3,214
         8,000   Zions Bancorporation,
                 2.70%, 05/01/06                                                         7,891
                 -----------------------------------------------------------------------------
                                                                                        86,619
                 -----------------------------------------------------------------------------

                 BROADCASTING/CABLE -- 0.7%
         7,195   Comcast Cable Communications, Inc.,
                 6.38%, 01/30/06 +                                                       7,361

                 BUSINESS SERVICES -- 0.5%
         5,050   Cendant Corp., 6.88%, 08/15/06 +                                        5,254

                 CONSUMER PRODUCTS -- 1.1%
         3,650   Deluxe Corp., 3.50%, 10/01/07,
                 Ser. B +                                                                3,572
         7,225   Diageo Finance BV (The Netherlands),
                 3.00%, 12/15/06 +                                                       7,102
                 -----------------------------------------------------------------------------
                                                                                        10,674
                 -----------------------------------------------------------------------------

                 FINANCIAL SERVICES -- 9.3%
         7,900   BNP U.S. Funding LLC, 7.74%, to
                 12/07; thereafter FRN, 12/31/49, # +                                    8,582
         7,700   Capital One Bank, 4.25%, 12/01/08 +                                     7,632
         1,850   Capital One Financial Corp.,
                 4.74%, 05/17/07 +                                                       1,869
                 Countrywide Home Loans, Inc.,
           750   5.50%, 08/01/06, Ser. J, MTN +                                            767
        10,750   2.88%, 02/15/07, Ser. L, MTN +                                         10,502
                 Counts Trusts,
         6,050   3.57%, 08/15/07, Ser. 2002-10,
                 FRN, # + (i)                                                            6,091
         6,050   3.62%, 08/15/07, Ser. 2002-11,
                 FRN, # + (i)                                                            6,096
         3,600   Credit Suisse First Boston USA, Inc.,
                 4.63%, 01/15/08 +                                                       3,643
$        3,400   International Lease Finance Corp.,
                 4.35%, 09/15/08 +                                              $        3,385
         2,700   Mantis Reef LTD (Australia),
                 4.69%, 11/14/08, # +                                                    2,684
         2,700   MBNA America Bank N.A., 4.63%,
                 08/03/09 +                                                              2,708
         5,400   Mizuho JGB Investment LLC, 9.87%,
                 to 06/08; thereafter FRN,
                 12/31/49, # +                                                           6,228
        10,100   Natexis AMBS Co., LLC, 8.44%, to
                 06/08; thereafter FRN, 12/31/49, # +                                   11,337
         1,350   Pricoa Global Funding I, 3.90%,
                 12/15/08, # +                                                           1,330
         2,000   PrIncipal Life Global Funding I, 5.13%,
                 06/28/07, # +                                                           2,037
         7,100   Special Purpose Accounts Receivable
                 Cooperative Corp., 3.06%, 11/21/07,
                 Ser. 2004-4, FRN, # (i)                                                 7,099
         4,600   Twin Reefs Pass-Through Trust,
                 3.59%, to 12/09; thereafter FRN,
                 12/31/49, #                                                             4,614
         6,000   Two-Rock Pass Through (Bermuda),
                 3.71%, to 02/10; thereafter FRN,
                 12/31/49, #                                                             6,038
                 -----------------------------------------------------------------------------
                                                                                        92,642
                 -----------------------------------------------------------------------------

                 FOOD/BEVERAGE PRODUCTS -- 0.3%
         3,400   Kraft Foods, Inc., 5.25%, 06/01/07 +                                    3,483

                 INSURANCE -- 2.6%
                 ASIF Global Financing,
         9,100   2.73%, 03/14/06, FRN, # +                                               9,100
         5,300   2.50%, 01/30/07, # +                                                    5,161
         5,900   Metropolitan Life Global Funding I,
                 4.75%, 06/20/07, # +                                                    5,984
         6,150   Oil Insurance LTD (Bermuda),
                 2.74%, 04/07/06, FRN, # + (i)                                           6,150
                 -----------------------------------------------------------------------------
                                                                                        26,395
                 -----------------------------------------------------------------------------

                 MULTI-MEDIA -- 1.3%
         2,750   Clear Channel Communications, Inc.,
                 4.63%, 01/15/08 +                                                       2,757

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 MULTI-MEDIA -- CONTINUED
$        4,048   TCI Communications, Inc., 6.88%,
                 02/15/06                                                       $        4,165
         6,000   Time Warner, Inc., 6.15%, 05/01/07 +                                    6,252
                 -----------------------------------------------------------------------------
                                                                                        13,174
                 -----------------------------------------------------------------------------

                 OIL & GAS -- 0.7%
         3,300   PEMEX Project Funding Master Trust,
                 3.79%, 06/15/10, FRN, # +                                               3,416
         4,155   Texas Municipal Gas Corp., 2.60%,
                 07/01/07, #                                                             4,114
                 -----------------------------------------------------------------------------
                                                                                         7,530
                 -----------------------------------------------------------------------------

                 PHARMACEUTICALS -- 0.2%
         1,550   Hospira, Inc., 4.95%, 06/15/09 +                                        1,564

                 PIPELINES -- 0.6%
                 Duke Capital LLC,
         3,650   4.30%, 05/18/06 +                                                       3,670
         2,400   4.33%, 11/16/06 +                                                       2,412
                 -----------------------------------------------------------------------------
                                                                                         6,082
                 -----------------------------------------------------------------------------

                 REAL ESTATE -- 1.5%
        14,100   Socgen Real Estate Co., LLC, 7.64%, to
                 09/07; thereafter FRN, 12/31/49, # +                                   15,201

                 REAL ESTATE INVESTMENT TRUST -- 0.3%
         2,900   iStar Financial, Inc., 4.88%, 01/15/09,
                 Ser. B +                                                                2,908

                 RETAILING -- 0.1%
         1,350   The May Department Stores Co.,
                 3.95%, 07/15/07 +                                                       1,337

                 TELECOMMUNICATIONS -- 4.9%
         4,750   Alltel Corp., 4.66%, 05/17/07 +                                         4,799
         7,950   BellSouth Corp., 5.00%, 10/15/06 +                                      8,087
         5,150   France Telecom (France), 7.95%,
                 03/01/06 +                                                              5,327
         5,850   Motorola, Inc., 4.61%, 11/16/07 +                                       5,890
         1,550   SBC Communications, Inc., 4.21%,
                 06/05/05, # +                                                           1,555
                 Sprint Capital Corp.,
$        4,000   4.78%, 08/17/06, SUB                                           $        4,042
         5,500   6.00%, 01/15/07                                                         5,684
                 Telecom Italia Capital SA (Luxembourg),
         2,500   4.00%, 11/15/08                                                         2,457
         2,300   4.00%, 01/15/10, #                                                      2,230
         8,945   Verizon Wireless Capital LLC, 5.38%,
                 12/15/06                                                                9,165
                 -----------------------------------------------------------------------------
                                                                                        49,236
                 -----------------------------------------------------------------------------

                 TRANSPORTATION -- 0.7%
         7,450   CSX Corp., 2.75%, 02/15/06 +                                            7,364

                 UTILITIES -- 4.7%
         8,600   Alabama Power Co., 2.80%, 12/01/06,
                 Ser. Y +                                                                8,440
         2,300   CC Funding Trust I, 6.90%, 02/16/07 +                                   2,418
         2,250   Dominion Resources, Inc., 3.66%,
                 11/15/06, Ser. A, SUB +                                                 2,238
         5,300   National Rural Utilities Cooperative
                 Finance Corp., 6.00%, 05/15/06 +                                        5,440
         4,800   Niagara Mohawk Power Corp., 7.75%,
                 05/15/06 +                                                              5,024
           900   Pacific Gas & Electric Co., 3.60%,
                 03/01/09 +                                                                874
         2,600   Pacificorp, 5.65%, 11/01/06 +                                           2,670
         4,700   Pepco Holdings, Inc., 5.50%,
                 08/15/07 +                                                              4,835
         6,000   Progress Energy, Inc., 6.75%,
                 03/01/06 +                                                              6,169
         2,100   Sempra Energy, 4.62%, 05/17/07 +                                        2,118
         6,950   Virginia Electric & Power Co., 5.38%,
                 02/01/07, Ser. A                                                        7,123
                 -----------------------------------------------------------------------------
                                                                                        47,349
                 -----------------------------------------------------------------------------
                 Total Corporate Notes & Bonds                                         421,480
                 (Cost $426,537)
                 -----------------------------------------------------------------------------

                 RESIDENTIAL MORTGAGE BACKED SECURITIES -- 13.5%
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.5%
         3,901   ABN Amro Mortgage Corp, 4.00%,
                 01/25/33, Ser. 2002-10, Class 1A1 +                                     3,899

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 COLLATERALIZED MORTGAGE
                 OBLIGATIONS -- CONTINUED
$        5,489   Bank of America Alternative Loan
                 Trust, 5.50%, 09/25/33, Ser. 2003-7,
                 Class 1A1 +                                                    $        5,565
         5,323   Countrywide Home Loan Mortgage
                 Pass Through Trust, 6.50%, 01/25/32,
                 Ser. 2001-28, Class 2A4 +                                               5,311
                 Federal Home Loan Mortgage Corp.,
         9,300   5.00%, 08/15/18, Ser. 2929,
                 Class PA +                                                              9,427
         6,581   5.00%, 10/15/23, Ser. 2781,
                 Class PI, IO +                                                            615
        10,200   5.00%, 04/15/28, Ser. 2939,
                 Class HP +                                                             10,347
        54,182   4.56%, 12/15/30, Ser. 2850, Class SM,
                 IO, FRN +                                                               3,488
        34,763   4.46%, 02/15/34, Ser. 2813, Class SB,
                 IO, FRN +                                                               2,939
        11,744   5.00%, 12/01/34, Ser. 227,
                 Class IO, IO +                                                          3,035
                 Federal National Mortgage Association,
        13,519   4.45%, 10/25/31, Ser. 2004-61,
                 Class TS, IO, FRN +                                                       904
        32,348   5.00%, 01/01/34, Ser. 347,
                 Class 2, IO +                                                           7,875
        46,120   5.00%, 07/01/34, Ser. 353,
                 Class 2, IO +                                                          11,703
                 Government National Mortgage
                 Association,
         2,989   5.50%, 04/20/25, Ser. 2004-46,
                 Class IH, IO +                                                            211
         4,555   5.50%, 01/20/27, Ser. 2004-39,
                 Class IM, IO +                                                            391
         7,143   5.50%, 10/20/27, Ser. 2004-44,
                 Class PK, IO +                                                            762
            23   3.09%, 04/16/32, Ser. 2002-24,
                 Class FA, FRN +                                                            23
         3,422   MASTR Adjustable Rate Mortgages
                 Trust, 2.41%, 12/25/33, Ser. 2003-6,
                 Class 1A1, FRN +                                                        3,406
$          791   Residential Asset Securitization Trust,
                 6.00%, 01/25/33, Ser. 2002-A15,
                 Class A1 +                                                     $          789
        15,156   Structured Adjustable Rate Mortgage
                 Loan Trust, 5.02%, 06/25/34,
                 Ser. 2004-6, Class 5A1, FRN                                            15,241
        19,044   Washington Mutual, Inc., 5.50%,
                 07/25/34, Ser. 2004-S3, Class 2A1                                      19,200
                 Wells Fargo Mortgage Backed
                 Securities Trust,
         7,666   4.64%, 12/25/33, Ser. 2003-N,
                 Class 1A4, FRN                                                          7,743
         6,942   3.54%, 09/25/34, Ser. 2004-S,
                 Class A5, FRN                                                           6,707
        16,988   3.54%, 09/25/34, Ser. 2004-S,
                 Class A3, FRN                                                          16,869
                 -----------------------------------------------------------------------------
                                                                                       136,450
                 -----------------------------------------------------------------------------

                 MORTGAGE BACKED PASS-THROUGH
                 SECURITIES -- 0.0% ^
                 Government National
                 Mortgage Association,
            34   8.50%, 08/15/30, Pool 531310 +                                             37
             7   8.50%, 09/15/30, Pool 526096 +                                              8
                 -----------------------------------------------------------------------------
                                                                                            45
                 -----------------------------------------------------------------------------
                 Total Residential Mortgage
                 Backed Securities                                                     136,495
                 (Cost $136,191)
                 -----------------------------------------------------------------------------

                 COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.9%
         1,950   Banc of America Commercial
                 Mortgage, Inc., 4.18%, 11/10/41,
                 Ser. 2004-5, Class A2 +                                                 1,948
        18,736   CalSTRS Trust, 3.99%, 11/20/12,
                 Ser. 2002-C6, Class A2, # +                                            18,703
         3,374   Calwest Industrial Trust, 2.86%,
                 06/15/15, Ser. 2003-CALA, Class A,
                 FRN, # +                                                                3,381
         3,990   CR, 6.70%, 08/10/14, Ser. 2000-ZC2,
                 Class A4A, # + (i)                                                      4,242

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 COMMERCIAL MORTGAGE BACKED
                 SECURITIES -- CONTINUED
$        6,200   Credit Suisse First Boston Mortgage
                 Securities Corp., 4.30%, 07/15/36,
                 Ser. 2004-C3, Class A3 +                                       $        6,149
         6,308   First Union Commercial Mortgage
                 Securities, Inc., 7.38%, 04/18/29,
                 Ser. 1997-C1, Class A3 +                                                6,643
         5,900   Greenwich Capital Commercial
                 Funding Corp., 4.31%, 08/10/42,
                 Ser. 2005-GG3, Class A2, FRN +                                          5,851
         9,300   GS Mortgage Securities Corp. II,
                 4.60%, 08/10/38, Ser. 2004-GG2,
                 Class A3 +                                                              9,363
                 LB-UBS Commercial Mortgage Trust,
         5,100   3.32%, 03/15/27, Ser. 2003-C1,
                 Class A2 +                                                              4,969
         9,300   3.48%, 07/15/27, Ser. 2003-C5,
                 Class A2 +                                                              9,058
         5,700   3.25%, 03/15/29, Ser. 2004-C2,
                 Class A2 +                                                              5,477
         8,700   3.99%, 10/15/29, Ser. 2004-C7,
                 Class A2 +                                                              8,535
        12,600   Morgan Stanley Capital I, 6.48%,
                 11/15/30, Ser. 1998-HF2, Class A2 +                                    13,381
        11,800   Wachovia Bank Commercial Mortgage
                 Trust, 4.38%, 10/15/41, Ser. 2005-C16,
                 Class A2                                                               11,748
                 -----------------------------------------------------------------------------
                 Total Commercial Mortgage
                 Backed Securities                                                     109,448
                 (Cost $111,970)
                 -----------------------------------------------------------------------------

                 ASSET BACKED SECURITIES -- 15.3%
         5,268   American Express Credit Account
                 Master Trust, 3.09%, 02/15/12,
                 Ser. 2004-C, Class C, FRN, # +                                          5,284
                 AmeriCredit Automobile Receivables Trust,
        12,450   2.84%, 08/06/10, Ser. 2003-DM,
                 Class A4 +                                                             12,244
         3,650   2.67%, 03/07/11, Ser. 2004-BM,
                 Class A4 +                                                              3,533
$        3,000   Capital Auto Receivables Asset Trust,
                 1.96%, 01/15/09, Ser. 2003-2,
                 Class A4A +                                                    $        2,907
         1,800   Capital One Auto Finance Trust,
                 3.18%, 09/15/10, Ser. 2003-B,
                 Class A4 +                                                              1,768
         6,500   Capital One Master Trust, 3.39%,
                 08/15/08, Ser. 2000-4, Class C,
                 FRN, # +                                                                6,521
         3,600   Capital One Multi-Asset Execution
                 Trust, 3.70%, 05/17/10, Ser. 2004-B5,
                 Class B5 +                                                              3,567
         6,200   Carmax Auto Owner Trust, 3.07%,
                 10/15/10, Ser. 2003-2, Class A4 +                                       6,095
         2,661   CARSS Finance LP (Cayman Islands),
                 2.87%, 01/15/11, Ser. 2004-A,
                 Class B1, FRN, # +                                                      2,663
                 Citibank Credit Card Issuance Trust,
         8,500   3.51%, 03/20/08, Ser. 2003-C2,
                 Class C2, FRN +                                                         8,562
         7,250   6.65%, 05/15/08, Ser. 2001-C3,
                 Class C3 +                                                              7,490
         7,000   2.88%, 06/25/09, Ser. 2002-B1,
                 Class B1, FRN +                                                         7,029
        10,300   Countrywide Asset-Backed
                 Certificates, 3.61%, 04/25/30,
                 Ser. 2003-5, Class AF3 +                                               10,264
         5,250   Daimler Chrysler Auto Trust, 2.88%,
                 10/08/09, Ser. 2003-A, Class A4 +                                       5,187
        11,700   Gracechurch Card Funding PLC
                 (United Kingdom), 2.70%, 08/15/08,
                 Ser. 5, Class A2 +                                                     11,523
         7,300   Onyx Acceptance Grantor Trust,
                 3.20%, 03/15/10, Ser. 2003-D,
                 Class A4 +                                                              7,222
         4,000   Residential Asset Securities Corp.,
                 3.37%, 12/25/28, Ser. 2003-KS7,
                 Class AI3 +                                                             3,982
         6,900   SLM Student Loan Trust, 2.99%,
                 12/15/22, Ser. 2003-11, Class A5, # +                                   6,787

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)            ISSUER                                                                  VALUE
----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                 ASSET BACKED SECURITIES -- CONTINUED
$        7,900   Triad Auto Receivables Owner Trust,
                 3.20%, 12/13/10, Ser. 2003-B,
                 Class A4                                                       $        7,760
                 Volkswagen Auto Loan Enhanced Trust,
         7,300   1.93%, 01/20/10, Ser. 2003-1,
                 Class A4                                                                7,082
         4,300   2.94%, 03/22/10, Ser. 2003-2,
                 Class A4                                                                4,217
        15,600   WFS Financial Owner Trust, 3.25%,
                 05/20/11, Ser. 2003-3, Class A4                                        15,408
         7,200   World Omni Auto Receivables Trust,
                 2.87%, 11/15/10, Ser. 2003-B,
                 Class A4                                                                7,022
                 -----------------------------------------------------------------------------
                 Total Asset Backed Securities                                         154,117
                 (Cost $156,139)
                 -----------------------------------------------------------------------------

                 PARTICIPATORY NOTE -- 0.5%
                 DIVERSIFIED -- 0.5%
         5,350   Tyco International Group SA
                 Participation Certificate Trust,
                 4.44%, 06/15/07, #                                                      5,371
                 (Cost $5,350)

                 CERTIFICATES OF DEPOSIT -- 2.2%
        17,650   Deutsche Bank AG/New York (Yankee),
                 3.02%, 05/15/07, Floating Rate +                                       17,641
         4,200   Sovereign Bank, 4.00%, 02/01/08                                         4,185
                 -----------------------------------------------------------------------------
                 Total Certificates of Deposit                                          21,826
                 (Cost $21,847)
                 -----------------------------------------------------------------------------
                 Total Long-Term Investments                                         1,000,469
                 (Cost $1,011,684)
                 -----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

                 U.S. TREASURY SECURITY -- 0.2%
$        2,200   U.S. Treasury Bill, 2.34%,
                 04/14/05, @ +                                                  $        2,194
                 (Cost $2,194)

                 COMMERCIAL PAPER -- 0.5%
                 CONSUMER PRODUCTS -- 0.5%
         5,200   Altria Group, Inc., 3.00%, 05/02/05 +                                   5,173
                 (Cost $5,173)

SHARES
----------------------------------------------------------------------------------------------
                 MONEY MARKET FUND -- 0.8%
         8,009   JPMorgan Prime Money Market
                 Fund @ +                                                                8,009
                 (Cost $8,009)
                 -----------------------------------------------------------------------------
                 Total Short-Term Investments                                           15,376
                 (Cost $15,376)
                 -----------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.8%                                    $    1,015,845
                 (COST $1,027,060)
                 LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (0.8)%                                                       (7,777)
                 -----------------------------------------------------------------------------
                 NET ASSETS -- 100.0%                                           $    1,008,068
                 -----------------------------------------------------------------------------

                 Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL                UNREALIZED
NUMBER OF                                                                           VALUE AT              APPRECIATION
CONTRACTS       DESCRIPTION                             EXPIRATION DATE        2/28/05 (USD)      (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING
322             30 day Federal Funds                        April, 2005         $    130,454                 $     (23)
320             2 Year Treasury Notes                        June, 2005               66,635                       (17)
957             10 Year Treasury Notes                       June, 2005              105,150                      (703)
617             Eurodollar                               December, 2005              148,041                    (1,356)

                SHORT FUTURES OUTSTANDING
(427)           5 Year Treasury Notes                        June, 2005              (45,936)                      272
(88)            10 Year Treasury Notes                       June, 2005               (9,669)                       59
(919)           Eurodollar                               December, 2006             (219,652)                    1,298

SWAP CONTRACTS

                                                                                       UNDERLYING       UNREALIZED
                                                                                         NOTIONAL     APPRECIATION
DESCRIPTIONS                                                         EXPIRATION DATE        VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Swap - price lock with Citibank N.A., on U.S. Treasury Note,
2.50%, 10/31/06, price less 98.80, the Fund pays negative,
receives positive.                                                          03/18/05   $  212,800        $    (921)
Swap - price lock with Citibank N.A., on U.S. Treasury Note,
3.13%, 10/15/08, price less 98.44, the Fund pays positive,
receives negative.                                                          03/22/05       85,750              954
Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 1.63%, 01/15/15, price less 99.74, the Fund
pays negative, receives positive.                                           03/31/05        6,700              (35)
Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 4.00%, 02/15/15, price less 97.56, the Fund
pays positive, receives negative.                                           03/31/05        7,600               42
Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 3.38%, 01/15/07, price less 104.82, the Fund
pays positive, receives negative.                                           03/31/05       25,900                3
Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 3.13%, 01/31/07, price less 99.21, the Fund
pays negative, receives positive.                                           03/31/05       32,700              (30)
Swap - price lock with Citibank N.A., on 30 Year FNMA, 4.50%,
TBA, price less 97.62, the Fund pays positive, receives negative.           04/13/05       32,000              455
Swap - price lock with Citibank N.A., on 30 Year FNMA, 5.50%,
TBA, price less 101.62, the Fund pays negative, receives positive.          04/13/05       50,000             (406)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       UNDERLYING       UNREALIZED
                                                                                         NOTIONAL     APPRECIATION
DESCRIPTIONS                                                         EXPIRATION DATE        VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Swap - price lock with Morgan Stanley Capital Services on
30 year FNMA, 5.5%, 04/15/05, price less 101.27, the Fund pays
positive, receives negative.                                                04/11/05   $   60,000        $     394
Swap - price lock with Morgan Stanley Capital Services on
30 year FNMA, 6.5%, 04/15/05, price less 104.37, the Fund pays
positive, receives negative.                                                04/11/05       60,000              234
Swap - price lock with Morgan Stanley Capital Services on
30 year FNMA, 6.0%, 04/15/05, price less 102.89, the Fund pays
negative, receives positive.                                                04/11/05      120,000             (586)
Credit default contract with Deutsche Bank AG, New York.
Fund receives quarterly payment of 17 (68 per annum) BPS times notional amount of General Electric Capital Corp., 6.00%, 06/15/12.
Upon a defined credit event, Fund pays notional amount and
takes receipt of a defined deliverable obligation.                          06/20/05       10,000                3
Credit default contract with Deutsche Bank AG, New York.
Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of Sun Trust Banks, Inc., 2.48%, 03/15/28.
Upon a defined credit event, Fund pays notional amount and takes
receipt of a defined deliverable obligation.                                06/30/07       12,400               19
Credit default contract with Citibank, N.A., Fund receives
quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.50%, 05/01/08. Upon a defined credit event, Fund pays notional amount and takes receipt of
a defined deliverable obligation.                                           12/20/07       23,000               31
Credit default contract with Deutsche Bank AG, New York.
Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, 9.75%, 01/15/18. Upon a defined credit event, Fund pays notional amount and takes receipt
of a defined deliverable obligation.                                        03/20/10       17,500                3

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations
*            --Non - income producing security.
#            --All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
~            --Denominated in United States Dollars unless otherwise noted.
^^           --Amount rounds to less than one thousand.
^            --Amount rounds to less than 0.1%.
+            --All or a portion of this security is segregated for futures contracts, TBA, when issued, delayed delivery securities or swaps.
@            --Security is fully or partially segregated with brokers as initial margin for futures contracts.
(a)          --Affiliated. Money market fund registered under the Investment
               Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
AR           --Adjustable rate. The dividend rate shown is the rate in effect at
               February 28, 2005.
(d)          --Defaulted Security.
(f)          --Fair Valued Investment. The following are approximately the market value and percentage of the investments that are fair valued (amounts in thousands):

               FUND                                            MARKET VALUE     PERCENTAGE
               ----                                            ------------     ----------
               JPMorgan Bond Fund                                  $ 20,205          1.90%
               JPMorgan Global Strategic Income Fund               $  2,488          4.81%

(i)          --Security is considered illiquid and may be difficult to sell.
ADR          --American Depositary Receipt.
BPS          --Basis Points.
CAD          --Canadian Dollar.
COP          --Colombian Peso
DN           --Discount Note. The rate shown is the effective yield at the date of purchase.
EUR          --Euro.
FHLMC        --Federal Home Loan Mortgage Corp.
FNMA         --Federal National Mortgage Association.
FRDO         --Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at February 28, 2005.
FRN          --Floating Rate Note. The rate shown is the rate in effect as of
               February 28, 2005.
GBP          --Great Britain Pound.
GO           --General Obligation Bond.
IO           --Interest Only.
LIBOR        --London Interbank Offered Rate.
MTN          --Medium Term Note.
MXN          --Mexican Peso
Regulation S --Securities registered under the Securities Act of 1933.
Rev.         --Revenue Bond.
Ser.         --Series.
SUB          --Step-up Bond. The rate shown is the rate in effect as of February
               28, 2005.
TBA          --To Be Announced.
USD          --United States Dollar.
UYU          --Uruguay Peso

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES                                          AS OF FEBRUARY 28, 2005
(Amounts in thousands, except per share amounts)

                                                                                      ENHANCED         EMERGING
                                                                         BOND           INCOME     MARKETS DEBT
                                                                         FUND             FUND             FUND
ASSETS
Investments in non-affiliates, at value                        $    1,033,082   $      204,447   $       30,391
Investments in affiliates at value                                     31,127            3,814               --
---------------------------------------------------------------------------------------------------------------
Total Investment securities, at value                               1,064,209          208,261           30,391
---------------------------------------------------------------------------------------------------------------
Cash                                                                    1,240            1,326            1,288
Foreign currency, at value                                                 --               --               53
Receivables:
    Investment securities sold                                        241,537            3,157           13,572
    Fund shares sold                                                    1,132               --               67
    Interest and dividends                                              7,057              505              544
    Variation Margin                                                      581               --               --
    Unrealized appreciation on open
    swap contracts                                                      8,761               --               --
    Expense reimbursements                                                  2               --               --
---------------------------------------------------------------------------------------------------------------
Total Assets                                                        1,324,519          213,249           45,915
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Foreign currency due to custodian, at value                           394               --               --
    Dividends                                                             569               99               36
    Investment securities purchased                                   474,712            5,053            6,592
    Fund shares redeemed                                                1,204               --            1,863
    Variation margin                                                      955                4                3
    Unrealized loss on forward foreign
    currency exchange contracts                                           215               --               --
    Outstanding options written,
    at fair value                                                       2,382               --               --
    Unrealized depreciation on open
    swap contracts                                                      7,316               --               --
Accrued liabilities:
    Investment advisory fees                                              194               26               17
    Administration fees                                                    36               --                2
    Shareholder servicing fees                                             56               --               --
    Distribution fees                                                       2               --               --
    Custodian fees                                                         48               13               17
    Trustees' fees - deferred
    compensation plan                                                       4                2               --^
    Other                                                                 147               76               69
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                                     488,234            5,273            8,599
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $      836,285   $      207,976   $       37,316
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      ENHANCED         EMERGING
                                                                         BOND           INCOME     MARKETS DEBT
                                                                         FUND             FUND             FUND
NET ASSETS
Paid in capital                                                $      821,852   $      214,498   $       30,574
Accumulated undistributed
(overdistributed) net investment income                                (3,494)             (53)              --
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                                               9,347           (6,348)           3,898
Net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, written
options and swaps                                                       8,580             (121)           2,844
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $      836,285   $      207,976   $       37,316
---------------------------------------------------------------------------------------------------------------
    Class A                                                    $        3,414   $           --   $           --
    Class B                                                    $        1,742   $           --   $           --
    Class C                                                    $          216   $           --   $           --
    Institutional                                              $      284,328   $      207,976   $           --
    Select                                                     $      188,358   $           --   $       37,316
    Ultra                                                      $      358,227   $           --   $           --
---------------------------------------------------------------------------------------------------------------
Total                                                          $      836,285   $      207,976   $       37,316
---------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001 par
value; unlimited number of shares authorized):
    Class A Shares                                                        348               --               --
    Class B Shares                                                        179               --               --
    Class C Shares                                                         22               --               --
    Institutional                                                      29,296           21,158               --
    Select                                                             19,394               --            4,169
    Ultra                                                              36,893               --               --
Net Asset Value:
    Class A Shares
    (and redemption price)                                     $         9.80   $           --   $           --
    Class B Shares*                                            $         9.74   $           --   $           --
    Class C Shares*                                            $         9.80   $           --   $           --
    Institutional (and redemption price)                       $         9.71   $         9.83   $           --
    Select (and redemption price)                              $         9.71   $           --   $         8.95
    Ultra (and redemption price)                               $         9.71   $           --   $           --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/95.5%)                                                   $        10.26   $           --   $           --
Cost of investments                                            $    1,056,248   $      208,372   $       27,506
Cost of foreign currency                                       $           --   $           --   $           90
Cost of foreign currency due to
custodian                                                      $          396   $           --   $           --
---------------------------------------------------------------------------------------------------------------
Premiums received from options written                         $        2,275   $           --   $           --
---------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       GLOBAL
                                                                    STRATEGIC       SHORT TERM       SHORT TERM
                                                                       INCOME             BOND             BOND
                                                                         FUND             FUND          FUND II
ASSETS
Investment in non-affiliates, at value                         $       46,840   $      671,029   $    1,007,836
Investment in affiliates, at value                                      4,911           59,374            8,009
---------------------------------------------------------------------------------------------------------------
Total investment securities, at value                                  51,751          730,403        1,015,845
---------------------------------------------------------------------------------------------------------------
Cash                                                                       --            1,772               --
Foreign currency, at value                                                 68               --               --
Receivables:
    Investment securities sold                                          6,910              315               --
    Fund shares sold                                                        3               93              352
    Interest and dividends                                                582            6,378            8,025
    Variation margin                                                        5              912              444
    Unrealized appreciation on open
    swap contracts                                                         --            1,479            2,138
    Unrealized gain on forward foreign
    currency exchange contracts                                            11               --               --
---------------------------------------------------------------------------------------------------------------
Total Assets                                                           59,330          741,352        1,026,804
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Due to custodian                                                    1,081               --            2,337
    Foreign currency due to custodian,
    at value                                                               --              516               --
    Dividends                                                              34              736            2,191
    Investment securities purchased                                    11,768           18,971            5,173
    Fund shares redeemed                                                   49            1,474            5,652
    Variation margin                                                       --              480              655
    Unrealized loss on forward foreign
    currency exchange contracts                                            50               30               --
    Unrealized depreciation on open
    swap contracts                                                         --            1,945            1,978
Accrued liabilities:
    Investment advisory fees                                                1              137              195
    Administration fees                                                    --                2               83
    Shareholder servicing fees                                              2               19              148
    Distribution fees                                                       9                1              144
    Custodian fees                                                         33               27               45
    Trustees' fees - deferred
    compensation plan                                                      --^               4                8
    Other                                                                 145              133              127
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                                      13,172           24,475           18,736
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $       46,158   $      716,877   $    1,008,068
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       GLOBAL
                                                                    STRATEGIC       SHORT TERM       SHORT TERM
                                                                       INCOME             BOND             BOND
                                                                         FUND             FUND          FUND II
NET ASSETS
Paid in capital                                                $       71,294   $      727,693   $    1,026,502
Accumulated undistributed
(overdistributed) net investment income                                  (141)             914           (2,213)
Accumulated net realized gain (loss) on
investments, futures, foreign exchange
transactions, written options and swaps                               (25,837)          (5,082)          (4,696)
Net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations and swaps                                   842           (6,648)         (11,525)
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $       46,158   $      716,877   $    1,008,068
---------------------------------------------------------------------------------------------------------------
    Class A                                                    $        3,831   $        3,488   $       48,729
    Class B                                                    $        7,319   $           --   $           --
    Class C                                                    $        2,907   $           --   $           --
    Class M                                                    $        6,492   $           --   $      496,833
    Institutional                                              $       23,160   $      613,029   $           --
    Select                                                     $        2,449   $      100,360   $      462,506
---------------------------------------------------------------------------------------------------------------
Total                                                          $       46,158   $      716,877   $    1,008,068
---------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001 par
value; unlimited number of shares authorized):
    Class A Shares                                                        414              359            4,838
    Class B Shares                                                        792               --               --
    Class C Shares                                                        314               --               --
    Class M Shares                                                        703               --           49,325
    Institutional                                                       2,506           63,100               --
    Select                                                                265           10,331           45,844
Net Asset Value:
    Class A Shares
    (and redemption price)                                     $         9.24   $         9.71   $        10.07
    Class B Shares*                                            $         9.24   $           --   $           --
    Class C Shares*                                            $         9.24   $           --   $           --
    Class M Shares
    (and redemption price)                                     $         9.24   $           --   $        10.07
    Institutional (and redemption price)                       $         9.24   $         9.71   $           --
    Select (and redemption price)                              $         9.24   $         9.71   $        10.09
Class A Maximum Public Offering
Price Per Share (net asset value per
share/95.5%)                                                   $         9.68   $           --   $           --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/97.0%)                                                   $           --   $        10.01   $        10.38
Class M Maximum Public Offering
Price Per Share (net asset value per
share/97.0%)                                                   $         9.53   $           --   $           --
Class M Maximum Public Offering
Price Per Share (net asset value per
share/98.5%)                                                   $           --   $           --   $        10.22
Cost of investments                                            $       50,869   $      736,335   $    1,027,060
---------------------------------------------------------------------------------------------------------------
Cost of foreign currency                                       $           67   $           --   $           --
---------------------------------------------------------------------------------------------------------------
Cost of foreign currency due to custodian                      $           --   $          520   $           --
---------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                            FOR THE SIX MONTHS ENDED FEBRUARY 28, 2005
(Amounts in thousands)

                                                                                      ENHANCED         EMERGING
                                                                         BOND           INCOME     MARKETS DEBT
                                                                         FUND             FUND             FUND
INVESTMENT INCOME
Interest                                                       $       16,744   $        3,312   $        1,465
Dividend                                                                   --               24               --
Dividend income from affiliated
investments*                                                              499               61               10
Foreign taxes withheld                                                     (3)              (2)              --
---------------------------------------------------------------------------------------------------------------
Total investment income                                                17,240            3,395            1,475
---------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                1,255              349              129
Administration fees                                                       620              207               27
Shareholder servicing fees                                                470              139               46
Distribution fees                                                          12               --               --
Custodian fees                                                             60               19               31
Interest expense                                                           --               --^               1
Printing and postage                                                       22                6                2
Professional fees                                                          66               43               50
Registration expenses                                                      43               10               12
Transfer agent fees                                                        62                9               12
Trustees' fees                                                              6                2               --^
Other                                                                      28               10                5
---------------------------------------------------------------------------------------------------------------
Total expenses                                                          2,644              794              315
---------------------------------------------------------------------------------------------------------------
Less amounts waived                                                       538              512               83
Less earnings credits                                                      13                3               --^
Less expense reimbursements                                                22               --               --
---------------------------------------------------------------------------------------------------------------
    Net expenses                                                        2,071              279              232
---------------------------------------------------------------------------------------------------------------
Net investment income                                                  15,169            3,116            1,243
---------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      ENHANCED         EMERGING
                                                                         BOND           INCOME     MARKETS DEBT
                                                                         FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                                        10,016               66            4,724
    Futures                                                              (114)              31              (29)
    Foreign exchange contracts                                            121               --               (3)
    Written options                                                      (444)              --               --
    Swaps                                                               3,793               --               --
Change in net unrealized appreciation (depreciation) of:
    Investments                                                        (8,297)            (263)          (1,857)
    Futures                                                              (649)               2              (10)
    Foreign currency translations                                        (210)              --                1
    Written options                                                     2,063               --               --
    Swaps                                                                 270               --               --

Net realized and unrealized gain (loss) on investments,
futures, foreign exchange transactions, written options
and swaps                                                               6,549             (164)           2,826
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $       21,718   $        2,952   $        4,069
---------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $           47   $            6   $            1
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       GLOBAL
                                                                    STRATEGIC       SHORT TERM       SHORT TERM
                                                                       INCOME             BOND             BOND
                                                                         FUND             FUND          FUND II
INVESTMENT INCOME
Interest                                                       $          757   $       12,457   $       18,238
Dividend                                                                   --              256               --
Dividend income from affiliated
investments*                                                               59              357              317
Foreign taxes withheld                                                     --              (23)              (8)
---------------------------------------------------------------------------------------------------------------
Total investment income                                                   816           13,047           18,547
---------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                   73              897            1,355
Administration fees                                                        24              532              804
Shareholder servicing fees                                                 19              431            1,355
Distribution fees                                                           3                4            1,041
Custodian fees                                                             42               44               63
Interest expense                                                           --^              --               --^
Printing and postage                                                        1               16               30
Professional fees                                                          40               52               66
Registration expenses                                                      14               19               18
Transfer agent fees                                                        20               40               52
Trustees' fees                                                             --^               5                8
Other                                                                       4               26               35
---------------------------------------------------------------------------------------------------------------
Total expenses                                                            240            2,066            4,827
---------------------------------------------------------------------------------------------------------------
Less amounts waived                                                       111              840              651
Less earnings credits                                                       1                5                6
Less expense reimbursements                                                13                8               --
---------------------------------------------------------------------------------------------------------------
    Net expenses                                                          115            1,213            4,170
---------------------------------------------------------------------------------------------------------------
Net investment income                                                     701           11,834           14,377
---------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       GLOBAL
                                                                    STRATEGIC       SHORT TERM       SHORT TERM
                                                                       INCOME             BOND             BOND
                                                                         FUND             FUND          FUND II
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                                         1,299             (766)          (1,986)
    Futures                                                                51           (1,154)             135
    Foreign exchange contracts                                           (134)            (141)              --
    Written options                                                        --               18               10
    Swaps                                                                  --           (1,322)          (1,245)
Change in net unrealized appreciation (depreciation) of:
    Investments                                                          (549)          (5,668)         (11,442)
    Futures                                                               (31)             195             (404)
    Foreign currency translations                                         (52)             (23)              --
    Swaps                                                                  --               45              556

Net realized and unrealized gain (loss) on investments,
futures, foreign exchange transactions, written options
and swaps                                                                 584           (8,816)         (14,376)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $        1,285   $        3,018   $            1
---------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $            6   $           32   $           27
---------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                                          FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                                     BOND FUND                   ENHANCED INCOME FUND
                                                          ------------------------------    ------------------------------
                                                             SIX MONTHS                        SIX MONTHS
                                                                  ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                2/28/05          8/31/04          2/28/05          8/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                     $      15,169    $      35,765    $       3,116    $       5,561
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                                        13,372           23,049               97           (1,528)
Change in net unrealized appreciation
(depreciation) of investments, futures,
foreign currency translations, written
options and swaps                                                (6,823)          14,183             (261)             330
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                              21,718           72,997            2,952            4,363
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                           (18,302)         (35,799)          (3,064)          (5,541)
Net realized gain on
investment transactions                                         (25,251)         (34,209)              --               --
--------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                         (43,553)         (70,008)          (3,064)          (5,541)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                             (34,736)        (344,128)         (85,664)         (59,478)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                         (56,571)        (341,139)         (85,776)         (60,656)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                             892,856        1,233,995          293,752          354,408
--------------------------------------------------------------------------------------------------------------------------
End of period                                             $     836,285    $     892,856    $     207,976    $     293,752
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                         $      (3,494)   $        (361)   $         (53)   $        (105)
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                               EMERGING MARKETS DEBT            GLOBAL STRATEGIC INCOME
                                                                       FUND                              FUND
                                                          ------------------------------    ------------------------------
                                                             SIX MONTHS                        SIX MONTHS
                                                                  ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                2/28/05          8/31/04          2/28/05          8/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                     $       1,243    $       3,228    $         701    $       3,878
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                                         4,692            6,497            1,216            6,443
Change in net unrealized appreciation
(depreciation) of investments, futures,
foreign currency translations, written
options and swaps                                                (1,866)          (2,578)            (632)          (4,212)
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                               4,069            7,147            1,285            6,109
--------------------------------------------------------------------------------------------------------------------------
Net equalization credits/(debits)                                    --               --               --^              --
--------------------------------------------------------------------------------------------------------------------------
^ Amount rounds to less than one thousand.

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                            (1,372)          (3,506)            (694)          (3,871)
Net realized gain on
investment transactions                                          (4,588)              --               --               --
--------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                          (5,960)          (3,506)            (694)          (3,871)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                               3,062          (27,807)           3,023          (70,427)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                           1,171          (24,166)           3,614          (68,189)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                              36,145           60,311           42,544          110,733
--------------------------------------------------------------------------------------------------------------------------
End of period                                             $      37,316    $      36,145    $      46,158    $      42,544
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                         $          --    $         129    $        (141)   $        (148)
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               SHORT TERM BOND FUND             SHORT TERM BOND FUND II
                                                          ------------------------------    ------------------------------
                                                             SIX MONTHS                        SIX MONTHS
                                                                  ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                2/28/05          8/31/04          2/28/05          8/31/04
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                     $      11,834    $      20,769    $      14,377    $      27,977
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                                        (3,365)           3,116           (3,086)           1,244
Change in net unrealized appreciation/
depreciation of investments, futures,
written options and swaps                                        (5,451)          (5,507)         (11,290)          (5,601)
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                               3,018           18,378                1           23,620
--------------------------------------------------------------------------------------------------------------------------
Net equalization credits/(debits)                                    --               --             (197)            (357)
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                           (12,954)         (20,381)         (14,142)         (27,690)
Return of Capital                                                    --               --               --             (149)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                         (12,954)         (20,381)         (14,142)         (27,839)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                             (12,409)        (195,985)        (168,538)        (358,251)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                         (22,345)        (197,988)        (182,876)        (362,827)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                             739,222          937,210        1,190,944        1,553,771
--------------------------------------------------------------------------------------------------------------------------
End of period                                             $     716,877    $     739,222    $   1,008,068    $   1,190,944
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                         $         914    $       2,034    $      (2,213)   $      (2,251)
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("MFG") and JPMorgan Trust I ("JPM I") (the "Trusts") were organized as a Massachusetts business trust and Delaware statutory trust, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

   TRUST    DATE
     MFG    May 11, 1987
   JPM I    November 12, 2004

The following are six separate portfolios of the Trusts
(collectively, the "Funds").

                                                  FUND      CLASSES OFFERED
                             JPMorgan Bond Fund ("BF")      Class A, Class B, Class C, Institutional, Select and Ultra
                 JPMorgan Enhanced Income Fund ("EIF")      Institutional
          JPMorgan Emerging Markets Debt Fund ("EMDF")      Select
        JPMorgan Global Strategic Income Fund ("GSIF")      Class A, Class B, Class C, Class M, Institutional and Select
                JPMorgan Short Term Bond Fund ("STBF")      Class A, Institutional and Select
           JPMorgan Short Term Bond Fund II ("STBFII")      Class A, Class M and Select

The Funds, excluding STBFII, are separate series of JPM I. STBFII is a separate series of MFG.

Prior to February 19, 2005 BF, GSIF, and STBF were separate series of J.P. Morgan Institutional Funds. EIF was a separate series of J.P. Morgan Series Trust. EMDF was a separate series of J.P. Morgan Funds. On August 19, 2004, the Boards of Trustees of the then existing Trusts each approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Global Strategic Income Fund and JPMorgan Short Term Bond Fund (the "Funds") held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each respective Fund.

Effective as of 5:00 p.m. on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective as of 5:00 p.m. on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

Effective February 19, 2005, JPMorgan Fleming Emerging Markets Debt Fund changed its name to JPMorgan Emerging Markets Debt Fund.

Class A and Class M shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to Institutional, Ultra and Select classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the increase of the maximum front-end sales charge for Class A shares from 1.50% to 3.00% for STBF and STBFII, for shares purchased on or after November 15, 2004.

2. REORGANIZATION

On August 19, 2004, the Board of Trustees of the then existing Trusts approved management's proposal to merge the JPMorgan Strategic Income Fund (the "Target Fund") into the JPMorgan Global Strategic Income Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the JPMorgan Strategic Income Fund was approved by the Fund's shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

The merger was effective after the close of business on February 18, 2005. The Acquiring Fund acquired all the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received the number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation immediately before and after the Reorganization (amounts in thousands, except per share amounts):

JPMORGAN GLOBAL STRATEGIC INCOME FUND REORGANIZATION

                                                                NET ASSET            NET
                                          SHARES                    VALUE     UNREALIZED
                                     OUTSTANDING   NET ASSETS   PER SHARE   APPRECIATION
TARGET FUND
JPMorgan Strategic Income Fund                                                $      828
   Class A                                   322   $    3,011   $    9.34
   Class B                                   784   $    7,328   $    9.35
   Class C                                   313   $    2,925   $    9.35
   Class M                                   698   $    6,507   $    9.32

ACQUIRING FUND
JPMorgan Global Strategic
Income Fund                                                                   $      360
   Class A                                    89   $      827   $    9.26
   Institutional                           2,506   $   23,220   $    9.27
   Select                                    270   $    2,502   $    9.26

POST REORGANIZATION
JPMorgan Global Strategic
Income Fund                                                                   $    1,188
   Class A                                   414   $    3,838   $    9.26
   Class B                                   792   $    7,328   $    9.26
   Class C                                   316   $    2,925   $    9.26
   Class M                                   702   $    6,507   $    9.26
   Institutional                           2,506   $   23,220   $    9.27
   Select                                    270   $    2,502   $    9.26

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, other than convertible bonds, with a maturity of 61 days or more, will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

The Funds may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Funds to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2005, the Funds had outstanding futures contracts as listed on the Funds' Portfolios of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency is made or taken, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of February 28, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolios of Investments.

E. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are generally settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2005, the Funds had written options contracts outstanding as listed on the Funds' Portfolios of Investments.

Transactions in options written during the six months ended February 28, 2005, were as follows (amounts in thousands):

                                                 BF                      STBF                   STBF II
                                      ----------------------    ---------------------    ---------------------
                                       NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                           UNITS    RECEIVED        UNITS    RECEIVED        UNITS    RECEIVED
Options outstanding at
August 31, 2004                         (507,318)   $  2,803           --      $   --           --      $  --
Options written                       (1,473,603)      9,435     (300,000)        270     (225,000)        202
Options expired or terminated in
closing purchase transactions          1,696,218      (9,963)     300,000        (270)     225,000        (202)
Options exercised                             --          --           --          --           --         --
Options outstanding at
February 28, 2005                       (284,703)   $  2,275           --      $   --           --      $  --

F. SWAPS -- The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index, credit default and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of February 28, 2005, the Funds had outstanding swap agreements as listed on the Funds' Portfolios of Investments. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets and Liabilities.

G. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Funds may enter into dollar rolls principally using To Be Announced (TBA) securities, in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

In a "fee based" roll, the compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

As of February 28, 2005, the Funds had no fee based Dollar Rolls outstanding.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following is the market value and percentage of net assets of restricted and illiquid securities (amounts in thousands).

                                            ILLIQUID               RESTRICTED *
FUND
BF                                    $  27,803        3.33%  $ 170,953       20.44%
EIF                                      11,330        5.45%     60,833       29.25%
EMDF                                         --          --       4,720       12.65%
GSIF                                      2,522        5.47%      5,993       12.98%
STBF                                     28,749        4.01%    166,947       23.29%
STBFII                                   29,678        2.95%    215,355       21.37%

   * Includes Illiquid Securities

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

L. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

M. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

N. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. EQUALIZATION -- STBFII and GSIF (after the reorganization) use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory agreement, J.P. Morgan Investment Management, Inc. "JPMIM" acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

                                                         INVESTMENT
                                                   ADVISORY FEE (%)
FUND
BF                                                             0.30%
EIF                                                            0.25%
EMDF                                                           0.70%
GSIF                                                           0.45%
STBF                                                           0.25%
STBFII                                                         0.25%

The Advisor waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Effective February 19, 2005, pursuant to a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS" or "Distributor"), a wholly-owned subsidiary of JPMorgan Chase & Co., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMDS receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B, C and M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                  CLASS A   CLASS B   CLASS C    CLASS M
FUND
BF                                                   0.25      0.75      0.75        n/a
GSIF                                                 0.25      0.75      0.75       0.50
STBF                                                 0.25       n/a       n/a        n/a
STBFII                                               0.25       n/a       n/a       0.35

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class M shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. For the period 2/19/05 to 2/28/05, JPMDS received the following amounts as Distributor:

                                                                    FRONT-END
                                                                        SALES
(AMOUNTS IN THOUSANDS)                                     12b-1       CHARGE     CDSC
FUND
BF                                                         $  --        $   4    $   1
GSIF                                                           2           --^      --^
STBF                                                          --^          --^      --^
STBFII                                                         2            1       --

   ^  Amount rounds to less than one thousand.

JPMFD and JPMDS waived Distribution Fees as outlined in Note 4.F.

C. SHAREHOLDER SERVICING FEES -- Effective February 19, 2005, the Trusts have entered into a Shareholder Servicing Agreement on behalf of the Funds with JPMDS under which JPMDS provides account administration and personal account maintenance services to the shareholders. For performing these services JPMDS receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                     CLASS A   CLASS B   CLASS C   CLASS M   INSTITUTIONAL   SELECT   ULTRA
FUND
BF                                      0.25      0.25      0.25       n/a            0.10     0.25    0.00*
EIF                                      n/a       n/a       n/a       n/a            0.10      n/a     n/a
EMDF                                     n/a       n/a       n/a       n/a             n/a     0.25     n/a
GSIF                                    0.25      0.25      0.25      0.30            0.10     0.25     n/a
STBF                                    0.25       n/a       n/a       n/a            0.10     0.25     n/a
STBFII                                  0.25       n/a       n/a      0.25             n/a     0.25     n/a

   * Prior to February 19, 2005, the Shareholder Servicing Fee for BF ultra shares was 0.05%.

JPMDS may enter into service contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholding and administrative services.

In addition, JPMDS, Charles Schwab & Co. ("Schwab") and JPM I are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of BF, EIF, EMDF, GSIF and STBF available to customers of investment advisers and other financial intermediaries who are Schwab's clients. BF, EIF, EMDF, GSIF and STBF are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPM I and JPMDS is terminated, BF, EIF, EMDF, GSIF and STBF would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and JPMDS waived Shareholder Servicing Fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Effective February 19,2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. ("JPMFM" or the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds and all non-investor funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Funds' administrator, subject to the same fee arrangements.

JPMCB and JPMFM waived Administration Fees and reimbursed expenses as outlined in Note 4.F.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator and will continue to do so until mid-2005. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator. Beginning in mid-2005, J.P. Morgan Investor Services, Co. ("JPMIS") will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMIS will receive a portion of the fees payable to the Administrator.

F. WAIVERS AND REIMBURSEMENTS -- The Administrator, Advisor and Distributor have contractually agreed to waive fees and reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below (%):

                                     CLASS A   CLASS B   CLASS C   CLASS M   INSTITUTIONAL   SELECT   ULTRA
FUND
BF                                      0.75      1.50      1.50       n/a            0.49     0.69    0.40
EIF                                      n/a       n/a       n/a       n/a            0.25      n/a     n/a
EMDF                                     n/a       n/a       n/a       n/a             n/a     1.25     n/a
GSIF*                                   1.15      1.65      1.65      1.45            0.65     0.90     n/a
STBF                                    0.75       n/a       n/a       n/a            0.30     0.60     n/a
STBFII**                                0.75       n/a       n/a      0.99             n/a     0.50     n/a

   * Prior to February 19, 2005, the contractual expense limitation for GSIF Class A and Select class were 1.25% and 1.00%, respectively.
  ** Prior to February 19, 2005, the contractual expense limitation for STBFII
     Class M was 1.00%.

The contractual expense limitation agreements were in effect for the six months ended February 28, 2005. The expense limitation percentages in the table above are due to expire on December 31, 2006.

For the six months ended February 28, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                   CONTRACTUAL WAIVERS
                          -------------------------------------------------------------------
                          INVESTMENT                    SHAREHOLDER                                CONTRACTUAL
                            ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION      TOTAL   REIMBURSEMENTS
BF                            $   --           $  408        $  110          $  --     $  518           $   22
EIF                              166              137           139             --        442               --
EMDF                              17               20            46             --         83               --
GSIF                              69               24            18             --        111               13
STBF                              37              477           315             --^       829                8
STBFII                            --              215           426             10        651               --

   ^ Amount rounds to less than one thousand.

                                                                VOLUNTARY WAIVERS
                                             ---------------------------------------------------------
                                             INVESTMENT                    SHAREHOLDER
                                               ADVISORY   ADMINISTRATION     SERVICING    DISTRIBUTION
BF                                               $   --           $   20        $   --          $   --
EIF                                                  --               70            --              --
STBF                                                 --               11            --              --

G. OTHER -- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. and BISYS or their subsidiaries. Such officers received no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended February 28, 2005, STBF incurred approximately (in thousands) $50 as brokerage commissions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended February 28, 2005 are as follows (amounts in thousands):

                              SHAREHOLDER
                                SERVICING   DISTRIBUTION   TRANSFER AGENT *
BF
Class A                          $      4       $      4           $     14
Class B                                 2              7                  8
Class C                                --^             1                  1
Institutional                         147             --                 11
Select                                233             --                 21
Ultra                                  84             --                  7
---------------------------------------------------------------------------
                                 $    470       $     12           $     62
---------------------------------------------------------------------------

EIF
Institutional                    $    139       $     --           $      9

EMDF
Select                           $     46       $     --           $     12

GSIF
Class A                          $      1       $      1           $      5
Class B                                 1              1                 --
Class C                                --^            --^                --
Class M                                --^             1                 --
Institutional                          14             --                  8
Select                                  3             --                  7
---------------------------------------------------------------------------
                                 $     19       $      3           $     20
---------------------------------------------------------------------------

STBF
Class A                          $      4       $      4           $      9
Institutional                         311             --                 15
Select                                116             --                 16
---------------------------------------------------------------------------
                                 $    431       $      4           $     40
---------------------------------------------------------------------------

STBFII
Class A                          $     65       $     65           $     34
Class M                               697            976                  6
Select                                593             --                 12
---------------------------------------------------------------------------
                                 $  1,355       $  1,041           $     52
---------------------------------------------------------------------------

   ^ Amount rounds to less than one thousand.
   * Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended February 28, 2005 and the year ended August 31, 2004 are as follows (amounts in thousands):

                                SIX MONTHS ENDED 2/28/05                 YEAR ENDED 8/31/04
                            ---------------------------------   ------------------------------------
                                          NET                                 NET
                            INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME      REALIZED GAIN
BF
Class A                             $      61       $      91           $      78          $      71
Class B                                    26              55                  58                 76
Class C                                     3               6                   7                  9
Institutional                           6,446           8,858              13,088             11,950
Select                                  3,840           5,644               7,804              8,959
Ultra                                   7,926          10,597              14,764             13,144
----------------------------------------------------------------------------------------------------
                                    $  18,302       $  25,251           $  35,799          $  34,209
----------------------------------------------------------------------------------------------------

EIF
Institutional                       $   3,064       $      --           $   5,541          $      --

EMDF
Select                              $   1,372       $   4,588           $   3,506          $      --

GSIF
Class A                             $      18       $      --           $      28          $      --
Class B                                     6              --                  --                 --
Class C                                     2              --                  --                 --
Class M                                     6              --                  --                 --
Institutional                             615              --               3,689                 --
Select                                     47              --                 154                 --
----------------------------------------------------------------------------------------------------
                                    $     694       $      --           $   3,871          $      --
----------------------------------------------------------------------------------------------------

STBF
Class A                             $      47       $      --           $     131          $      --
Institutional                          11,396              --              17,897                 --
Select                                  1,511              --               2,353                 --
----------------------------------------------------------------------------------------------------
                                    $  12,954       $      --           $  20,381          $      --
----------------------------------------------------------------------------------------------------

STBFII
Class A                             $     688       $      --           $     955(a)       $      --
Class M                                 6,537              --              15,711(a)              --
Select                                  6,917              --              11,173(a)              --
----------------------------------------------------------------------------------------------------
                                    $  14,142       $      --           $  27,839          $      --
----------------------------------------------------------------------------------------------------

(a) Includes return of capital of $7, $80 and $62 for Class A, M and Select, respectively (amounts in thousands).

7. INVESTMENT TRANSACTIONS

For the six months ended February 28, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                       PURCHASES             SALES      PURCHASES            SALES
                                 (EXCLUDING U.S.   (EXCLUDING U.S.        OF U.S.          OF U.S.
                                     GOVERNMENT)       GOVERNMENT)     GOVERNMENT       GOVERNMENT
BF                                    $  268,151        $  256,957   $  2,118,985     $  2,113,673
EIF                                      118,239           192,008             --              948
EMDF                                       4,009             5,158         59,924           65,700
GSIF                                       4,928            13,112         73,527           69,290
STBF                                     212,140           292,376        167,856          141,717
STBFII                                   311,185           484,497        190,270          173,446

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2005 are as follows (amounts in thousands):

                                                             GROSS          GROSS   NET UNREALIZED
                                       AGGREGATE        UNREALIZED     UNREALIZED     APPRECIATION
                                            COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
BF                                  $  1,056,248         $  16,343     $   (8,382)        $  7,961
EIF                                      208,372               228           (339)            (111)
EMDF                                      27,506             2,895            (10)           2,885
GSIF                                      50,869             2,120         (1,238)             882
STBF                                     736,335             2,428         (8,360)          (5,932)
STBFII                                 1,027,060             2,373        (13,588)         (11,215)

9. BORROWINGS

Effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant, to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

The Funds had no borrowings outstanding at February 28, 2005, nor at any time during the six months then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

As to illiquid investments, a Fund is subject to the risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications. Each Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds can expect the risk of loss to be remote.

11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                                             BOND FUND
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
CLASS A
AMOUNT
    Shares sold                                                      $       753        $     1,767
    Shares issued in reinvestment of distributions                           142                143
    Shares redeemed                                                         (408)              (907)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $       487        $     1,003
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                               76                177
    Shares issued in reinvestment of distributions                            14                 14
    Shares redeemed                                                          (41)               (91)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        49                100
---------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                      $        60        $       237
    Shares issued in reinvestment of distributions                            36                 67
    Shares redeemed                                                         (284)              (836)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $      (188)       $      (532)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                6                 24
    Shares issued in reinvestment of distributions                             4                  7
    Shares redeemed                                                          (29)               (86)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                       (19)               (55)
---------------------------------------------------------------------------------------------------

                                                                       BOND FUND (CONTINUED)
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
CLASS C**
AMOUNT
    Shares sold                                                      $        34        $       127
    Shares issued in reinvestment of distributions                             8                 14
    Shares redeemed                                                          (32)              (199)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $        10        $       (58)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                3                 13
    Shares issued in reinvestment of distributions                             1                  1
    Shares redeemed                                                           (3)               (20)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                         1                 (6)
---------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                                      $    33,384        $    75,515
    Shares issued in reinvestment of distributions                         9,716             15,282
    Shares redeemed                                                      (69,366)          (252,219)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $   (26,266)       $  (161,422)
---------------------------------------------------------------------------------------------------

SHARES
    Shares sold                                                            3,403              7,584
    Shares issued in reinvestment of distributions                           997              1,545
    Shares redeemed                                                       (7,028)           (25,296)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    (2,628)           (16,167)
---------------------------------------------------------------------------------------------------

**   From commencement of offering class shares on March 31, 2003.

                                                                      BOND FUND (CONTINUED)
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
SELECT
AMOUNT
    Shares sold                                                      $    22,424        $    45,098
    Shares issued in reinvestment of distributions                         8,713             15,587
    Shares redeemed                                                      (26,730)          (179,415)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                               $     4,407        $  (118,730)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            2,271              4,528
    Shares issued in reinvestment of distributions                           894              1,575
    Shares redeemed                                                       (2,712)           (18,118)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                       453            (12,015)
---------------------------------------------------------------------------------------------------

ULTRA
AMOUNT
    Shares sold                                                      $    32,522        $    69,894
    Shares issued in reinvestment of distributions                        16,272             24,753
    Shares redeemed                                                      (61,980)          (159,036)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $   (13,186)       $   (64,389)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            3,290              7,078
    Shares issued in reinvestment of distributions                         1,669              2,501
    Shares redeemed                                                       (6,260)           (16,016)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    (1,301)            (6,437)
---------------------------------------------------------------------------------------------------

                                                                      ENHANCED INCOME FUND
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
INSTITUTIONAL
AMOUNT
    Shares sold                                                      $    35,296        $   263,773
    Shares issued in reinvestment of distributions                         2,289              3,814
    Shares redeemed                                                     (123,249)          (327,065)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $   (85,664)       $   (59,478)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            3,589             26,783
    Shares issued in reinvestment of distributions                           232                388
    Shares redeemed                                                      (12,527)           (33,263)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    (8,706)            (6,092)
---------------------------------------------------------------------------------------------------

                                                                    EMERGING MARKETS DEBT FUND
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
SELECT
AMOUNT
    Shares sold                                                      $    21,945        $    14,341
    Shares issued in reinvestment of distributions                         5,138              3,085
    Shares redeemed                                                      (24,021)           (45,233)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding               $     3,062        $   (27,807)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            2,349              1,542
    Shares issued in reinvestment of distributions                           578                330
    Shares redeemed                                                       (2,531)            (4,787)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                       396             (2,915)
---------------------------------------------------------------------------------------------------

                                                                         GLOBAL STRATEGIC INCOME FUND
                                                                     -------------------------------------
                                                                      SIX MONTHS ENDED          YEAR ENDED
                                                                     FEBRUARY 28, 2005    AUGUST 31, 2004@
CLASS A
AMOUNT
    Shares sold                                                            $       289         $       838
    Shares issued in connection with Fund Reorganization (Note 2)                3,011
    Shares issued in reinvestment of distributions                                  17                  26
    Shares redeemed                                                               (294)               (466)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                     $     3,023         $       398
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     31                  93
    Shares issued in connection with Fund Reorganization (Note 2)                  325
    Shares issued in reinvestment of distributions                                   2                   3
    Shares redeemed                                                                (32)                (52)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                             326                  44
----------------------------------------------------------------------------------------------------------

CLASS B*
AMOUNT
    Shares sold                                                            $        45         $        --
    Shares issued in connection with Fund Reorganization (Note 2)                7,328
    Shares issued in reinvestment of distributions                                   3                  --
    Shares redeemed                                                                (37)               (317)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                     $     7,339         $      (317)
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                      4                  --
    Shares issued in connection with Fund Reorganization (Note 2)                  792
    Shares issued in reinvestment of distributions                                  --^                 --
    Shares redeemed                                                                 (4)                (36)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                             792                 (36)
----------------------------------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.
*    From commencement of offering of shares on February 19, 2005.
@    For Class B Shares, activity through September 12, 2003.

                                                                  GLOBAL STRATEGIC INCOME FUND (CONTINUED)
                                                                  ----------------------------------------
                                                                     SIX MONTHS ENDED         YEAR ENDED
                                                                    FEBRUARY 28, 2005    AUGUST 31, 2004
CLASS C*
AMOUNT
    Shares sold                                                             $      --^            $     --
    Shares issued in connection with Fund Reorganization (Note 2)               2,925
    Shares issued in reinvestment of distributions                                  2                   --
    Shares redeemed                                                               (13)                  --
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                      $   2,914             $     --
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                    --^                  --
    Shares issued in connection with Fund Reorganization (Note 2)                 316
    Shares issued in reinvestment of distributions                                 --^                  --
    Shares redeemed                                                                (2)                  --
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                            314                   --
----------------------------------------------------------------------------------------------------------
CLASS M*
AMOUNT
    Shares sold                                                             $       2             $     --
    Shares issued in connection with Fund Reorganization (Note 2)               6,507
    Shares issued in reinvestment of distributions                                 --                   --
    Shares redeemed                                                                --                   --
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                      $   6,509             $     --
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     1                   --
    Shares issued in connection with Fund Reorganization (Note 2)                 702
    Shares issued in reinvestment of distributions                                 --                   --
    Shares redeemed                                                                --                   --
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                            703                   --
----------------------------------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.
*    From commencement of offering of shares on February 19, 2005.

                                                                  GLOBAL STRATEGIC INCOME FUND (CONTINUED)
                                                                  ----------------------------------------
                                                                     SIX MONTHS ENDED           YEAR ENDED
                                                                    FEBRUARY 28, 2005      AUGUST 31, 2004
INSTITUTIONAL
AMOUNT
    Shares sold                                                           $     1,421          $       861
    Shares issued in reinvestment of distributions                                 50                  263
    Shares redeemed                                                           (18,275)             (70,986)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    $   (16,804)         $   (69,862)
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                   154                   94
    Shares issued in reinvestment of distributions                                  5                   29
    Shares redeemed                                                            (1,989)              (7,786)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                         (1,830)              (7,663)
----------------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                           $       269          $       271
    Shares issued in reinvestment of distributions                                 44                  141
    Shares redeemed                                                              (271)              (1,058)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    $        42          $      (646)
----------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                    29                   30
    Shares issued in reinvestment of distributions                                  5                   15
    Shares redeemed                                                               (29)                (116)
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                              5                  (71)
----------------------------------------------------------------------------------------------------------

                                                                       SHORT TERM BOND FUND
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
CLASS A
AMOUNT
    Shares sold                                                     $      1,302       $      1,777
    Shares issued in reinvestment of distributions                            34                 60
    Shares redeemed                                                         (479)            (7,872)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $        857       $     (6,035)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              133                180
    Shares issued in reinvestment of distributions                             3                  6
    Shares redeemed                                                          (49)              (800)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                        87               (614)
---------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                                     $     68,286       $    232,147
    Shares issued in reinvestment of distributions                         7,638             12,345
    Shares redeemed                                                      (96,095)          (406,830)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $    (20,171)      $   (162,338)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            6,969             23,525
    Shares issued in reinvestment of distributions                           781              1,252
    Shares redeemed                                                       (9,810)           (41,331)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    (2,060)           (16,554)
---------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                     $     21,511       $     46,594
    Shares issued in reinvestment of distributions                           889              1,497
    Shares redeemed                                                      (15,495)           (75,703)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $      6,905       $    (27,612)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            2,203              4,723
    Shares issued in reinvestment of distributions                            91                152
    Shares redeemed                                                       (1,583)            (7,682)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                       711             (2,807)
---------------------------------------------------------------------------------------------------

                                                                    SHORT TERM BOND FUND II
                                                               ------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED
                                                               FEBRUARY 28, 2005    AUGUST 31, 2004
CLASS A
AMOUNT
    Shares sold                                                     $      2,164       $     45,840
    Shares issued in reinvestment of distributions                           616                815
    Shares redeemed                                                       (8,850)           (35,304)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $     (6,070)      $     11,351
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              213              4,499
    Shares issued in reinvestment of distributions                            61                 80
    Shares redeemed                                                         (873)            (3,449)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                      (599)             1,130
---------------------------------------------------------------------------------------------------
CLASS M
AMOUNT
    Shares sold                                                     $      7,495       $     62,729
    Shares issued in reinvestment of distributions                             2                 20
    Shares redeemed                                                     (146,643)          (584,516)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $   (139,146)      $   (521,767)
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                              739              6,131
    Shares issued in reinvestment of distributions                            --^                 2
    Shares redeemed                                                      (14,442)           (57,237)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                   (13,703)           (51,104)
---------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                                     $     52,300       $    354,225
    Shares issued in reinvestment of distributions                           560              1,103
    Shares redeemed                                                      (76,182)          (203,163)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding              $    (23,322)      $    152,165
---------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                            5,141             34,518
    Shares issued in reinvestment of distributions                            55                108
    Shares redeemed                                                       (7,493)           (19,866)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund shares outstanding                    (2,297)            14,760
---------------------------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS

CLASS A

                                                                 PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ---------------------------------------    ------------------------------------------
                                                              NET GAINS
                                                         OR (LOSSES) ON
                                NET ASSET           NET      SECURITIES                  DIVIDENDS
                                   VALUE,    INVESTMENT           (BOTH   TOTAL FROM      FROM NET   DISTRIBUTIONS
                                BEGINNING        INCOME    REALIZED AND   INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD        (LOSS)     UNREALIZED)   OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BOND FUND
Six Months Ended 2/28/05          $ 10.05          0.17            0.08         0.25          0.20            0.30            0.50
Year Ended 8/31/04                $ 10.03          0.32            0.32         0.64          0.32            0.30            0.62
Year Ended 8/31/03                $ 10.07          0.40            0.04         0.44          0.40            0.08            0.48
11/1/01 Through 8/31/02^^         $ 10.08          0.31            0.05         0.36          0.31            0.06            0.37
9/10/01** Through 10/31/01        $  9.89          0.06^           0.20         0.26          0.07              --            0.07

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05          $  9.08          0.18^           0.15         0.33          0.17              --            0.17
Year Ended 8/31/04                $  8.92          0.48^           0.15         0.63          0.47              --            0.47
Year Ended 8/31/03                $  8.64          0.40^           0.31         0.71          0.43              --            0.43
11/1/01 Through 8/31/02^^         $  8.91          0.55           (0.33)        0.22          0.47            0.02            0.49
9/10/01** Through 10/31/01        $  9.13          0.09^          (0.22)       (0.13)         0.09              --            0.09

SHORT TERM BOND FUND
Six Months Ended 2/28/05          $  9.84          0.14           (0.12)        0.02          0.15              --            0.15
Year Ended 8/31/04                $  9.85          0.20           (0.01)        0.19          0.20              --            0.20
Year Ended 8/31/03                $ 10.03          0.24           (0.03)        0.21          0.25            0.14            0.39
11/1/01 Through 8/31/02^^         $ 10.01          0.27            0.05         0.32          0.26            0.04            0.30
9/10/01** Through 10/31/01        $  9.87          0.05^           0.15         0.20          0.06              --            0.06

** Commencement of offering of class of shares.
 ^ Calculated based upon average shares outstanding.
^^ The fund changed its fiscal year end from October 31 to August 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------
                                     NET ASSET
                                    VALUE, END                TOTAL
                                     OF PERIOD        RETURN (1)(b)
BOND FUND
Six Months Ended 2/28/05               $  9.80               2.48%
Year Ended 8/31/04                     $ 10.05               6.61%
Year Ended 8/31/03                     $ 10.03               4.32%
11/1/01 Through 8/31/02^^              $ 10.07               3.72%
9/10/01** Through 10/31/01             $ 10.08               2.63%

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05               $  9.24               3.65%
Year Ended 8/31/04                     $  9.08               7.20%
Year Ended 8/31/03                     $  8.92               8.33%
11/1/01 Through 8/31/02^^              $  8.64               2.54%
9/10/01** Through 10/31/01             $  8.91              (2.30%)

SHORT TERM BOND FUND
Six Months Ended 2/28/05               $  9.71               0.16%
Year Ended 8/31/04                     $  9.84               1.92%
Year Ended 8/31/03                     $  9.85               2.08%
11/1/01 Through 8/31/02^^              $ 10.03               3.18%
9/10/01** Through 10/31/01             $ 10.01               2.01%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                -------------------------------------------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                              -----------------------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                NET ASSETS,                       NET              EXPENSES           INCOME (LOSS)
                                     END OF                INVESTMENT      WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                     PERIOD        NET         INCOME        REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                                 (MILLIONS)   EXPENSES         (LOSS)  AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (b)
BOND FUND
Six Months Ended 2/28/05               $  3       0.74%          3.36%                 1.90%                   2.20%         243%
Year Ended 8/31/04                     $  3       0.75%          3.19%                 1.88%                   2.06%         571%
Year Ended 8/31/03                     $  2       0.75%          3.86%                 1.59%                   3.02%         679%
11/1/01 Through 8/31/02^^              $  1       0.75%          3.59%                 5.64%                  (1.30%)        572%
9/10/01** Through 10/31/01             $ --+      0.75%          3.93%                10.75%                  (6.07%)        423%

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05               $  4       1.22%          3.79%                 2.69%                   2.32%         261%
Year Ended 8/31/04                     $  1       1.27%(o)       5.31%                 4.23%                   2.35%         152%
Year Ended 8/31/03                     $ --+      1.25%          4.45%                 7.26%                  (1.56%)        248%
11/1/01 Through 8/31/02^^              $ --+      1.25%          6.20%                35.90%@                (28.45%)@       178%
9/10/01** Through 10/31/01             $ --+      1.25%          6.99%                11.01%                  (2.77%)        107%

SHORT TERM BOND FUND
Six Months Ended 2/28/05               $  3       0.75%          2.88%                 1.54%                   2.09%          56%
Year Ended 8/31/04                     $  3       0.75%          2.00%                 1.17%                   1.58%         261%
Year Ended 8/31/03                     $  9       0.75%          2.39%                 1.10%                   2.04%         386%
11/1/01 Through 8/31/02^^              $ 10       0.75%          3.01%                 1.00%                   2.76%         215%
9/10/01** Through 10/31/01             $  2       0.75%          3.62%                10.76%                  (6.39%)        160%

  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
(o) Includes interest expense for custody overdraft of 1 basis point.
  @ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PER SHARE OPERATING PERFORMANCE:
                          ---------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                      ---------------------------------------  ----------------------------------------------------
                                                       NET GAINS
                                                  OR (LOSSES) ON
                          NET ASSET          NET      SECURITIES                DIVIDENDS
                             VALUE,   INVESTMENT           (BOTH   TOTAL FROM    FROM NET  DISTRIBUTIONS        TAX
                          BEGINNING       INCOME    REALIZED AND   INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF           TOTAL
                          OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS      INCOME          GAINS    CAPITAL   DISTRIBUTIONS
SHORT TERM BOND FUND II
Six Months Ended 2/28/05    $ 10.21         0.14           (0.15)       (0.01)       0.13             --         --            0.13
Year Ended 8/31/04          $ 10.23         0.21^          (0.02)        0.19        0.21             --         --+           0.21
Year Ended 8/31/03          $ 10.33         0.23^          (0.04)        0.19        0.24           0.05         --+           0.29
11/1/01 Through 8/31/02^^   $ 10.38         0.25            0.06         0.31        0.25           0.11         --            0.36
Year Ended 10/31/01         $  9.89         0.43^           0.53         0.96        0.47             --         --            0.47
Year Ended 10/31/00         $  9.94         0.56           (0.05)        0.51        0.56             --         --            0.56
Year Ended 10/31/99         $ 10.14         0.46           (0.20)        0.26        0.46             --         --            0.46

 ^ Calculated based upon average shares outstanding.
 + Rounds to less than .005 per share amount.
^^ The fund changed its fiscal year from October 31 to August 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                   PER SHARE OPERATING PERFORMANCE:
                                   --------------------------------
                                     NET ASSET
                                    VALUE, END         TOTAL
                                     OF PERIOD        RETURN (1)(b)
SHORT TERM BOND FUND II
Six Months Ended 2/28/05               $ 10.07       (0.06%)
Year Ended 8/31/04                     $ 10.21        1.85%
Year Ended 8/31/03                     $ 10.23        1.88%
11/1/01 Through 8/31/02^^              $ 10.33        3.06%
Year Ended 10/31/01                    $ 10.38        9.95%
Year Ended 10/31/00                    $  9.89        5.27%
Year Ended 10/31/99                    $  9.94        2.64%

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                               -----------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                 NET ASSETS,                       NET               EXPENSES          INCOME (LOSS)
                                      END OF                INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                      PERIOD        NET         INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                  (MILLIONS)   EXPENSES         (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
SHORT TERM BOND FUND II
Six Months Ended 2/28/05                $ 49       0.75%          2.67%                  1.07%                  2.35%         47%
Year Ended 8/31/04                      $ 55       0.75%          2.03%                  1.10%                  1.68%        253%
Year Ended 8/31/03                      $ 44       0.75%          2.31%                  0.96%                  2.10%        319%
11/1/01 Through 8/31/02^^               $ 70       0.75%          2.66%                  1.00%                  2.41%        192%
Year Ended 10/31/01                     $ 52       0.75%          4.25%                  1.15%                  3.85%        315%
Year Ended 10/31/00                     $ 19       0.75%          5.68%                  1.37%                  5.06%        139%
Year Ended 10/31/99                     $ 22       0.75%          4.58%                  1.37%                  3.96%        302%

  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end sales load.
(b) Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                          --------------------------------------  ----------------------------------------
                                                           NET GAINS
                                                      OR (LOSSES) ON
                               NET ASSET         NET      SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT           (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME    REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD      (LOSS)     UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
BOND FUND
Six Months Ended 2/28/05      $     9.97        0.13            0.08        0.21        0.14           0.30           0.44
Year Ended 8/31/04            $     9.95        0.25            0.32        0.57        0.25           0.30           0.55
Year Ended 8/31/03            $    10.05        0.33           (0.03)       0.30        0.32           0.08           0.40
11/1/01 Through 8/31/02^^     $    10.08        0.24            0.03        0.27        0.24           0.06           0.30
9/10/01** Through 10/31/01    $     9.89        0.06^           0.19        0.25        0.06             --           0.06

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $     9.26        0.01^          (0.02)      (0.01)       0.01             --           0.01

^^   The fund changed its fiscal year from October 31 to August 31.
**   Commencement of offering of class of shares.
 ^   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                  NET ASSET
                                 VALUE, END       TOTAL
                                  OF PERIOD      RETURN (1)(b)
BOND FUND
Six Months Ended 2/28/05      $        9.74      2.09%
Year Ended 8/31/04            $        9.97      5.89%
Year Ended 8/31/03            $        9.95      2.94%
11/1/01 Through 8/31/02^^     $       10.05      2.83%
9/10/01** Through 10/31/01    $       10.08      2.53%

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $        9.24     (0.13%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                            -------------------------------------------------------------------
                                                                                                NET INVESTMENT
                              NET ASSETS,                     NET              EXPENSES          INCOME (LOSS)
                                   END OF              INVESTMENT      WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD        NET       INCOME        REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
BOND FUND
Six Months Ended 2/28/05      $         2       1.49%        2.65%                 2.41%                  1.73%        243%
Year Ended 8/31/04            $         2       1.50%        2.48%                 2.36%                  1.62%        571%
Year Ended 8/31/03            $         2       1.50%        3.19%                 2.14%                  2.55%        679%
11/1/01 Through 8/31/02^^     $         1       1.50%        2.80%                 6.02%                 (1.72%)       572%
9/10/01** Through 10/31/01    $        --+      1.48%        4.07%                11.25%                 (5.70%)       423%

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $         7       1.65%        4.04%                 2.11%                  3.58%        261%

  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C

                                                            PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                          --------------------------------------  ----------------------------------------
                                                           NET GAINS
                                                      OR (LOSSES) ON
                               NET ASSET         NET      SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT           (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME    REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD      (LOSS)     UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
BOND FUND
Six Months Ended 2/28/05      $    10.03        0.13            0.08        0.21        0.14           0.30           0.44
Year Ended 8/31/04            $    10.01        0.24            0.33        0.57        0.25           0.30           0.55
3/31/03** Through 8/31/03     $    10.22        0.14           (0.21)      (0.07)       0.14             --           0.14

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $     9.26        0.01^          (0.02)      (0.01)       0.01             --           0.01

**   Commencement of offering of class of shares.
 ^   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                  NET ASSET
                                 VALUE, END       TOTAL
                                  OF PERIOD      RETURN (1)(b)
BOND FUND
Six Months Ended 2/28/05      $        9.80      2.09%
Year Ended 8/31/04            $       10.03      5.84%
3/31/03** Through 8/31/03     $       10.01     (0.69%)

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $        9.24     (0.13%)

                                                               RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                            -------------------------------------------------------------------
                                                                                                NET INVESTMENT
                              NET ASSETS,                     NET              EXPENSES          INCOME (LOSS)
                                   END OF              INVESTMENT      WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD        NET       INCOME        REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
BOND FUND
Six Months Ended 2/28/05      $        --+      1.49%        2.62%                 2.40%                  1.71%        243%
Year Ended 8/31/04            $        --+      1.50%        2.45%                 2.36%                  1.59%        571%
3/31/03** Through 8/31/03     $        --+      1.50%        3.02%                 1.78%                  2.74%        679%

GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $         3       1.65%        4.04%                 2.11%                  3.58%        261%

  #  Short periods have been annualized.
(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS M

                                                                   PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                         --------------------------------------  ---------------------------------------------------
                                                          NET GAINS
                                                     OR (LOSSES) ON
                              NET ASSET         NET      SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT           (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS        TAX
                              BEGINNING      INCOME    REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                              OF PERIOD      (LOSS)     UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05    $     9.26        0.01^          (0.02)      (0.01)       0.01             --         --           0.01

SHORT TERM BOND FUND II
Six Months Ended 2/28/05     $    10.21        0.12           (0.14)      (0.02)       0.12             --                      0.12
Year Ended 8/31/04           $    10.23        0.18^          (0.02)       0.16        0.18             --         --+          0.18
Year Ended 8/31/03           $    10.33        0.21^          (0.04)       0.17        0.22           0.05         --+          0.27
11/1/01 Through 8/31/02^^    $    10.37        0.23            0.06        0.29        0.22           0.11         --           0.33
Year Ended 10/31/01          $     9.89        0.35^           0.58        0.93        0.45             --         --           0.45
Year Ended 10/31/00          $     9.94        0.54           (0.05)       0.49        0.54             --         --           0.54
7/1/99** Through 10/31/99    $     9.98        0.16           (0.04)       0.12        0.16             --         --           0.16

**   Commencement of offering of class of shares.
 ^   Calculated based upon average shares outstanding.
 +   Rounds to less than .005 per share amount.
^^   The fund changed its fiscal year from October 31 to August 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                  NET ASSET
                                 VALUE, END       TOTAL
                                  OF PERIOD      RETURN (1)(b)
GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $        9.24     (0.13%)

SHORT TERM BOND FUND II
Six Months Ended 2/28/05      $       10.07     (0.19%)
Year Ended 8/31/04            $       10.21      1.58%
Year Ended 8/31/03            $       10.23      1.64%
11/1/01 Through 8/31/02^^     $       10.33      2.92%
Year Ended 10/31/01           $       10.37      9.63%
Year Ended 10/31/00           $        9.89      5.04%
7/1/99** Through 10/31/99     $        9.94      1.26%

                                                                RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                            ------------------------------------------------------------------
                                                                                               NET INVESTMENT
                              NET ASSETS,                     NET              EXPENSES         INCOME (LOSS)
                                   END OF              INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD        NET       INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS        RATE (b)
GLOBAL STRATEGIC INCOME FUND
2/19/05** Through 2/28/05     $         6       1.45%        4.23%                 1.91%                 3.78%        261%

SHORT TERM BOND FUND II
Six Months Ended 2/28/05      $       497       0.99%        2.40%                 1.03%                 2.36%         47%
Year Ended 8/31/04            $       643       1.00%        1.75%                 1.04%                 1.71%        253%
Year Ended 8/31/03            $     1,168       1.00%        2.07%                 1.04%                 2.03%        319%
11/1/01 Through 8/31/02^^     $     1,127       1.00%        2.41%                 1.03%                 2.38%        192%
Year Ended 10/31/01           $       689       1.00%        3.45%                 1.11%                 3.34%        315%
Year Ended 10/31/00           $        13       0.99%        5.51%                 1.73%                 4.77%        139%
7/1/99** Through 10/31/99     $         3       0.97%        4.72%                 1.41%                 4.28%        302%

  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL

                                                            PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                                    INCOME FROM INVESTMENT OPERATIONS:
                                                            -------------------------------------------------
                                                                                  NET GAINS
                                                                             OR (LOSSES) ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
BOND FUND
Six Months Ended 2/28/05                   $         9.96             0.18             0.08              0.26
Year Ended 8/31/04                         $         9.94             0.35             0.32              0.67
Year Ended 8/31/03                         $        10.04             0.42            (0.02)             0.40
11/1/01 Through 8/31/02^^                  $        10.08             0.34             0.02              0.36
Year Ended 10/31/01                        $         9.43             0.58^            0.65              1.23
Year Ended 10/31/00                        $         9.41             0.60             0.02              0.62
Year Ended 10/31/99                        $        10.10             0.57            (0.57)               --

ENHANCED INCOME FUND
Six Months Ended 2/28/05                   $         9.84             0.11            (0.01)             0.10
Year Ended 8/31/04                         $         9.86             0.14            (0.02)             0.12
Year Ended 8/31/03                         $         9.98             0.23            (0.12)             0.11
11/30/01* Through 8/31/02                  $        10.00             0.18            (0.02)             0.16

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05                   $         9.08             0.20^            0.16              0.36
Year Ended 8/31/04                         $         8.92             0.51^            0.17              0.68
Year Ended 8/31/03                         $         8.65             0.48^            0.27              0.75
11/1/01 Through 8/31/02^^                  $         8.95             0.47            (0.30)             0.17
Year Ended 10/31/01                        $         9.29             0.69^           (0.16)             0.53
Year Ended 10/31/00                        $         9.35             0.88            (0.25)             0.63
Year Ended 10/31/99                        $         9.72             0.62            (0.37)             0.25

                                                             PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                           LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS              TAX
                                               INVESTMENT     FROM CAPITAL        RETURN OF             TOTAL
                                                   INCOME            GAINS          CAPITAL     DISTRIBUTIONS
BOND FUND
Six Months Ended 2/28/05                             0.21             0.30               --              0.51
Year Ended 8/31/04                                   0.35             0.30               --              0.65
Year Ended 8/31/03                                   0.42             0.08               --              0.50
11/1/01 Through 8/31/02^^                            0.34             0.06               --              0.40
Year Ended 10/31/01                                  0.58               --               --              0.58
Year Ended 10/31/00                                  0.60               --(a)            --              0.60
Year Ended 10/31/99                                  0.57             0.12               --              0.69

ENHANCED INCOME FUND
Six Months Ended 2/28/05                             0.11               --               --              0.11
Year Ended 8/31/04                                   0.14               --               --              0.14
Year Ended 8/31/03                                   0.23               --               --              0.23
11/30/01* Through 8/31/02                            0.18               --               --              0.18

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05                             0.20               --               --              0.20
Year Ended 8/31/04                                   0.52               --               --              0.52
Year Ended 8/31/03                                   0.48               --               --              0.48
11/1/01 Through 8/31/02^^                            0.45               --             0.02              0.47
Year Ended 10/31/01                                  0.87               --               --              0.87
Year Ended 10/31/00                                  0.69               --               --              0.69
Year Ended 10/31/99                                  0.62               --               --              0.62

 ^^  The fund changed its fiscal year end from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.
(a)  Rounds to less than .005 per share amount.
  *  Commencement of operations.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                           PER SHARE OPERATING PERFORMANCE:
                                           --------------------------------
                                                NET ASSET
                                               VALUE, END         TOTAL
                                                OF PERIOD        RETURN (b)
BOND FUND
Six Months Ended 2/28/05                   $         9.71          2.71%
Year Ended 8/31/04                         $         9.96          6.96%
Year Ended 8/31/03                         $         9.94          3.99%
11/1/01 Through 8/31/02^^                  $        10.04          3.71%
Year Ended 10/31/01                        $        10.08         13.46%
Year Ended 10/31/00                        $         9.43          6.83%
Year Ended 10/31/99                        $         9.41          0.03%

ENHANCED INCOME FUND
Six Months Ended 2/28/05                   $         9.83          1.03%
Year Ended 8/31/04                         $         9.84          1.28%
Year Ended 8/31/03                         $         9.86          1.14%
11/30/01* Through 8/31/02                  $         9.98          1.58%

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05                   $         9.24          3.94%
Year Ended 8/31/04                         $         9.08          7.85%
Year Ended 8/31/03                         $         8.92          8.86%
11/1/01 Through 8/31/02^^                  $         8.65          1.92%
Year Ended 10/31/01                        $         8.95          5.86%
Year Ended 10/31/00                        $         9.29          6.93%
Year Ended 10/31/99                        $         9.35          2.62%

                                                                RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS:#
                                            ---------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                              NET ASSETS,                        NET              EXPENSES         INCOME (LOSS)
                                   END OF                 INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD         NET         INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                               (MILLIONS)    EXPENSES         (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS        RATE (b)
BOND FUND
Six Months Ended 2/28/05       $      284        0.49%          3.65%                 0.61%                 3.53%        243%
Year Ended 8/31/04             $      318        0.49%          3.51%                 0.62%                 3.38%        571%
Year Ended 8/31/03             $      478        0.49%          4.10%                 0.60%                 3.99%        679%
11/1/01 Through 8/31/02^^      $      747        0.49%          4.14%                 0.58%                 4.05%        572%
Year Ended 10/31/01            $    1,016        0.49%          5.98%                 0.51%                 5.96%        423%(x)
Year Ended 10/31/00            $      907        0.49%          6.37%                 0.49%                 6.37%        531%(x)
Year Ended 10/31/99            $    1,041        0.50%          5.92%                 0.51%                 5.91%        465%(x)

ENHANCED INCOME FUND
Six Months Ended 2/28/05       $      208        0.20%          2.23%                 0.57%                 1.86%         45%
Year Ended 8/31/04             $      294        0.20%          1.47%                 0.56%                 1.12%        156%
Year Ended 8/31/03             $      354        0.20%          2.33%                 0.56%                 1.97%        328%
11/30/01* Through 8/31/02      $      300        0.20%          2.40%                 0.68%                 1.92%        120%

GLOBAL STRATEGIC INCOME FUND
Six Months Ended 2/28/05       $       23        0.65%          4.38%                 1.38%                 3.65%        261%
Year Ended 8/31/04             $       40        0.66%(o)       5.63%                 1.22%                 5.07%        152%
Year Ended 8/31/03             $      108        0.65%          5.42%                 0.97%                 5.10%        248%
11/1/01 Through 8/31/02^^      $      135        0.65%          6.44%                 0.98%                 6.11%        178%
Year Ended 10/31/01            $      143        0.65%          7.50%                 0.80%                 7.35%        107%(y)
Year Ended 10/31/00            $      163        0.65%          7.36%                 0.80%                 7.21%        266%(y)
Year Ended 10/31/99            $      183        0.65%          6.70%                 0.78%                 5.29%        318%(y)

  # Short periods have been annualized.
(b) Not annualized for periods less than one year.
(x) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(y) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(o) Includes interest expense for custody overdraft of 1 basis point.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PER SHARE OPERATING PERFORMANCE:
                            ---------------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        ------------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                      OR (LOSSES) ON
                            NET ASSET          NET        SECURITIES                  DIVIDENDS
                               VALUE,   INVESTMENT             (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                            BEGINNING       INCOME      REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                            OF PERIOD       (LOSS)       UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
SHORT TERM BOND FUND
Six Months Ended 2/28/05    $    9.85         0.16             (0.12)         0.04         0.18              --            0.18
Year Ended 8/31/04          $    9.86         0.25             (0.02)         0.23         0.24              --            0.24
Year Ended 8/31/03          $   10.05         0.28             (0.04)         0.24         0.29            0.14            0.43
11/1/01 Through 8/31/02^^   $   10.03         0.29              0.06          0.35         0.29            0.04            0.33
Year Ended 10/31/01         $    9.58         0.54^             0.46          1.00         0.55              --            0.55
Year Ended 10/31/00         $    9.67         0.60             (0.08)         0.52         0.61              --            0.61
Year Ended 10/31/99         $    9.96         0.58             (0.29)         0.29         0.54            0.04            0.58

 ^^  The fund changed its fiscal year end from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                             NET ASSET
                            VALUE, END             TOTAL
                             OF PERIOD            RETURN (b)
SHORT TERM BOND FUND
Six Months Ended 2/28/05    $     9.71              0.39%
Year Ended 8/31/04          $     9.85              2.38%
Year Ended 8/31/03          $     9.86              2.44%
11/1/01 Through 8/31/02^^   $    10.05              3.55%
Year Ended 10/31/01         $    10.03             10.70%
Year Ended 10/31/00         $     9.58              5.49%
Year Ended 10/31/99         $     9.67              3.03%

                                                                RATIOS/SUPPLEMENTAL DATA:
                            ------------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                          ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                            NET ASSETS,                      NET                EXPENSES          INCOME (LOSS)
                                 END OF               INVESTMENT        WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                 PERIOD        NET        INCOME          REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
SHORT TERM BOND FUND
Six Months Ended 2/28/05    $       613       0.30%         3.30%                   0.54%                  3.06%          56%
Year Ended 8/31/04          $       642       0.30%         2.49%                   0.55%                  2.24%         261%
Year Ended 8/31/03          $       806       0.30%         2.85%                   0.55%                  2.60%         386%
11/1/01 Through 8/31/02^^   $       618       0.30%         3.53%                   0.54%                  3.29%         215%
Year Ended 10/31/01         $       697       0.30%         5.52%                   0.48%                  5.34%         160%(z)
Year Ended 10/31/00         $       415       0.30%         6.30%                   0.47%                  6.13%         271%(z)
Year Ended 10/31/99         $       354       0.29%         5.51%                   0.51%                  5.29%         398%(z)

  #  Short periods have been annualized.
(b)  Not annualized for periods less than one year.
(z) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                       PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:
                                         ----------------------------------------
                                                          NET GAINS
                                                        (LOSSES) ON
                             NET ASSET          NET      SECURITIES
                                VALUE,   INVESTMENT           (BOTH    TOTAL FROM
                             BEGINNING       INCOME    REALIZED AND    INVESTMENT
                             OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS
BOND FUND@
Six Months Ended 2/28/05     $    9.97         0.17            0.07          0.24
Year Ended 8/31/04           $    9.94         0.33            0.33          0.66
Year Ended 8/31/03           $   10.04         0.40           (0.01)         0.39
11/1/01 Through 8/31/02^^    $   10.08         0.32            0.02          0.34
Year Ended 10/31/01          $    9.43         0.52^           0.70          1.22
Year Ended 10/31/00          $    9.41         0.58            0.02          0.60
Year Ended 10/31/99          $   10.09         0.55           (0.57)        (0.02)

EMERGING MARKETS DEBT FUND
Six Months Ended 2/28/05     $    9.58         0.31            0.71          1.02
Year Ended 8/31/04           $    9.02         0.67            0.60          1.27
Year Ended 8/31/03           $    7.53         0.68            1.53          2.21
8/1/02 Through 8/31/02^^^    $    7.05         0.05            0.49          0.54
Year Ended 7/31/02           $    7.82         0.77           (0.77)           --
Year Ended 7/31/01           $    8.77         0.88           (0.87)         0.01
Year Ended 7/31/00           $    7.29         0.95            1.42          2.37

GLOBAL STRATEGIC INCOME
FUND@
Six Months Ended 2/28/05     $    9.08         0.18^           0.16          0.34
Year Ended 8/31/04           $    8.92         0.49^           0.16          0.65
Year Ended 8/31/03           $    8.65         0.45^           0.27          0.72
11/1/01 Through 8/31/02^^    $    8.95         0.45           (0.31)         0.14
Year Ended 10/31/01          $    9.42         0.67^          (0.38)         0.29
Year Ended 10/31/00          $    9.47         0.87           (0.26)         0.61
Year Ended 10/31/99          $    9.84         0.60           (0.38)         0.22

                                        PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------
                                               LESS DISTRIBUTIONS:
                             ------------------------------------------------------
                              DIVIDENDS
                               FROM NET   DISTRIBUTIONS         TAX
                             INVESTMENT    FROM CAPITAL   RETURN OF           TOTAL
                                 INCOME           GAINS     CAPITAL   DISTRIBUTIONS
BOND FUND@
Six Months Ended 2/28/05           0.20            0.30          --            0.50
Year Ended 8/31/04                 0.33            0.30          --            0.63
Year Ended 8/31/03                 0.41            0.08          --            0.49
11/1/01 Through 8/31/02^^          0.32            0.06          --            0.38
Year Ended 10/31/01                0.57              --          --            0.57
Year Ended 10/31/00                0.58              --          --            0.58
Year Ended 10/31/99                0.56            0.10          --            0.66

EMERGING MARKETS DEBT FUND
Six Months Ended 2/28/05           0.34            1.31          --            1.65
Year Ended 8/31/04                 0.71              --          --            0.71
Year Ended 8/31/03                 0.72              --          --            0.72
8/1/02 Through 8/31/02^^^          0.06              --          --            0.06
Year Ended 7/31/02                 0.77              --          --            0.77
Year Ended 7/31/01                 0.96              --          --            0.96
Year Ended 7/31/00                 0.89              --          --            0.89

GLOBAL STRATEGIC INCOME
FUND@
Six Months Ended 2/28/05           0.18              --          --            0.18
Year Ended 8/31/04                 0.49              --          --            0.49
Year Ended 8/31/03                 0.45              --          --            0.45
11/1/01 Through 8/31/02^^          0.42              --        0.02            0.44
Year Ended 10/31/01                0.76              --          --            0.76
Year Ended 10/31/00                0.66              --          --            0.66
Year Ended 10/31/99                0.59              --          --            0.59

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.
 ^^  The fund changed its fiscal year end from October 31 to August 31.
^^^  The fund changed its fiscal year end from July 31 to August 31.
  ^  Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                              NET ASSET
                             VALUE, END                 TOTAL
                              OF PERIOD                RETURN (b)
BOND FUND@
Six Months Ended 2/28/05     $     9.71                  2.47%
Year Ended 8/31/04           $     9.97                  6.88%
Year Ended 8/31/03           $     9.94                  3.82%
11/1/01 Through 8/31/02^^    $    10.04                  3.57%
Year Ended 10/31/01          $    10.08                 13.32%
Year Ended 10/31/00          $     9.43                  6.61%
Year Ended 10/31/99          $     9.41                 (0.23%)

EMERGING MARKETS DEBT FUND
Six Months Ended 2/28/05     $     8.95                 11.32%
Year Ended 8/31/04           $     9.58                 14.56%
Year Ended 8/31/03           $     9.02                 30.49%
8/1/02 Through 8/31/02^^^    $     7.53                  7.69%
Year Ended 7/31/02           $     7.05                 (0.67%)
Year Ended 7/31/01           $     7.82                 (0.17%)
Year Ended 7/31/00           $     8.77                 34.12%

GLOBAL STRATEGIC INCOME
FUND@
Six Months Ended 2/28/05     $     9.24                  3.76%
Year Ended 8/31/04           $     9.08                  7.48%
Year Ended 8/31/03           $     8.92                  8.48%
11/1/01 Through 8/31/02^^    $     8.65                  1.61%
Year Ended 10/31/01          $     8.95                  5.46%
Year Ended 10/31/00          $     9.42                  6.57%
Year Ended 10/31/99          $     9.47                  2.26%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          ----------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                             NET ASSETS,                       NET               EXPENSES          INCOME (LOSS)
                                  END OF                INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                  PERIOD       NET          INCOME         REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                              (MILLIONS)  EXPENSES          (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
BOND FUND@
Six Months Ended 2/28/05     $       188      0.67%           3.48%                  0.77%                  3.38%         243%
Year Ended 8/31/04           $       189      0.66%           3.33%                  0.78%                  3.21%         571%
Year Ended 8/31/03           $       308      0.66%           3.97%                  0.76%                  3.87%         679%
11/1/01 Through 8/31/02^^    $       312      0.66%           3.95%                  0.74%                  3.87%         572%
Year Ended 10/31/01          $       315      0.69%           5.77%                  0.70%                  5.76%         423%(x)
Year Ended 10/31/00          $       240      0.69%           6.19%                  0.69%                  6.19%         531%(x)
Year Ended 10/31/99          $       235      0.69%           5.72%                  0.69%                  5.72%         465%(x)

EMERGING MARKETS DEBT FUND
Six Months Ended 2/28/05     $        37      1.25%           6.71%                  1.70%                  6.26%         182%
Year Ended 8/31/04           $        36      1.26%(o)        7.01%                  1.65%                  6.62%         166%
Year Ended 8/31/03           $        60      1.25%           8.11%                  1.52%                  7.84%         157%
8/1/02 Through 8/31/02^^^    $        41      1.25%           9.86%                  1.30%                  9.81%          12%
Year Ended 7/31/02           $        35      1.25%           9.59%                  1.54%                  9.30%         110%(v)
Year Ended 7/31/01           $        35      1.25%          11.20%                  1.92%                 10.53%         141%(v)
Year Ended 7/31/00           $        20      1.25%          11.01%                  1.95%                 10.31%         295%(v)

GLOBAL STRATEGIC INCOME
FUND@
Six Months Ended 2/28/05     $         2      0.99%           4.00%                  2.02%                  2.97%         261%
Year Ended 8/31/04           $         2      1.01%(o)        5.44%                  1.95%                  4.50%         152%
Year Ended 8/31/03           $         3      1.00%           5.10%                  1.48%                  4.62%         248%
11/1/01 Through 8/31/02^^    $         5      1.00%           6.08%                  1.48%                  5.60%         178%
Year Ended 10/31/01          $         5      1.00%           7.32%                  2.63%                  5.69%         107%(y)
Year Ended 10/31/00          $         7      1.00%           7.05%                  2.50%                  5.55%         266%(y)
Year Ended 10/31/99          $         9      1.00%           6.35%                  1.54%                  5.81%         318%(y)

  #  Short periods have been annualized.
(b)  Not annualized for periods less than one year.
(x) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(v) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.
(y) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(o)  Includes interest expense for custody overdraft of 1 basis point.

SEE NOTES TO FINANCIAL STATEMENTS.

                                      PER SHARE OPERATING PERFORMANCE:
                            ---------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:
                                       ----------------------------------------
                                                         NET GAINS
                                                    OR (LOSSES) ON
                            NET ASSET         NET       SECURITIES
                               VALUE,  INVESTMENT            (BOTH   TOTAL FROM
                            BEGINNING      INCOME     REALIZED AND   INVESTMENT
                            OF PERIOD      (LOSS)      UNREALIZED)   OPERATIONS
SHORT TERM BOND FUND@
Six Months Ended 2/28/05    $    9.84        0.15            (0.12)        0.03
Year Ended 8/31/04          $    9.86        0.22            (0.02)        0.20
Year Ended 8/31/03          $   10.04        0.26            (0.03)        0.23
11/1/01 Through 8/31/02^^   $   10.03        0.28             0.04         0.32
Year Ended 10/31/01         $    9.61        0.51^            0.46         0.97
Year Ended 10/31/00         $    9.70        0.58            (0.09)        0.49
Year Ended 10/31/99         $   10.00        0.57            (0.31)        0.26

SHORT TERM BOND FUND II
Six Months Ended 2/28/05    $   10.22        0.15            (0.13)        0.02
Year Ended 8/31/04          $   10.25        0.23^           (0.03)        0.20
Year Ended 8/31/03          $   10.35        0.27^           (0.05)        0.22
11/1/01 Through 8/31/02^^   $   10.40        0.26             0.07         0.33
Year Ended 10/31/01         $    9.90        0.42^            0.57         0.99
Year Ended 10/31/00         $    9.95        0.59            (0.05)        0.54
Year Ended 10/31/99         $   10.15        0.49            (0.20)        0.29

                                      PER SHARE OPERATING PERFORMANCE:
                            ---------------------------------------------------
                                            LESS DISTRIBUTIONS:
                            ---------------------------------------------------
                             DIVIDENDS
                              FROM NET  DISTRIBUTIONS        TAX
                            INVESTMENT   FROM CAPITAL  RETURN OF           TOTAL
                                INCOME          GAINS    CAPITAL   DISTRIBUTIONS
SHORT TERM BOND FUND@
Six Months Ended 2/28/05          0.16             --         --            0.16
Year Ended 8/31/04                0.22             --         --            0.22
Year Ended 8/31/03                0.27           0.14         --            0.41
11/1/01 Through 8/31/02^^         0.27           0.04         --            0.31
Year Ended 10/31/01               0.55             --         --            0.55
Year Ended 10/31/00               0.58             --         --            0.58
Year Ended 10/31/99               0.51           0.05         --            0.56

SHORT TERM BOND FUND II
Six Months Ended 2/28/05          0.15             --         --            0.15
Year Ended 8/31/04                0.23             --         --+           0.23
Year Ended 8/31/03                0.27           0.05         --+           0.32
11/1/01 Through 8/31/02^^         0.27           0.11         --            0.38
Year Ended 10/31/01               0.49             --         --            0.49
Year Ended 10/31/00               0.59             --         --            0.59
Year Ended 10/31/99               0.49             --         --            0.49

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.
 ^^  The fund changed its fiscal year end from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.
  +  Rounds to less than .005 per share amount.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                             NET ASSET
                            VALUE, END                 TOTAL
                             OF PERIOD                RETURN (b)
SHORT TERM BOND FUND@
Six Months Ended 2/28/05    $     9.71                  0.28%
Year Ended 8/31/04          $     9.84                  1.99%
Year Ended 8/31/03          $     9.86                  2.28%
11/1/01 Through 8/31/02^^   $    10.04                  3.21%
Year Ended 10/31/01         $    10.03                 10.39%
Year Ended 10/31/00         $     9.61                  5.19%
Year Ended 10/31/99         $     9.70                  2.70%

SHORT TERM BOND FUND II
Six Months Ended 2/28/05    $    10.09                  0.17%
Year Ended 8/31/04          $    10.22                  2.01%
Year Ended 8/31/03          $    10.25                  2.15%
11/1/01 Through 8/31/02^^   $    10.35                  3.30%
Year Ended 10/31/01         $    10.40                 10.29%
Year Ended 10/31/00         $     9.90                  5.56%
Year Ended 10/31/99         $     9.95                  2.97%

                                                              RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                         -------------------------------------------------------------------
                                                                                              NET INVESTMENT
                            NET ASSETS,                    NET               EXPENSES          INCOME (LOSS)
                                 END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                 PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                             (MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
SHORT TERM BOND FUND@
Six Months Ended 2/28/05    $       100      0.58%        3.06%                  0.73%                  2.91%         56%
Year Ended 8/31/04          $        94      0.58%        2.22%                  0.73%                  2.07%        261%
Year Ended 8/31/03          $       122      0.56%        2.59%                  0.71%                  2.44%        386%
11/1/01 Through 8/31/02^^   $       122      0.57%        3.22%                  0.72%                  3.07%        215%
Year Ended 10/31/01         $        67      0.60%        5.22%                  0.82%                  5.00%        160%(w)
Year Ended 10/31/00         $        38      0.60%        6.00%                  0.82%                  5.78%        271%(w)
Year Ended 10/31/99         $        39      0.57%        5.24%                  0.80%                  5.01%        398%(w)

SHORT TERM BOND FUND II
Six Months Ended 2/28/05    $       463      0.50%        2.92%                  0.69%                  2.73%         47%
Year Ended 8/31/04          $       492      0.50%        2.26%                  0.70%                  2.06%        253%
Year Ended 8/31/03          $       342      0.50%        2.58%                  0.70%                  2.38%        319%
11/1/01 Through 8/31/02^^   $       144      0.50%        2.91%                  0.70%                  2.71%        192%
Year Ended 10/31/01         $       144      0.50%        4.15%                  0.77%                  3.88%        315%
Year Ended 10/31/00         $        21      0.45%        5.99%                  1.02%                  5.42%        139%
Year Ended 10/31/99         $        28      0.42%        4.89%                  1.02%                  4.29%        302%

  #  Short periods have been annualized.
(b)  Not annualized for periods less than one year.
(w) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA@

                                                           PER SHARE OPERATING PERFORMANCE:
                            ---------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                       ----------------------------------------  ----------------------------------------
                                                         NET GAINS
                                                    OR (LOSSES) ON
                            NET ASSET         NET       SECURITIES                DIVIDENDS
                               VALUE,  INVESTMENT            (BOTH   TOTAL FROM    FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME     REALIZED AND   INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                            OF PERIOD      (LOSS)      UNREALIZED)   OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
BOND FUND
Six Months Ended 2/28/05    $    9.97        0.18             0.08         0.26        0.22           0.30           0.52
Year Ended 8/31/04          $    9.95        0.36             0.32         0.68        0.36           0.30           0.66
Year Ended 8/31/03          $   10.05        0.43            (0.02)        0.41        0.43           0.08           0.51
11/1/01 Through 8/31/02^^   $   10.09        0.34             0.02         0.36        0.34           0.06           0.40
Year Ended 10/31/01         $    9.47        0.54^            0.72         1.26        0.62           0.02           0.64
Year Ended 10/31/00         $    9.46        0.64            (0.02)        0.62        0.61             --           0.61
Year Ended 10/31/99         $   10.02        0.60            (0.57)        0.03        0.59             --           0.59

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.
 ^^  The fund changed its fiscal year from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                             NET ASSET
                            VALUE, END                 TOTAL
                             OF PERIOD                RETURN (b)
BOND FUND
Six Months Ended 2/28/05    $     9.71                  2.67%
Year Ended 8/31/04          $     9.97                  7.05%
Year Ended 8/31/03          $     9.95                  4.08%
11/1/01 Through 8/31/02^^   $    10.05                  3.80%
Year Ended 10/31/01         $    10.09                 13.63%
Year Ended 10/31/00         $     9.47                  6.92%
Year Ended 10/31/99         $     9.46                  0.28%

                                                              RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                         -------------------------------------------------------------------
                                                                                              NET INVESTMENT
                            NET ASSETS,                    NET               EXPENSES          INCOME (LOSS)
                                 END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                 PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                             (MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
BOND FUND
Six Months Ended 2/28/05    $       358      0.40%        3.74%                  0.55%                  3.59%        243%
Year Ended 8/31/04          $       381      0.40%        3.59%                  0.56%                  3.43%        571%
Year Ended 8/31/03          $       444      0.40%        4.19%                  0.55%                  4.04%        679%
11/1/01 Through 8/31/02^^   $       609      0.40%        4.20%                  0.53%                  4.07%        572%
Year Ended 10/31/01         $       598      0.37%        6.08%                  0.47%                  5.98%        423%(x)
Year Ended 10/31/00         $       466      0.35%        6.49%                  0.42%                  6.42%        531%(x)
Year Ended 10/31/99         $       299      0.36%        6.08%                  0.49%                  5.95%        465%(x)

  #  Short periods have been annualized.
(b)  Not annualized for periods less than one year.
(x) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Short Term Bond Fund II (a separate series of J.P. Morgan Mutual Fund Group), JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund (formerly JPMorgan Fleming Emerging Markets Debt Fund), JPMorgan Global Strategic Income Fund and JPMorgan Short Term Bond Fund (separate series of JPMorgan Trust I) (hereafter collectively referred to as the "Funds") at February 28, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2005

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Funds ("JPMF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMF approved the election of each Trustee by the following votes:

                                                                             AFFIRMATIVE          NEGATIVE
William J. Armstrong                                                          23,945,137           946,540
Roland R. Eppley, Jr.                                                         23,943,509           948,169
John F. Finn                                                                  23,946,044           945,633
Dr. Matthew Goldstein                                                         23,983,122           908,556
Robert J. Higgins                                                             23,942,018           949,660
Peter C. Marshall                                                             23,946,044           945,633
Marilyn McCoy                                                                 23,983,749           907,928
William G. Morton, Jr.                                                        23,940,389           951,288
Robert A. Oden, Jr.                                                           23,941,453           950,224
Fergus Reid, III                                                              23,940,546           951,131
Frederick W. Ruebeck                                                          23,984,028           907,649
James J. Schonbachler                                                         23,983,122           908,556
Leonard M. Spalding                                                           23,943,509           948,169

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which the Fund would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                   BROKER
                                               FOR      AGAINST      ABSTAIN    NON-VOTES
JPMorgan Emerging Markets Debt Fund     17,271,301      136,300      693,417    3,205,849

A Special Meeting of Shareholders of J.P. Morgan Institutional Funds ("JPMIF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMIF approved the election of each Trustee by the following votes:

                                                                             AFFIRMATIVE          NEGATIVE
William J. Armstrong                                                       2,570,614,090        22,720,763
Roland R. Eppley, Jr.                                                      2,570,399,817        22,935,037
John F. Finn                                                               2,569,881,278        23,453,575
Dr. Matthew Goldstein                                                      2,570,332,886        23,001,967
Robert J. Higgins                                                          2,569,489,951        23,844,902
Peter C. Marshall                                                          2,569,718,781        23,616,072
Marilyn McCoy                                                              2,569,796,782        23,538,071
William G. Morton, Jr.                                                     2,569,572,614        23,762,240
Robert A. Oden, Jr.                                                        2,569,148,888        24,185,965
Fergus Reid, III                                                           2,570,290,303        23,044,550
Frederick W. Ruebeck                                                       2,569,687,035        23,647,818
James J. Schonbachler                                                      2,570,727,808        22,607,045
Leonard M. Spalding                                                        2,570,279,217        23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                   BROKER
                                               FOR      AGAINST      ABSTAIN    NON-VOTES
JPMorgan Bond Fund                     519,182,831      875,750      265,483    8,673,201
JPMorgan Global Strategic Income Fund   28,454,263       20,142       10,561    1,064,906
JPMorgan Short Term Bond Fund          449,627,214      549,723       39,341   15,332,708

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Group ("JPMMFG") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMMFG approved the election of each Trustee by the following votes:

                                                                     AFFIRMATIVE       NEGATIVE        ABSTAIN
William J. Armstrong                                                 128,297,849      3,531,682        261,556
Roland R. Eppley, Jr.                                                128,420,274      3,409,257        261,556
John F. Finn                                                         128,500,853      3,328,678        261,556
Dr. Matthew Goldstein                                                128,448,980      3,380,551        261,556
Robert J. Higgins                                                    128,521,979      3,307,551        261,556
Peter C. Marshall                                                    128,497,115      3,331,416        261,556
Marilyn McCoy                                                        128,478,689      3,350,842        261,556
William G. Morton, Jr.                                               128,470,511      3,359,020        261,556
Robert A. Oden, Jr.                                                  128,476,705      3,352,826        261,556
Fergus Reid, III                                                     128,378,739      3,450,792        261,556
Frederick W. Ruebeck                                                 128,426,489      3,403,042        261,556
James J. Schonbachler                                                128,537,477      3,292,054        261,556
Leonard M. Spalding                                                  128,197,032      3,632,498        261,556

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which the Fund would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The necessary quorum was not met and, as a result, a majority of the shareholders of the Fund did not approve the Agreement and Plan of Reorganization. The following votes were represented:

                                                                                   BROKER
                                               FOR      AGAINST      ABSTAIN    NON-VOTES
JPMorgan Short Term Bond Fund II        44,881,345       39,939      155,878    3,391,120

To approve the amendment of certain fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. The necessary quorum was not met and, as a result, a majority of the shareholders of the Fund did not approve the Agreement and Plan of Reorganization. The following votes were represented:

                                                                                   BROKER
                                               FOR      AGAINST      ABSTAIN    NON-VOTES
JPMorgan Short Term Bond Fund II        44,864,382       41,811      170,968    3,391,120

A Special Meeting of Shareholders of J.P. Morgan Series Trust ("JPMST") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of shareholders of the JPMST approved the election of each Trustee by the following votes:

                                                                             AFFIRMATIVE          NEGATIVE
William J. Armstrong                                                       1,992,936,052         8,575,717
Roland R. Eppley, Jr.                                                      1,993,051,772         8,459,997
John F. Finn                                                               1,993,318,545         8,193,223
Dr. Matthew Goldstein                                                      1,993,320,045         8,191,724
Robert J. Higgins                                                          1,993,309,565         8,202,204
Peter C. Marshall                                                          1,993,308,029         8,203,740
Marilyn McCoy                                                              1,993,308,029         8,203,740
William G. Morton, Jr.                                                     1,993,305,371         8,206,397
Robert A. Oden, Jr.                                                        1,993,298,511         8,213,258
Fergus Reid, III                                                           1,992,861,420         8,650,349
Frederick W. Ruebeck                                                       1,993,251,990         8,259,779
James J. Schonbachler                                                      1,993,126,404         8,385,365
Leonard M. Spalding                                                        1,993,173,822         8,337,947

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                   BROKER
                                               FOR      AGAINST      ABSTAIN    NON-VOTES
JPMorgan Enhanced Income Fund          187,049,628      117,369    1,464,793           --

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2005
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2004, and continued to hold your shares at the end of the reporting period, February 28, 2005.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                        EXPENSES PAID
                                                   BEGINNING              ENDING        DURING PERIOD
                                              ACCOUNT VALUE,      ACCOUNT VALUE,       SEPTEMBER 1 TO      ANNUALIZED
                                           SEPTEMBER 1, 2004   FEBRUARY 28, 2005    FEBRUARY 28, 2005*  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------
BOND FUND
CLASS A
    Actual period return                            $  1,000            $  1,025              $  3.72            0.74%
    Hypothetical                                    $  1,000            $  1,021              $  3.71            0.74%
CLASS B
    Actual period return                            $  1,000            $  1,021              $  7.47            1.49%
    Hypothetical                                    $  1,000            $  1,018              $  7.45            1.49%
CLASS C
    Actual period return                            $  1,000            $  1,021              $  7.47            1.49%
    Hypothetical                                    $  1,000            $  1,018              $  7.45            1.49%
INSTITUTIONAL
    Actual period return                            $  1,000            $  1,027              $  2.46            0.49%
    Hypothetical                                    $  1,000            $  1,023              $  2.46            0.49%
SELECT
    Actual period return                            $  1,000            $  1,025              $  3.36            0.67%
    Hypothetical                                    $  1,000            $  1,022              $  3.36            0.67%
ULTRA
    Actual period return                            $  1,000            $  1,027              $  2.01            0.40%
    Hypothetical                                    $  1,000            $  1,023              $  2.01            0.40%

ENHANCED INCOME FUND
INSTITUTIONAL
    Actual period return                            $  1,000            $  1,010              $  1.00            0.20%
    Hypothetical                                    $  1,000            $  1,024              $  1.00            0.20%

EMERGING MARKETS DEBT FUND
SELECT
    Actual period return                            $  1,000            $  1,113              $  6.55            1.25%
    Hypothetical                                    $  1,000            $  1,019              $  6.26            1.25%

                                                                                        EXPENSES PAID
                                                   BEGINNING              ENDING        DURING PERIOD
                                              ACCOUNT VALUE,      ACCOUNT VALUE,       SEPTEMBER 1 TO      ANNUALIZED
                                           SEPTEMBER 1, 2004   FEBRUARY 28, 2005    FEBRUARY 28, 2005*  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND
CLASS A
    Actual period return                            $  1,000            $  1,037              $  6.16            1.22%
    Hypothetical                                    $  1,000            $  1,019              $  6.11            1.22%
CLASS B
    Actual period return                            $  1,000            $  1,036              $  8.33            1.65%
    Hypothetical                                    $  1,000            $  1,017              $  8.25            1.65%
CLASS C
    Actual period return                            $  1,000            $  1,036              $  8.33            1.65%
    Hypothetical                                    $  1,000            $  1,017              $  8.25            1.65%
INSTITUTIONAL
    Actual period return                            $  1,000            $  1,039              $  3.29            0.65%
    Hypothetical                                    $  1,000            $  1,022              $  3.26            0.65%
SELECT
    Actual period return                            $  1,000            $  1,038              $  5.00            0.99%
    Hypothetical                                    $  1,000            $  1,020              $  4.96            0.99%
CLASS M
    Actual period return                            $  1,000            $  1,036              $  7.32            1.45%
    Hypothetical                                    $  1,000            $  1,018              $  7.25            1.45%

SHORT TERM BOND FUND
CLASS A
    Actual period return                            $  1,000            $  1,001              $  3.72            0.75%
    Hypothetical                                    $  1,000            $  1,021              $  3.76            0.75%
INSTITUTIONAL
    Actual period return                            $  1,000            $  1,004              $  1.49            0.30%
    Hypothetical                                    $  1,000            $  1,024              $  1.51            0.30%
SELECT
    Actual period return                            $  1,000            $  1,003              $  2.88            0.58%
    Hypothetical                                    $  1,000            $  1,022              $  2.91            0.58%

                                                                                        EXPENSES PAID
                                                   BEGINNING              ENDING        DURING PERIOD
                                              ACCOUNT VALUE,      ACCOUNT VALUE,       SEPTEMBER 1 TO      ANNUALIZED
                                           SEPTEMBER 1, 2004   FEBRUARY 28, 2005    FEBRUARY 28, 2005*  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND II
CLASS A
    Actual period return                            $  1,000            $    999              $  3.72            0.75%
    Hypothetical                                    $  1,000            $  1,021              $  3.76            0.75%
CLASS M
    Actual period return                            $  1,000            $    998              $  4.90            0.99%
    Hypothetical                                    $  1,000            $  1,020              $  4.96            0.99%
SELECT
    Actual period return                            $  1,000            $  1,002              $  2.48            0.50%
    Hypothetical                                    $  1,000            $  1,023              $  2.51            0.50%

* Expenses are equal to the class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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

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

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

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, each Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM. A copy of each Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                               PRSRT STD
6112 W. 73rd Street                                             U.S. POSTAGE
Bedford Park, IL 60638                                          PAID
                                                                PERMIT 2891
                                                                KANSAS CITY, MO

(C) J.P. Morgan Chase & Co., 2005 All rights reserved. February 2005.

                                                                     SAN-INC-205

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

        File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
        Schedule 14A (17 CFR 240.14a-101), or this Item.

 NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

        (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

EFFECTIVE FEBRUARY 19, 2005, THE REGISTRANT CHANGED ITS ADMINISTRATOR FROM JPMORGAN CHASE BANK TO JPMORGAN FUNDS MANAGEMENT, INC. THE ADMINISTRATOR PREPARES FINANCIAL REPORTS AND ADMINISTRATIVE FILINGS ON BEHALF OF THE REGISTRANT. ALL PRE-EXISTING POLICIES AND PROCEDURES REMAIN SUBSTANTIALLY THE SAME.

ITEM 12. EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

        (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   J.P. Morgan Mutual Fund Group
             -------------------------------------------------------------------

By (Signature and Title)* /s/ George C. W. Gatch
                         -------------------------------------------------------
                               George C.W. Gatch, President

Date May 9, 2005
    ----------------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephanie J. Dorsey
                         -------------------------------------------------------
                               Stephanie J. Dorsey, Treasurer

Date May 9, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)* /s/ George C.W. Gatch
                         -------------------------------------------------------
                               George C.W. Gatch, President

Date May 9, 2005
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

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